UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
January 31, 2018
Columbia Capital Allocation Portfolios
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Aggressive Portfolio
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Capital Allocation Portfolios   |  Annual Report 2018

Columbia Capital Allocation Portfolios  |  Annual Report 2018

Fund at a Glance
Columbia Capital Allocation Conservative Portfolio
Investment objective
Columbia Capital Allocation Conservative Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2010
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	7.90	3.99	4.30
	Including sales charges		2.78	2.98	3.79
Advisor Class*		06/13/13	8.11	4.20	4.40
Class C	Excluding sales charges	03/04/04	7.14	3.21	3.53
	Including sales charges		6.14	3.21	3.53
Institutional Class*		09/27/10	8.06	4.22	4.48
Institutional 2 Class*		06/13/13	8.15	4.27	4.44
Institutional 3 Class*		06/13/13	8.22	4.32	4.46
Class K		03/04/04	7.92	4.07	4.42
Class R*		09/27/10	7.53	3.71	4.06
Blended Benchmark			6.61	4.29	4.67
Bloomberg Barclays U.S. Aggregate Bond Index			2.15	2.01	3.71
Russell 3000 Index			25.16	15.53	9.85
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 66% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Russell 3000 Index, 10% FTSE Three-Month U.S. Treasury Bill Index, 5% MSCI EAFE Index (Net) and 4% Bloomberg Barclays U.S. Corporate High-Yield Index. The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Capital Allocation Portfolios | Annual Report 2018

Fund at a Glance   (continued)
Columbia Capital Allocation Conservative Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	7.9
Common Stocks	4.0
Equity Funds	18.7
Fixed-Income Funds	58.2
Money Market Funds	11.1
Preferred Stocks	0.1
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2018	3

Fund at a Glance
Columbia Capital Allocation Moderate Conservative Portfolio
Investment objective
Columbia Capital Allocation Moderate Conservative Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2009
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	11.79	5.86	5.75
	Including sales charges		5.34	4.62	5.13
Advisor Class*		11/08/12	12.07	6.14	5.89
Class C	Excluding sales charges	10/15/96	10.92	5.06	4.96
	Including sales charges		9.92	5.06	4.96
Institutional Class		10/15/96	12.03	6.12	6.01
Institutional 2 Class*		11/08/12	12.12	6.20	5.93
Institutional 3 Class*		06/13/13	12.12	6.24	5.94
Class K*		02/28/13	11.82	5.94	5.79
Class R		01/23/06	11.50	5.59	5.49
Blended Benchmark			10.11	6.12	5.62
Bloomberg Barclays U.S. Aggregate Bond Index			2.15	2.01	3.71
Russell 3000 Index			25.16	15.53	9.85
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 55.5% Bloomberg Barclays U.S. Aggregate Bond Index, 26% Russell 3000 Index, 9% MSCI EAFE Index (Net), 5% FTSE Three-Month U.S. Treasury Bill Index and 4.5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
4	Columbia Capital Allocation Portfolios | Annual Report 2018

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	7.0
Common Stocks	2.7
Equity Funds	33.0
Fixed-Income Funds	47.4
Money Market Funds	9.9
Preferred Stocks	0.0 (a)
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2018	5

Fund at a Glance
Columbia Capital Allocation Moderate Portfolio
Investment objective
Columbia Capital Allocation Moderate Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2010
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	16.39	7.95	6.40
	Including sales charges		9.70	6.68	5.77
Advisor Class*		06/13/13	16.68	8.21	6.53
Class C	Excluding sales charges	03/04/04	15.46	7.16	5.61
	Including sales charges		14.46	7.16	5.61
Institutional Class*		09/27/10	16.60	8.23	6.59
Institutional 2 Class*		06/13/13	16.62	8.27	6.56
Institutional 3 Class*		06/13/13	16.68	8.34	6.59
Class K		03/04/04	16.35	8.02	6.52
Class R*		09/27/10	16.05	7.68	6.13
Blended Benchmark			14.06	8.01	6.64
Russell 3000 Index			25.16	15.53	9.85
Bloomberg Barclays U.S. Aggregate Bond Index			2.15	2.01	3.71
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 42.5% Bloomberg Barclays U.S. Aggregate Bond Index, 37% Russell 3000 Index, 11% MSCI EAFE Index (Net), 7.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 2% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
6	Columbia Capital Allocation Portfolios | Annual Report 2018

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	6.4
Common Stocks	2.2
Equity Funds	44.5
Fixed-Income Funds	40.1
Money Market Funds	6.8
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2018	7

Fund at a Glance
Columbia Capital Allocation Moderate Aggressive Portfolio
Investment objective
Columbia Capital Allocation Moderate Aggressive Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with a moderate aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2009
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	20.88	9.58	7.45
	Including sales charges		13.95	8.30	6.81
Advisor Class*		11/08/12	21.09	9.87	7.59
Class C	Excluding sales charges	10/15/96	19.91	8.75	6.63
	Including sales charges		18.91	8.75	6.63
Institutional Class		10/15/96	21.13	9.84	7.70
Institutional 2 Class*		11/08/12	21.18	9.96	7.64
Institutional 3 Class*		06/13/13	21.26	9.98	7.64
Class K*		02/28/13	21.00	9.69	7.50
Class R		01/23/06	20.51	9.30	7.18
Class V*	Excluding sales charges	03/07/11	20.88	9.56	7.41
	Including sales charges		13.95	8.28	6.77
Blended Benchmark			17.84	9.74	7.31
Bloomberg Barclays U.S. Aggregate Bond Index			2.15	2.01	3.71
Russell 3000 Index			25.16	15.53	9.85
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 49% Russell 3000 Index, 28.5% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI EAFE Index (Net), 6.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 4% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
8	Columbia Capital Allocation Portfolios | Annual Report 2018

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	6.3
Common Stocks	1.6
Equity Funds	56.6
Fixed-Income Funds	22.8
Money Market Funds	12.7
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2018	9

Fund at a Glance
Columbia Capital Allocation Aggressive Portfolio
Investment objective
Columbia Capital Allocation Aggressive Portfolio (the Fund) is designed for investors seeking the highest level of total return that is consistent with an aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-Portfolio Manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Managed Fund since 2010
Joshua Kutin, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-Portfolio Manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	25.45	11.25	7.31
	Including sales charges		18.22	9.93	6.68
Advisor Class*		06/13/13	25.76	11.50	7.43
Class C	Excluding sales charges	03/04/04	24.61	10.42	6.52
	Including sales charges		23.61	10.42	6.52
Institutional Class*		09/27/10	25.73	11.54	7.52
Institutional 2 Class*		06/13/13	25.83	11.59	7.48
Institutional 3 Class*		06/13/13	25.89	11.64	7.50
Class K		03/04/04	25.51	11.34	7.48
Class R*		09/27/10	25.21	10.98	7.07
Blended Benchmark			21.73	11.37	7.84
Russell 3000 Index			25.16	15.53	9.85
Bloomberg Barclays U.S. Aggregate Bond Index			2.15	2.01	3.71
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 60% Russell 3000 Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, 14% MSCI EAFE Index (Net), 6% MSCI Emerging Markets Index (Net) and 5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
10	Columbia Capital Allocation Portfolios | Annual Report 2018

Fund at a Glance   (continued)
Columbia Capital Allocation Aggressive Portfolio
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	6.5
Common Stocks	2.8
Equity Funds	72.0
Fixed-Income Funds	11.2
Money Market Funds	7.5
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Capital Allocation Portfolios | Annual Report 2018	11

Manager Discussion of Fund Performance

All returns listed below are for Class A shares excluding sales charges for the 12-month period that ended January 31, 2018. We attribute the Funds’ relative performance to strong results from asset class allocation and underlying fund performance overall.
•	Columbia Capital Allocation Conservative Portfolio returned 7.90%. The Fund outperformed its Blended Benchmark, which returned 6.61%.
•	Columbia Capital Allocation Moderate Conservative Portfolio returned 11.79%. The Fund outperformed its Blended Benchmark, which returned 10.11%.
•	Columbia Capital Allocation Moderate Portfolio returned 16.39%. The Fund outperformed its Blended Benchmark, which returned 14.06%.
•	Columbia Capital Allocation Moderate Aggressive Portfolio returned 20.88%. The Fund outperformed its Blended Benchmark, which returned 17.84%.
•	Columbia Capital Allocation Aggressive Portfolio returned 25.45%. The Fund outperformed its Blended Benchmark, which returned 21.73%.
During the same time frame, the Russell 3000 Index, which measures domestic equities, returned 25.16%; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, returned 2.15%; the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the U.S. high-yield corporate bond market, returned 6.60%; the MSCI EAFE Index (Net), which measures international equities, returned 27.60%; the MSCI Emerging Markets Index (Net), which measures emerging market equities, returned 41.01%; and the FTSE Three-Month U.S. Treasury Bill Index advanced 0.91% for the period.
Global capital markets gained during period amid economic expectations
During the 12-month period, major asset classes ascended, with stocks outperforming bonds. The Russell 3000 Index and S&P 500 Index, each a broad proxy for the U.S. equity market, rose 25.16% and 26.41%, respectively, advancing each month in the 12-month period. Within the U.S. equity market, large-cap stocks outperformed smaller cap stocks, and growth stocks significantly outperformed value stocks. Emerging markets equities performed even better, with the MSCI Emerging Markets Index (Net) gaining 41.01%. International developed market equities also fared well, as measured by the 27.60% return of the MSCI EAFE Index (Net). Local currency returns for international equity markets were also positive but not as good as U.S. dollar-based returns, as the U.S. dollar declined approximately 10% against a basket of foreign market currencies, as measured by the U.S. Dollar Index.
The U.S. fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, may have overthought the perceived weakness across the economy. At the end of the 12-month period, the yield on the 10-year U.S. Treasury bond was near 2.45%. The yield on this bellwether U.S. Treasury declined materially following the middle part of 2017, as worries about economic growth began to filter into the investment backdrop. By September 2017, the 10-year U.S. Treasury yield had fallen to just more than 2%, and the probability of a December 2017 interest rate hike by the Federal Reserve (the Fed) priced into fed funds futures was barely 20%. Yet neither the real economy nor the Fed itself ratified these soft and dovish expectations, and equity markets marched forward to claim their highest levels of the calendar year. During the fourth quarter of 2017, bond investors seemed to reconsider their forecasts for economic growth and inflation, and market patterns favored prosperity-linked assets at the expense of interest-rate-sensitive assets. Thus, leading the way for fixed-income investors during the period overall were global inflation-protected securities, as measured by the 8.58% return of the Bloomberg Barclays Global Inflation-Linked Bond Index (Unhedged). High-yield corporate bonds and investment-grade corporate bonds, as measured by the 6.60% return of the Bloomberg Barclays U.S. Corporate High-Yield Index and the 5.08% return of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, also performed well during the period. Conversely, U.S. Treasuries, as measured by the 0.69% return of the Bloomberg Barclays U.S. Treasury Index, posted more pedestrian performance. Still, U.S. Treasury bonds with long duration profiles performed notably better, with the Bloomberg Barclays U.S. Long Treasury Index returning 4.62% for the period.
12	Columbia Capital Allocation Portfolios | Annual Report 2018

Manager Discussion of Fund Performance  (continued)

The Fed raised the targeted federal funds rate three times during the period — in March, June and December 2017 — and also began normalizing its balance sheet in October 2017. (Balance sheet normalization refers to the steps the Fed takes to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.)
Allocation positioning and underlying fund performance supported relative results
Absolute returns in all five Funds were positive, and all five outperformed their respective Blended Benchmark. Asset allocation decisions overall contributed positively to returns in all five Funds, especially having an overweight to equities and an underweight to fixed income in each. Underlying fund performance also contributed positively to returns in all five Funds. On the equity side, allocation positioning in emerging market equities, developed market equities and U.S. large- and mid-cap equities aided results as did underlying fund performance within each of these market segments. Positioning in U.S. small-cap equities, which lagged these other market segments, detracted from relative results. Within fixed income, an underweight to core fixed income within all five Funds added the most value. Conversely, allocations to and underlying fund performance in high-yield corporate bonds detracted from relative returns in the two most aggressive Funds, although the sector generated strong positive absolute returns. Exposure to emerging markets bonds, not a component of the Blended Benchmarks, also detracted from relative results in all but the most conservative Fund, though underlying fund performance within this sector contributed positively. Despite posting positive absolute returns, out-of-benchmark allocations to absolute return strategies detracted from results in all five Funds, as they were not able to keep pace with the strong returns posted by other segments of the market.
Portfolio changes
Asset class changes within the Funds can be driven by active trading, by directing allocations to select asset classes or by market appreciation or depreciation within a given asset class. While remaining overweight equities in all five Funds, during the period, we increased allocations to equities in the three most aggressive Funds, especially to emerging markets equities, and decreased equity overweights in the two most conservative Funds. We increased all five Funds’ allocations to fixed income but remained underweight relative to the Blended Benchmarks. Specifically, we increased allocations to U.S. Treasuries and high-yield corporate bonds in all five Funds. Among alternative investment strategies, we increased allocations to commodities in the three most aggressive Funds based on our view that momentum dynamics remained favorable and economic strength should bolster returns of real assets. We maintained exposure to alternative strategies in all five Funds, a position largely centered on seeking to help reduce volatility and offer diversification benefits.
Derivatives usage
During the period, the use of derivatives positions on equity indices, fixed-income indices and currencies was implemented via an overlay to the Funds to efficiently allocate capital across the Funds and to allow greater flexibility in establishing exposure to a given market than might otherwise be possible. Futures and credit default swaps were used, as they can offer both a liquid and cost efficient means of establishing exposure in a given market and can be used to hedge duration and/or to reduce, or hedge, exposure to risk. The Funds benefited from the use of derivatives overall during the period. Also, some of the underlying funds used derivatives during the period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Capital Allocation Portfolios | Annual Report 2018	13

Manager Discussion of Fund Performance  (continued)

update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
14	Columbia Capital Allocation Portfolios | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2017 — January 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Conservative Portfolio
Class A	1,000.00	1,000.00	1,032.90	1,022.43	2.82	2.80	0.55	5.33	5.30	1.04
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,034.40	1,023.69	1.54	1.53	0.30	4.05	4.03	0.79
Class C	1,000.00	1,000.00	1,029.20	1,018.65	6.65	6.61	1.30	9.16	9.11	1.79
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,034.20	1,023.69	1.54	1.53	0.30	4.05	4.03	0.79
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,034.60	1,023.79	1.44	1.43	0.28	3.95	3.93	0.77
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,034.90	1,024.05	1.18	1.17	0.23	3.69	3.67	0.72
Class K	1,000.00	1,000.00	1,033.40	1,022.53	2.72	2.70	0.53	5.23	5.20	1.02
Class R	1,000.00	1,000.00	1,031.60	1,021.17	4.10	4.08	0.80	6.61	6.57	1.29
Columbia Capital Allocation Portfolios | Annual Report 2018	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
August 1, 2017 — January 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Moderate Conservative Portfolio
Class A	1,000.00	1,000.00	1,055.90	1,022.79	2.49	2.45	0.48	5.39	5.30	1.04
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,057.70	1,024.05	1.19	1.17	0.23	4.10	4.03	0.79
Class C	1,000.00	1,000.00	1,050.80	1,019.00	6.36	6.26	1.23	9.25	9.11	1.79
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,057.00	1,024.05	1.19	1.17	0.23	4.10	4.03	0.79
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,057.00	1,024.15	1.09	1.07	0.21	3.99	3.93	0.77
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,057.00	1,024.40	0.83	0.82	0.16	3.73	3.67	0.72
Class K	1,000.00	1,000.00	1,056.00	1,022.89	2.38	2.35	0.46	5.29	5.20	1.02
Class R	1,000.00	1,000.00	1,053.50	1,021.53	3.78	3.72	0.73	6.68	6.57	1.29
Columbia Capital Allocation Moderate Portfolio
Class A	1,000.00	1,000.00	1,080.90	1,023.04	2.26	2.19	0.43	5.61	5.46	1.07
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,082.40	1,024.30	0.94	0.92	0.18	4.30	4.18	0.82
Class C	1,000.00	1,000.00	1,076.60	1,019.26	6.18	6.01	1.18	9.53	9.26	1.82
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,081.50	1,024.30	0.94	0.92	0.18	4.30	4.18	0.82
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,081.60	1,024.40	0.84	0.82	0.16	4.20	4.08	0.80
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,081.90	1,024.60	0.63	0.61	0.12	3.99	3.88	0.76
Class K	1,000.00	1,000.00	1,080.30	1,023.14	2.15	2.09	0.41	5.51	5.35	1.05
Class R	1,000.00	1,000.00	1,078.90	1,021.78	3.56	3.47	0.68	6.92	6.73	1.32
Columbia Capital Allocation Moderate Aggressive Portfolio
Class A	1,000.00	1,000.00	1,105.60	1,022.79	2.55	2.45	0.48	6.05	5.81	1.14
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,106.90	1,024.05	1.22	1.17	0.23	4.73	4.54	0.89
Class C	1,000.00	1,000.00	1,101.80	1,019.00	6.52	6.26	1.23	10.01	9.62	1.89
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,107.20	1,024.05	1.22	1.17	0.23	4.73	4.54	0.89
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,107.30	1,024.25	1.01	0.97	0.19	4.51	4.34	0.85
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,107.50	1,024.50	0.74	0.71	0.14	4.25	4.08	0.80
Class K	1,000.00	1,000.00	1,105.80	1,022.99	2.34	2.24	0.44	5.84	5.61	1.10
Class R	1,000.00	1,000.00	1,104.40	1,021.53	3.87	3.72	0.73	7.37	7.08	1.39
Class V	1,000.00	1,000.00	1,105.60	1,022.79	2.55	2.45	0.48	6.05	5.81	1.14
16	Columbia Capital Allocation Portfolios | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
August 1, 2017 — January 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Aggressive Portfolio
Class A	1,000.00	1,000.00	1,131.10	1,022.89	2.47	2.35	0.46	6.39	6.07	1.19
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,132.80	1,024.15	1.13	1.07	0.21	5.05	4.80	0.94
Class C	1,000.00	1,000.00	1,127.20	1,019.11	6.49	6.16	1.21	10.40	9.87	1.94
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,132.40	1,024.15	1.13	1.07	0.21	5.05	4.80	0.94
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,132.40	1,024.20	1.07	1.02	0.20	5.00	4.74	0.93
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,133.00	1,024.50	0.75	0.71	0.14	4.68	4.44	0.87
Class K	1,000.00	1,000.00	1,131.20	1,022.94	2.42	2.29	0.45	6.34	6.02	1.18
Class R	1,000.00	1,000.00	1,129.90	1,021.63	3.81	3.62	0.71	7.73	7.34	1.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Columbia Capital Allocation Portfolios | Annual Report 2018	17

Portfolio of Investments
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 7.9%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class(a),(b)	52,691	539,026
Columbia Alternative Beta Fund, Institutional 3 Class(a)	468,857	4,411,947
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	400,513	2,351,012
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	404,687	3,937,607
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	904,167	8,987,418
Total Alternative Strategies Funds (Cost $20,403,787)		20,227,010

Common Stocks 4.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components —%
Dana, Inc.	320	10,557
Dorman Products, Inc.(b)	275	20,746
Faurecia	241	21,657
Total		52,960
Automobiles 0.2%
Fiat Chrysler Automobiles NV(b)	1,597	38,588
Peugeot SA	5,258	118,093
Subaru Corp.	3,700	123,241
Suzuki Motor Corp.	2,100	120,614
Winnebago Industries, Inc.	25	1,136
Total		401,672
Diversified Consumer Services —%
Adtalem Global Education, Inc.(b)	450	20,700
Sotheby’s (b)	275	14,509
Weight Watchers International, Inc.(b)	246	15,815
Total		51,024
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	375	8,261
Brinker International, Inc.	100	3,634
Cracker Barrel Old Country Store, Inc.	100	17,648
Dave & Buster’s Entertainment, Inc.(b)	60	2,820
Ruth’s Hospitality Group, Inc.	777	18,415
Sonic Corp.	400	10,336
TUI AG	4,554	103,003
Total		164,117
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.1%
Electrolux AB, Class B	1,690	59,666
La-Z-Boy, Inc.	540	16,281
MDC Holdings, Inc.	124	4,180
Persimmon PLC	2,959	105,117
Taylor Wimpey PLC	41,973	113,589
Zagg, Inc.(b)	900	15,030
Total		313,863
Internet & Direct Marketing Retail —%
Nutrisystem, Inc.	75	3,244
PetMed Express, Inc.	375	16,950
Total		20,194
Leisure Products —%
Sturm Ruger & Co., Inc.	204	10,802
Media —%
Entravision Communications Corp., Class A	2,100	14,595
Gannett Co., Inc.	1,620	19,116
Gray Television, Inc.(b)	480	7,848
New York Times Co. (The), Class A	280	6,510
Total		48,069
Specialty Retail 0.1%
Buckle, Inc. (The)	200	4,010
Finish Line, Inc., Class A (The)	1,200	13,596
Hibbett Sports, Inc.(b)	500	11,300
Restoration Hardware Holdings, Inc.(b)	195	18,328
Sleep Number Corp.(b)	500	18,820
Tailored Brands, Inc.	150	3,629
Tilly’s, Inc.	300	4,476
Total		74,159
Textiles, Apparel & Luxury Goods —%
Deckers Outdoor Corp.(b)	257	22,027
Movado Group, Inc.	585	17,901
Total		39,928
Total Consumer Discretionary		1,176,788
Consumer Staples 0.3%
Beverages —%
Boston Beer Co., Inc. (The), Class A(b)	70	13,289

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.1%
Ingles Markets, Inc., Class A	150	5,040
J. Sainsbury PLC	20,214	72,470
Jeronimo Martins SGPS SA	3,992	85,025
SUPERVALU, Inc.(b)	322	5,100
United Natural Foods, Inc.(b)	225	10,710
Wesfarmers Ltd.	1,654	58,341
Woolworths Group Ltd.	3,440	74,712
Total		311,398
Food Products 0.1%
Dean Foods Co.	267	2,769
John B. Sanfilippo & Son, Inc.	225	14,090
Marine Harvest ASA	1,059	18,333
Nestlé SA, Registered Shares	784	67,740
Sanderson Farms, Inc.	146	18,527
WH Group Ltd.	94,500	116,840
Total		238,299
Household Products —%
Central Garden & Pet Co., Class A(b)	250	9,430
Personal Products —%
Unilever NV-CVA	1,361	78,827
Usana Health Sciences, Inc.(b)	140	10,451
Total		89,278
Tobacco 0.1%
Imperial Brands PLC	2,866	117,948
Swedish Match AB	2,274	92,116
Total		210,064
Total Consumer Staples		871,758
Energy 0.2%
Energy Equipment & Services —%
Archrock, Inc.	1,340	12,462
Exterran Corp.(b)	550	15,884
McDermott International, Inc.(b)	1,800	15,804
Rowan Companies PLC, Class A(b)	1,300	19,136
Total		63,286
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.2%
Caltex Australia Ltd.	358	10,020
CVR Energy, Inc.	150	5,369
OMV AG	1,701	109,522
Par Pacific Holdings, Inc.(b)	210	3,828
Peabody Energy Corp.(b)	150	6,061
Repsol SA	6,435	121,079
REX American Resources Corp.(b)	172	14,044
Royal Dutch Shell PLC, Class B	4,223	149,661
Ultra Petroleum Corp.(b)	2,100	14,658
W&T Offshore, Inc.(b)	1,800	8,712
Total		442,954
Total Energy		506,240
Financials 0.8%
Banks 0.4%
BancFirst Corp.	43	2,397
Bancorp, Inc. (The)(b)	200	2,114
BancorpSouth Bank	100	3,355
Bank Hapoalim BM	14,640	109,600
Banner Corp.	96	5,217
Cathay General Bancorp	480	20,995
Central Pacific Financial Corp.	205	6,062
CoBiz Financial, Inc.	100	2,006
Customers Bancorp, Inc.(b)	514	15,754
Enterprise Financial Services Corp.	125	6,081
First Citizens BancShares Inc., Class A	50	21,270
First Financial Bancorp	625	17,813
First Merchants Corp.	375	16,185
Hancock Holding Co.	425	22,822
Heritage Financial Corp.	300	9,240
ING Groep NV	1,670	32,822
International Bancshares Corp.	340	14,110
Intesa Sanpaolo SpA	19,909	78,121
Japan Post Bank Co., Ltd.	2,100	28,424
KBC Group NV	707	67,940
Lloyds Banking Group PLC	97,313	96,042
Preferred Bank/Los Angeles	275	17,716
S&T Bancorp, Inc.	425	17,153
Sandy Spring Bancorp, Inc.	195	7,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	19

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Societe Generale SA	2,427	141,185
Swedbank AB, Class A	3,582	91,551
Triumph Bancorp, Inc.(b)	80	3,080
Valley National Bancorp	1,600	20,112
WesBanco, Inc.	50	2,051
Westpac Banking Corp.	3,025	75,368
Wintrust Financial Corp.	264	22,678
Total		976,639
Capital Markets 0.1%
3i Group PLC	9,224	121,983
Arlington Asset Investment Corp., Class A	173	1,817
Cohen & Steers, Inc.	285	11,619
Houlihan Lokey, Inc.	325	15,502
Total		150,921
Consumer Finance —%
Green Dot Corp., Class A(b)	300	18,378
Nelnet, Inc., Class A	286	14,904
Total		33,282
Diversified Financial Services —%
ORIX Corp.	6,700	125,502
Insurance 0.3%
Allianz SE, Registered Shares	645	162,963
American Equity Investment Life Holding Co.	600	19,800
Assicurazioni Generali SpA	6,122	121,384
AXA SA	4,372	143,816
CNO Financial Group, Inc.	800	19,672
CNP Assurances	2,166	55,505
Health Insurance Innovations, Inc., Class A(b)	400	10,380
Legal & General Group PLC	6,555	25,185
MS&AD Insurance Group Holdings, Inc.	1,400	47,823
Swiss Life Holding AG, Registered Shares	171	64,211
Third Point Reinsurance Ltd.(b)	100	1,425
Universal Insurance Holdings, Inc.	468	13,759
Total		685,923
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) —%
AG Mortgage Investment Trust, Inc.	200	3,488
ARMOUR Residential REIT, Inc.	550	12,875
Invesco Mortgage Capital, Inc.	970	15,753
Total		32,116
Thrifts & Mortgage Finance —%
Essent Group Ltd.(b)	490	22,795
Federal Agricultural Mortgage Corp.	225	18,056
Flagstar Bancorp, Inc.(b)	444	16,539
MGIC Investment Corp.(b)	1,599	23,697
Radian Group, Inc.	300	6,621
Walker & Dunlop, Inc.(b)	350	16,258
Washington Federal, Inc.	500	17,950
Total		121,916
Total Financials		2,126,299
Health Care 0.5%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	883	12,494
Atara Biotherapeutics, Inc.(b)	330	12,474
bluebird bio, Inc.(b)	75	15,367
Blueprint Medicines Corp.(b)	105	8,258
Clovis Oncology, Inc.(b)	95	5,747
Coherus Biosciences, Inc.(b)	165	1,667
Dynavax Technologies Corp.(b)	380	6,118
Eagle Pharmaceuticals, Inc.(b)	35	2,092
Global Blood Therapeutics, Inc.(b)	80	4,632
Immunomedics, Inc.(b)	630	10,502
Insmed, Inc.(b)	333	8,472
Jounce Therapeutics, Inc.(b)	348	8,415
Keryx Biopharmaceuticals, Inc.(b)	975	4,514
Loxo Oncology, Inc.(b)	95	9,640
NewLink Genetics Corp.(b)	690	5,692
Nightstar Therapeutics PLC, ADR(b)	360	5,123
OncoMed Pharmaceuticals, Inc.(b)	1,025	2,563
Ovid Therapeutics, Inc.(b)	700	5,950
Puma Biotechnology, Inc.(b)	156	10,429
Sage Therapeutics, Inc.(b)	85	16,133
Shire PLC	573	27,072

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Spark Therapeutics, Inc.(b)	166	9,304
TESARO, Inc.(b)	170	11,468
Total		204,126
Health Care Equipment & Supplies —%
Analogic Corp.	214	17,741
Angiodynamics, Inc.(b)	715	12,448
CONMED Corp.	50	2,889
Haemonetics Corp.(b)	275	17,779
Integer Holdings Corp.(b)	350	17,552
Lantheus Holdings, Inc.(b)	771	17,733
Masimo Corp.(b)	222	20,921
Total		107,063
Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	4,000	97,360
Diplomat Pharmacy, Inc.(b)	760	20,512
Kindred Healthcare, Inc.	350	3,220
Molina Healthcare, Inc.(b)	263	24,028
Providence Service Corp. (The)(b)	275	17,691
Tivity Health, Inc.(b)	450	17,438
Triple-S Management Corp., Class B(b)	627	14,408
Total		194,657
Life Sciences Tools & Services —%
Pra Health Sciences, Inc.(b)	267	24,313
Pharmaceuticals 0.3%
Aerie Pharmaceuticals, Inc.(b)	170	9,325
Bayer AG, Registered Shares	766	100,257
Corcept Therapeutics, Inc.(b)	870	20,023
GlaxoSmithKline PLC	8,176	153,281
Lannett Co., Inc.(b)	715	14,550
Novartis AG, Registered Shares	945	85,489
Novo Nordisk A/S, Class B	272	15,128
Odonate Therapeutics, Inc.(b)	300	6,234
Pacira Pharmaceuticals, Inc.(b)	215	7,826
Phibro Animal Health Corp., Class A	400	13,620
Roche Holding AG, Genusschein Shares	777	191,547
Common Stocks (continued)
Issuer	Shares	Value ($)
Sanofi	912	80,529
Supernus Pharmaceuticals, Inc.(b)	190	7,420
Total		705,229
Total Health Care		1,235,388
Industrials 0.6%
Aerospace & Defense —%
Curtiss-Wright Corp.	200	26,132
Moog, Inc., Class A(b)	31	2,792
Total		28,924
Air Freight & Logistics —%
Deutsche Post AG	143	6,759
Forward Air Corp.	130	7,892
Total		14,651
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	3,641	129,919
International Consolidated Airlines Group SA	9,593	87,183
Japan Airlines Co., Ltd.	200	7,557
Total		224,659
Building Products —%
Caesarstone Ltd.(b)	525	11,130
Continental Building Product(b)	690	19,631
Total		30,761
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	1,230	14,576
Brady Corp., Class A	115	4,399
Essendant, Inc.	1,200	10,860
MSA Safety, Inc.	240	18,794
SP Plus Corp.(b)	400	15,420
Total		64,049
Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	2,330	93,322
CIMIC Group Ltd.	1,820	69,112
Comfort Systems U.S.A., Inc.	150	6,390
EMCOR Group, Inc.	275	22,352
Kajima Corp.	12,000	119,137
KBR, Inc.	500	10,170
Obayashi Corp.	9,600	115,906

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	21

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Primoris Services Corp.	645	16,770
Taisei Corp.	2,200	112,289
Total		565,448
Electrical Equipment 0.1%
Atkore International Group, Inc.(b)	650	15,197
Generac Holdings, Inc.(b)	405	19,817
Vestas Wind Systems A/S	1,023	69,798
Total		104,812
Machinery 0.1%
Alamo Group, Inc.	160	18,405
Briggs & Stratton Corp.	250	6,045
EnPro Industries, Inc.	50	4,400
Global Brass & Copper Holdings, Inc.	500	16,075
Harsco Corp.(b)	800	14,320
Hillenbrand, Inc.	425	18,827
Kadant, Inc.	138	13,834
Mueller Industries, Inc.	195	6,453
RBC Bearings, Inc.(b)	78	9,828
Wabash National Corp.	680	17,564
Total		125,751
Professional Services —%
Adecco Group AG, Registered Shares	32	2,634
Korn/Ferry International	125	5,570
RPX Corp.	1,210	16,988
TrueBlue, Inc.(b)	250	6,837
Total		32,029
Road & Rail —%
ArcBest Corp.	527	18,735
Saia, Inc.(b)	150	11,332
Total		30,067
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	294	21,682
Beacon Roofing Supply, Inc.(b)	325	19,663
ITOCHU Corp.	7,000	137,737
Marubeni Corp.	16,500	124,096
Total		303,178
Total Industrials		1,524,329
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 0.4%
Communications Equipment —%
CalAmp Corp.(b)	330	8,078
Comtech Telecommunications Corp.	750	16,223
Netscout Systems, Inc.(b)	700	19,950
Total		44,251
Electronic Equipment, Instruments & Components 0.1%
Anixter International, Inc.(b)	175	14,648
Benchmark Electronics, Inc.(b)	540	15,633
ePlus, Inc.(b)	120	9,264
Hitachi Ltd.	18,000	143,636
KEMET Corp.(b)	530	10,791
Methode Electronics, Inc.	165	6,740
Sanmina Corp.(b)	495	12,944
Scansource, Inc.(b)	265	9,063
Tech Data Corp.(b)	200	20,054
Vishay Intertechnology, Inc.	960	21,072
Total		263,845
Internet Software & Services 0.1%
j2 Global, Inc.	248	19,838
Mixi, Inc.	2,300	101,559
New Relic, Inc.(b)	200	11,946
Stamps.com, Inc.(b)	105	21,404
Web.com Group, Inc.(b)	505	11,741
Total		166,488
IT Services 0.1%
CACI International, Inc., Class A(b)	50	7,028
CSG Systems International, Inc.	200	9,034
EVERTEC, Inc.	280	4,382
Fujitsu Ltd.	6,000	44,302
MAXIMUS, Inc.	325	22,158
Perficient, Inc.(b)	220	4,261
Travelport Worldwide Ltd.	1,330	18,101
TTEC Holdings, Inc.	350	13,895
Total		123,161

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	1,619	16,287
Cirrus Logic, Inc.(b)	325	16,110
Diodes, Inc.(b)	584	16,463
Formfactor, Inc.(b)	1,000	14,350
Rudolph Technologies, Inc.(b)	295	7,729
Synaptics, Inc.(b)	410	17,770
Xcerra Corp.(b)	1,338	13,353
Total		102,062
Software —%
Aspen Technology, Inc.(b)	359	27,805
Imperva, Inc.(b)	400	17,500
Paycom Software, Inc.(b)	60	5,499
Paylocity Holding Corp.(b)	225	11,765
Progress Software Corp.	440	21,925
Proofpoint, Inc.(b)	218	22,240
VASCO Data Security International, Inc.(b)	355	5,112
Verint Systems, Inc.(b)	100	4,175
Total		116,021
Technology Hardware, Storage & Peripherals 0.1%
Brother Industries Ltd.	1,900	48,809
Canon, Inc.	3,500	139,650
Total		188,459
Total Information Technology		1,004,287
Materials 0.3%
Chemicals 0.1%
BASF SE	384	44,968
Covestro AG	170	19,540
Ferro Corp.(b)	110	2,587
Innospec, Inc.	245	17,591
Kronos Worldwide, Inc.	590	16,196
Mitsubishi Chemical Holdings Corp.	11,900	129,785
Quaker Chemical Corp.	30	4,617
Trinseo SA	270	22,261
Total		257,545
Containers & Packaging —%
Greif, Inc., Class A	215	12,711
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	30,247	120,117
Materion Corp.	338	16,798
Rio Tinto PLC	2,671	148,739
South32 Ltd.	4,807	14,762
Warrior Met Coal, Inc.	600	16,782
Total		317,198
Paper & Forest Products 0.1%
Boise Cascade Co.	450	20,003
Louisiana-Pacific Corp.(b)	750	22,207
UPM-Kymmene OYJ	4,358	146,846
Total		189,056
Total Materials		776,510
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.1%
CareTrust REIT, Inc.	290	4,608
CorEnergy Infrastructure Trust, Inc.	437	16,750
DiamondRock Hospitality Co.	1,100	12,936
Four Corners Property Trust, Inc.	100	2,360
Getty Realty Corp.	50	1,312
Lexington Realty Trust	950	8,569
National Health Investors, Inc.	260	18,338
Pebblebrook Hotel Trust	500	19,500
Potlatch Corp.	100	5,290
Preferred Apartment Communities, Inc., Class A	270	4,501
PS Business Parks, Inc.	146	17,828
Ryman Hospitality Properties, Inc.	249	19,061
Summit Hotel Properties, Inc.	990	15,335
Sunstone Hotel Investors, Inc.	390	6,571
Tier REIT, Inc.	400	7,764
Xenia Hotels & Resorts, Inc.	815	18,093
Total		178,816

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	23

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.1%
CK Asset Holdings Ltd.	1,555	14,797
HFF, Inc., Class A	140	6,890
Kerry Properties Ltd.	21,500	102,791
Sun Hung Kai Properties Ltd.	6,873	118,826
Total		243,304
Total Real Estate		422,120
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
ATN International, Inc.	25	1,484
Nippon Telegraph & Telephone Corp.	2,000	95,769
Orange SA	443	8,000
Telefonica SA	3,830	39,244
Telenor ASA	5,061	118,501
Total		262,998
Wireless Telecommunication Services —%
Boingo Wireless, Inc.(b)	700	16,975
Total Telecommunication Services		279,973
Utilities 0.1%
Electric Utilities 0.1%
Allete, Inc.	175	12,677
El Paso Electric Co.	125	6,525
Enel SpA	15,090	95,736
IDACORP, Inc.	30	2,588
PNM Resources, Inc.	50	1,905
Portland General Electric Co.	414	17,533
Total		136,964
Gas Utilities —%
Chesapeake Utilities Corp.	192	14,112
Southwest Gas Corp.	148	10,890
Total		25,002
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	225	15,768
Multi-Utilities —%
Engie SA	6,246	108,411
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities —%
SJW Corp.	169	10,113
Total Utilities		296,258
Total Common Stocks (Cost $8,522,094)		10,219,950

Equity Funds 18.7%
	Shares	Value ($)
International 3.9%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	177,322	1,352,965
Columbia Emerging Markets Fund, Institutional 3 Class(a)	235,570	3,498,215
Columbia Overseas Value Fund, Institutional 3 Class(a)	462,157	5,019,023
Total		9,870,203
U.S. Large Cap 14.7%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	145,442	4,030,200
Columbia Disciplined Core Fund, Institutional 3 Class(a)	848,827	10,771,618
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	749,257	7,545,015
Columbia Disciplined Value Fund, Institutional 3 Class(a)	685,269	7,702,423
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	503,728	7,601,257
Total		37,650,513
U.S. Small Cap 0.1%
Columbia Disciplined Small Core Fund, Institutional 3 Class(a)	18,600	166,844
Total Equity Funds (Cost $37,943,214)		47,687,560

Fixed-Income Funds 58.1%

Emerging Markets 1.5%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	317,745	3,793,872
High Yield 2.1%
Columbia Income Opportunities Fund, Institutional 3 Class(a)	532,001	5,277,452
Inflation Protected Securities 1.9%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	518,143	4,917,182

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 52.6%
Columbia Corporate Income Fund, Institutional 3 Class(a)	3,565,014	36,398,796
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	1,226,761	11,985,458
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	386,780	3,778,843
Columbia Total Return Bond Fund, Institutional 3 Class(a)	1,742,878	15,616,184
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	6,961,590	37,174,891
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	2,707,372	29,618,645
Total		134,572,817
Total Fixed-Income Funds (Cost $151,305,054)		148,561,323

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	6,068	120,652
Total Consumer Discretionary			120,652
Total Preferred Stocks (Cost $88,430)			120,652
Rights —%
Issuer	Shares	Value ($)
Industrials —%
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA(b)	2,330	1,221
Total Industrials		1,221
Total Rights (Cost $1,278)		1,221

Money Market Funds 11.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(c)	28,353,621	28,353,621
Total Money Market Funds (Cost $28,353,546)		28,353,621
Total Investments (Cost: $246,617,403)		255,171,337
Other Assets & Liabilities, Net		499,892
Net Assets		255,671,229

At January 31, 2018, securities and/or cash totaling $553,998 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
253,000 ILS	73,720 USD	JPMorgan	03/14/2018	—	(395)
8,127,000 JPY	73,302 USD	JPMorgan	03/14/2018	—	(1,301)
578,000 NOK	73,582 USD	JPMorgan	03/14/2018	—	(1,485)
295,000 SEK	36,827 USD	JPMorgan	03/14/2018	—	(708)
66,314 USD	83,000 AUD	JPMorgan	03/14/2018	557	—
139,671 USD	134,000 CHF	JPMorgan	03/14/2018	4,730	—
44,115 USD	268,000 DKK	JPMorgan	03/14/2018	712	—
44,402 USD	32,000 GBP	JPMorgan	03/14/2018	1,100	—
96,064 USD	127,000 SGD	JPMorgan	03/14/2018	827	—
Total				7,926	(3,889)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	25

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	39	03/2018	USD	2,452,710	74,597	—
U.S. Long Bond	73	03/2018	USD	11,030,414	—	(345,150)
U.S. Ultra Bond	4	03/2018	USD	654,989	—	(16,689)
Total					74,597	(361,839)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(13)	03/2018	GBP	(970,710)	—	(10,139)
S&P 500 E-mini	(15)	03/2018	USD	(2,119,350)	—	(145,786)
Total					—	(155,925)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.011	USD	3,000,000	23,173	—	—	23,173	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares
	58,152	85	(58,237)*	—	—	4,490	(23,010)	—	—
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	—	64,424*	(11,733)	52,691	—	7,393	(29,388)	—	539,026
Columbia Alternative Beta Fund, Class I Shares
	458,101	—	(458,101)*	—	—	—	389,274	—	—
Columbia Alternative Beta Fund, Institutional 3 Class
	—	468,857*	—	468,857	—	—	(253,934)	103,305	4,411,947
Columbia Commodity Strategy Fund, Class I Shares
	436,338	1,104	(437,442)*	—	—	(1,177)	20,184	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	490,962*	(90,449)	400,513	—	(26,891)	82,477	3,634	2,351,012
Columbia Contrarian Core Fund, Class I Shares
	181,515	90	(181,605)*	—	—	71,868	(531,570)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	175,855*	(30,413)	145,442	180,207	222,911	961,347	39,993	4,030,200
Columbia Contrarian Europe Fund, Class I Shares
	236,309	—	(236,309)*	—	—	—	101,789	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	260,466*	(83,144)	177,322	—	14,286	256,017	27,743	1,352,965
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Corporate Income Fund, Class I Shares
	3,326,072	534,501	(3,860,573)*	—	—	(62,371)	504,758	143,653	—
Columbia Corporate Income Fund, Institutional 3 Class
	—	3,884,350*	(319,336)	3,565,014	—	(8,612)	274,113	904,801	36,398,796
Columbia Disciplined Core Fund, Class I Shares
	1,061,097	218	(1,061,315)*	—	—	289,734	(1,719,170)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class
	—	1,070,985*	(222,158)	848,827	472,269	1,207,090	2,417,396	188,546	10,771,618
Columbia Disciplined Growth Fund, Class I Shares
	888,892	554	(889,446)*	—	—	29,451	76,292	—	—
Columbia Disciplined Growth Fund, Institutional 3 Class
	—	947,819*	(198,562)	749,257	864,705	215,736	996,283	47,045	7,545,015
Columbia Disciplined Small Core Fund, Class I Shares
	21,571	238	(21,809)*	—	—	(11,501)	24,717	—	—
Columbia Disciplined Small Core Fund, Institutional 3 Class
	—	18,600*	—	18,600	26,138	—	(23,679)	899	166,844
Columbia Disciplined Value Fund, Class I Shares
	810,791	297	(811,088)*	—	—	41,341	(623,431)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	849,747*	(164,478)	685,269	377,132	327,197	1,392,126	167,831	7,702,423
Columbia Diversified Absolute Return Fund, Class I Shares
	482,091	299	(482,390)*	—	—	(16,491)	205,782	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	—	492,401*	(87,714)	404,687	—	(33,294)	(39,548)	—	3,937,607
Columbia Emerging Markets Bond Fund, Class I Shares
	336,531	2,300	(338,831)*	—	—	(1,111)	76,024	23,904	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	—	353,410*	(35,665)	317,745	—	(15,687)	137,925	191,097	3,793,872
Columbia Emerging Markets Fund, Class I Shares
	355,075	—	(355,075)*	—	—	—	(246,654)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	360,006*	(124,436)	235,570	—	358,120	1,253,098	16,507	3,498,215
Columbia Income Opportunities Fund, Class I Shares
	566,540	2,444	(568,984)*	—	—	(4,129)	4,778	40,159	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	582,159*	(50,158)	532,001	—	3,248	27,822	219,880	5,277,452
Columbia Inflation Protected Securities Fund, Class I Shares
	1,097,800	836	(1,098,636)*	—	—	(837,899)	1,022,442	—	—
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	558,047*	(39,904)	518,143	—	(66,371)	(121,318)	127,548	4,917,182
Columbia Limited Duration Credit Fund, Class I Shares
	1,325,664	2,384	(1,328,048)*	—	—	(4,176)	218,772	32,234	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	27

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Limited Duration Credit Fund, Institutional 3 Class
	—	1,320,105*	(93,344)	1,226,761	—	(4,995)	(275,297)	196,522	11,985,458
Columbia Mortgage Opportunities Fund, Class I Shares
	378,711	2,824	(381,535)*	—	—	(1,447)	52,604	22,726	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	—	415,379*	(28,599)	386,780	124,063	(2,304)	(75,998)	134,642	3,778,843
Columbia Multi-Asset Income Fund, Class I Shares
	857,137	7,406	(864,543)*	—	—	—	233,576	71,870	—
Columbia Multi-Asset Income Fund, Institutional 3 Class
	—	904,167*	—	904,167	—	—	63,617	372,702	8,987,418
Columbia Overseas Value Fund, Class I Shares
	584,161	844	(585,005)*	—	—	(5,084)	48,216	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	599,711*	(137,554)	462,157	83,118	136,661	1,076,552	90,291	5,019,023
Columbia Select Large Cap Equity Fund, Class I Shares
	599,736	—	(599,736)*	—	—	—	(67,938)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	645,776*	(142,048)	503,728	367,349	177,422	1,415,206	68,666	7,601,257
Columbia Short-Term Cash Fund, 1.475%
	28,203,510	9,424,487	(9,274,376)	28,353,621	—	(108)	87	300,430	28,353,621
Columbia Total Return Bond Fund, Class I Shares
	1,865,478	3,809	(1,869,287)*	—	—	—	373,228	63,999	—
Columbia Total Return Bond Fund, Institutional 3 Class
	—	1,957,284*	(214,406)	1,742,878	—	(24,270)	(365,272)	388,884	15,616,184
Columbia U.S. Government Mortgage Fund, Class I Shares
	7,437,116	14,914	(7,452,030)*	—	—	(27,810)	1,157,295	144,003	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	7,602,355*	(640,765)	6,961,590	—	(42,605)	(1,254,613)	1,017,448	37,174,891
Columbia U.S. Treasury Index Fund, Class I Shares
	2,950,514	3,506	(2,954,020)*	—	—	(63,965)	1,081,282	67,506	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	3,001,904*	(294,532)	2,707,372	—	(202,238)	(1,091,093)	406,325	29,618,645
Total					2,494,981	1,642,412	9,203,166	5,624,793	244,829,514

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	29

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	20,227,010	—	—	—	20,227,010
Common Stocks
Consumer Discretionary	373,220	803,568	—	—	1,176,788
Consumer Staples	89,406	782,352	—	—	871,758
Energy	115,958	390,282	—	—	506,240
Financials	536,874	1,589,425	—	—	2,126,299
Health Care	484,725	750,663	—	—	1,235,388
Industrials	448,880	1,075,449	—	—	1,524,329
Information Technology	526,331	477,956	—	—	1,004,287
Materials	151,753	624,757	—	—	776,510
Real Estate	185,706	236,414	—	—	422,120
Telecommunication Services	18,459	261,514	—	—	279,973
Utilities	92,111	204,147	—	—	296,258
Total Common Stocks	3,023,423	7,196,527	—	—	10,219,950
Equity Funds	47,687,560	—	—	—	47,687,560
Fixed-Income Funds	148,561,323	—	—	—	148,561,323
Preferred Stocks
Consumer Discretionary	—	120,652	—	—	120,652
Rights
Industrials	—	1,221	—	—	1,221
Money Market Funds	—	—	—	28,353,621	28,353,621
Total Investments	219,499,316	7,318,400	—	28,353,621	255,171,337
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	7,926	—	—	7,926
Futures Contracts	74,597	—	—	—	74,597
Swap Contracts	—	23,173	—	—	23,173
Liability
Forward Foreign Currency Exchange Contracts	—	(3,889)	—	—	(3,889)
Futures Contracts	(517,764)	—	—	—	(517,764)
Total	219,056,149	7,345,610	—	28,353,621	254,755,380
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 7.0%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class(a),(b)	179,129	1,832,496
Columbia Alternative Beta Fund, Institutional 3 Class(a)	468,857	4,411,947
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	1,229,507	7,217,204
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	948,150	9,225,497
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	2,003,128	19,911,089
Total Alternative Strategies Funds (Cost $42,753,171)		42,598,233

Common Stocks 2.6%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components —%
Dana, Inc.	540	17,815
Dorman Products, Inc.(b)	450	33,948
Faurecia	369	33,159
Total		84,922
Automobiles 0.1%
Fiat Chrysler Automobiles NV(b)	2,443	59,030
Peugeot SA	8,045	180,688
Subaru Corp.	5,700	189,858
Suzuki Motor Corp.	3,200	183,792
Winnebago Industries, Inc.	50	2,273
Total		615,641
Diversified Consumer Services —%
Adtalem Global Education, Inc.(b)	750	34,500
Sotheby’s (b)	450	23,742
Weight Watchers International, Inc.(b)	410	26,359
Total		84,601
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	580	12,777
Brinker International, Inc.	150	5,451
Cracker Barrel Old Country Store, Inc.	165	29,119
Dave & Buster’s Entertainment, Inc.(b)	95	4,465
Ruth’s Hospitality Group, Inc.	1,322	31,332
Common Stocks (continued)
Issuer	Shares	Value ($)
Sonic Corp.	670	17,313
TUI AG	6,972	157,694
Total		258,151
Household Durables 0.1%
Electrolux AB, Class B	2,583	91,193
La-Z-Boy, Inc.	945	28,492
MDC Holdings, Inc.	194	6,539
Persimmon PLC	4,527	160,820
Taylor Wimpey PLC	64,204	173,751
Zagg, Inc.(b)	1,500	25,050
Total		485,845
Internet & Direct Marketing Retail —%
Nutrisystem, Inc.	100	4,325
PetMed Express, Inc.	650	29,380
Total		33,705
Leisure Products —%
Sturm Ruger & Co., Inc.	340	18,003
Media —%
Entravision Communications Corp., Class A	3,500	24,325
Gannett Co., Inc.	2,685	31,683
Gray Television, Inc.(b)	800	13,080
New York Times Co. (The), Class A	495	11,509
Total		80,597
Specialty Retail —%
Buckle, Inc. (The)	300	6,015
Finish Line, Inc., Class A (The)	2,000	22,660
Hibbett Sports, Inc.(b)	800	18,080
Restoration Hardware Holdings, Inc.(b)	325	30,547
Sleep Number Corp.(b)	850	31,994
Tailored Brands, Inc.	300	7,257
Tilly’s, Inc.	500	7,460
Total		124,013
Textiles, Apparel & Luxury Goods —%
Deckers Outdoor Corp.(b)	427	36,598
Movado Group, Inc.	955	29,223
Total		65,821
Total Consumer Discretionary		1,851,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	31

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 0.2%
Beverages —%
Boston Beer Co., Inc. (The), Class A(b)	110	20,883
Food & Staples Retailing 0.1%
Ingles Markets, Inc., Class A	250	8,400
J. Sainsbury PLC	30,930	110,888
Jeronimo Martins SGPS SA	6,106	130,050
SUPERVALU, Inc.(b)	540	8,554
United Natural Foods, Inc.(b)	350	16,660
Wesfarmers Ltd.	2,530	89,240
Woolworths Group Ltd.	5,264	114,327
Total		478,119
Food Products 0.1%
Dean Foods Co.	377	3,910
John B. Sanfilippo & Son, Inc.	350	21,917
Marine Harvest ASA	1,621	28,061
Nestlé SA, Registered Shares	1,200	103,684
Sanderson Farms, Inc.	244	30,964
WH Group Ltd.	144,500	178,660
Total		367,196
Household Products —%
Central Garden & Pet Co., Class A(b)	400	15,088
Personal Products —%
Unilever NV-CVA	2,081	120,528
Usana Health Sciences, Inc.(b)	240	17,916
Total		138,444
Tobacco —%
Imperial Brands PLC	4,382	180,339
Swedish Match AB	3,480	140,968
Total		321,307
Total Consumer Staples		1,341,037
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	2,245	20,878
Exterran Corp.(b)	950	27,436
McDermott International, Inc.(b)	2,900	25,462
Rowan Companies PLC, Class A(b)	2,100	30,912
Total		104,688
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.1%
Caltex Australia Ltd.	548	15,338
CVR Energy, Inc.	300	10,737
OMV AG	2,600	167,406
Par Pacific Holdings, Inc.(b)	350	6,381
Peabody Energy Corp.(b)	300	12,123
Repsol SA	9,847	185,278
REX American Resources Corp.(b)	280	22,862
Royal Dutch Shell PLC, Class B	6,456	228,797
Ultra Petroleum Corp.(b)	3,400	23,732
W&T Offshore, Inc.(b)	2,900	14,036
Total		686,690
Total Energy		791,378
Financials 0.5%
Banks 0.3%
BancFirst Corp.	70	3,903
Bancorp, Inc. (The)(b)	400	4,228
BancorpSouth Bank	150	5,033
Bank Hapoalim BM	22,387	167,597
Banner Corp.	160	8,694
Cathay General Bancorp	775	33,898
Central Pacific Financial Corp.	360	10,645
CoBiz Financial, Inc.	200	4,012
Customers Bancorp, Inc.(b)	841	25,777
Enterprise Financial Services Corp.	205	9,973
First Citizens BancShares Inc., Class A	85	36,160
First Financial Bancorp	1,040	29,640
First Merchants Corp.	600	25,896
Hancock Holding Co.	700	37,590
Heritage Financial Corp.	500	15,400
ING Groep NV	2,557	50,255
International Bancshares Corp.	585	24,277
Intesa Sanpaolo SpA	30,438	119,436
Japan Post Bank Co., Ltd.	3,200	43,312
KBC Group NV	1,081	103,880
Lloyds Banking Group PLC	148,760	146,817
Preferred Bank/Los Angeles	450	28,989
S&T Bancorp, Inc.	700	28,252
Sandy Spring Bancorp, Inc.	325	12,292

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Societe Generale SA	3,710	215,821
Swedbank AB, Class A	5,482	140,113
Triumph Bancorp, Inc.(b)	135	5,198
Valley National Bancorp	2,700	33,939
WesBanco, Inc.	100	4,101
Westpac Banking Corp.	4,624	115,207
Wintrust Financial Corp.	445	38,225
Total		1,528,560
Capital Markets —%
3i Group PLC	14,100	186,465
Arlington Asset Investment Corp., Class A	288	3,024
Cohen & Steers, Inc.	480	19,570
Houlihan Lokey, Inc.	550	26,235
Total		235,294
Consumer Finance —%
Green Dot Corp., Class A(b)	500	30,630
Nelnet, Inc., Class A	485	25,273
Total		55,903
Diversified Financial Services —%
ORIX Corp.	10,300	192,936
Insurance 0.2%
Allianz SE, Registered Shares	986	249,118
American Equity Investment Life Holding Co.	1,000	33,000
Assicurazioni Generali SpA	9,368	185,745
AXA SA	6,683	219,836
CNO Financial Group, Inc.	1,400	34,426
CNP Assurances	3,314	84,923
Health Insurance Innovations, Inc., Class A(b)	700	18,165
Legal & General Group PLC	10,019	38,494
MS&AD Insurance Group Holdings, Inc.	2,100	71,734
Swiss Life Holding AG, Registered Shares	261	98,007
Third Point Reinsurance Ltd.(b)	200	2,850
Universal Insurance Holdings, Inc.	756	22,226
Total		1,058,524
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) —%
AG Mortgage Investment Trust, Inc.	400	6,976
ARMOUR Residential REIT, Inc.	900	21,069
Invesco Mortgage Capital, Inc.	1,610	26,146
Total		54,191
Thrifts & Mortgage Finance —%
Essent Group Ltd.(b)	840	39,077
Federal Agricultural Mortgage Corp.	350	28,088
Flagstar Bancorp, Inc.(b)	760	28,310
MGIC Investment Corp.(b)	2,755	40,829
Radian Group, Inc.	500	11,035
Walker & Dunlop, Inc.(b)	570	26,477
Washington Federal, Inc.	795	28,540
Total		202,356
Total Financials		3,327,764
Health Care 0.3%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	1,444	20,433
Atara Biotherapeutics, Inc.(b)	550	20,790
bluebird bio, Inc.(b)	125	25,612
Blueprint Medicines Corp.(b)	175	13,764
Clovis Oncology, Inc.(b)	155	9,377
Coherus Biosciences, Inc.(b)	275	2,778
Dynavax Technologies Corp.(b)	640	10,304
Eagle Pharmaceuticals, Inc.(b)	55	3,287
Global Blood Therapeutics, Inc.(b)	135	7,817
Immunomedics, Inc.(b)	1,050	17,503
Insmed, Inc.(b)	558	14,196
Jounce Therapeutics, Inc.(b)	588	14,218
Keryx Biopharmaceuticals, Inc.(b)	1,630	7,547
Loxo Oncology, Inc.(b)	160	16,235
NewLink Genetics Corp.(b)	1,150	9,487
Nightstar Therapeutics PLC, ADR(b)	608	8,652
OncoMed Pharmaceuticals, Inc.(b)	1,700	4,250
Ovid Therapeutics, Inc.(b)	1,154	9,809
Puma Biotechnology, Inc.(b)	260	17,381
Sage Therapeutics, Inc.(b)	140	26,572
Shire PLC	876	41,387

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	33

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Spark Therapeutics, Inc.(b)	279	15,638
TESARO, Inc.(b)	285	19,226
Total		336,263
Health Care Equipment & Supplies —%
Analogic Corp.	366	30,341
Angiodynamics, Inc.(b)	1,110	19,325
CONMED Corp.	100	5,778
Haemonetics Corp.(b)	500	32,325
Integer Holdings Corp.(b)	600	30,090
Lantheus Holdings, Inc.(b)	1,312	30,176
Masimo Corp.(b)	365	34,398
Total		182,433
Health Care Providers & Services —%
Alfresa Holdings Corp.	6,100	148,474
Diplomat Pharmacy, Inc.(b)	1,270	34,277
Kindred Healthcare, Inc.	575	5,290
Molina Healthcare, Inc.(b)	431	39,376
Providence Service Corp. (The)(b)	450	28,949
Tivity Health, Inc.(b)	800	31,000
Triple-S Management Corp., Class B(b)	1,030	23,669
Total		311,035
Life Sciences Tools & Services —%
Pra Health Sciences, Inc.(b)	436	39,702
Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.(b)	290	15,907
Bayer AG, Registered Shares	1,172	153,396
Corcept Therapeutics, Inc.(b)	1,450	33,372
GlaxoSmithKline PLC	12,498	234,309
Lannett Co., Inc.(b)	1,190	24,216
Novartis AG, Registered Shares	1,446	130,812
Novo Nordisk A/S, Class B	416	23,137
Odonate Therapeutics, Inc.(b)	475	9,871
Pacira Pharmaceuticals, Inc.(b)	360	13,104
Phibro Animal Health Corp., Class A	650	22,132
Roche Holding AG, Genusschein Shares	1,188	292,868
Common Stocks (continued)
Issuer	Shares	Value ($)
Sanofi	1,395	123,177
Supernus Pharmaceuticals, Inc.(b)	325	12,691
Total		1,088,992
Total Health Care		1,958,425
Industrials 0.4%
Aerospace & Defense —%
Curtiss-Wright Corp.	341	44,555
Moog, Inc., Class A(b)	51	4,593
Total		49,148
Air Freight & Logistics —%
Deutsche Post AG	219	10,351
Forward Air Corp.	250	15,178
Total		25,529
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	5,572	198,821
International Consolidated Airlines Group SA	14,678	133,396
Japan Airlines Co., Ltd.	300	11,336
Total		343,553
Building Products —%
Caesarstone Ltd.(b)	900	19,080
Continental Building Product(b)	1,115	31,722
Total		50,802
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	2,040	24,174
Brady Corp., Class A	175	6,694
Essendant, Inc.	1,900	17,195
MSA Safety, Inc.	400	31,324
SP Plus Corp.(b)	650	25,057
Total		104,444
Construction & Engineering 0.2%
ACS Actividades de Construccion y Servicios SA	3,566	142,827
CIMIC Group Ltd.	2,782	105,642
Comfort Systems U.S.A., Inc.	250	10,650
EMCOR Group, Inc.	475	38,608
Kajima Corp.	18,000	178,706
KBR, Inc.	800	16,272
Obayashi Corp.	14,700	177,481

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Primoris Services Corp.	1,080	28,080
Taisei Corp.	3,400	173,538
Total		871,804
Electrical Equipment —%
Atkore International Group, Inc.(b)	1,100	25,718
Generac Holdings, Inc.(b)	705	34,495
Vestas Wind Systems A/S	1,565	106,779
Total		166,992
Machinery —%
Alamo Group, Inc.	275	31,633
Briggs & Stratton Corp.	400	9,672
EnPro Industries, Inc.	100	8,799
Global Brass & Copper Holdings, Inc.	860	27,649
Harsco Corp.(b)	1,300	23,270
Hillenbrand, Inc.	700	31,010
Kadant, Inc.	229	22,957
Mueller Industries, Inc.	320	10,589
RBC Bearings, Inc.(b)	129	16,254
Wabash National Corp.	1,114	28,775
Total		210,608
Professional Services —%
Adecco Group AG, Registered Shares	49	4,033
Korn/Ferry International	250	11,140
RPX Corp.	2,040	28,641
TrueBlue, Inc.(b)	400	10,940
Total		54,754
Road & Rail —%
ArcBest Corp.	890	31,639
Saia, Inc.(b)	250	18,888
Total		50,527
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	505	37,244
Beacon Roofing Supply, Inc.(b)	550	33,275
ITOCHU Corp.	10,700	210,540
Marubeni Corp.	25,200	189,528
Total		470,587
Total Industrials		2,398,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 0.3%
Communications Equipment —%
CalAmp Corp.(b)	550	13,464
Comtech Telecommunications Corp.	1,200	25,956
Netscout Systems, Inc.(b)	1,200	34,200
Total		73,620
Electronic Equipment, Instruments & Components 0.1%
Anixter International, Inc.(b)	275	23,018
Benchmark Electronics, Inc.(b)	910	26,345
ePlus, Inc.(b)	200	15,440
Hitachi Ltd.	28,000	223,434
KEMET Corp.(b)	890	18,120
Methode Electronics, Inc.	275	11,234
Sanmina Corp.(b)	855	22,358
Scansource, Inc.(b)	440	15,048
Tech Data Corp.(b)	325	32,588
Vishay Intertechnology, Inc.	1,590	34,900
Total		422,485
Internet Software & Services 0.1%
j2 Global, Inc.	404	32,316
Mixi, Inc.	3,500	154,546
New Relic, Inc.(b)	350	20,906
Stamps.com, Inc.(b)	180	36,693
Web.com Group, Inc.(b)	840	19,530
Total		263,991
IT Services —%
CACI International, Inc., Class A(b)	80	11,244
CSG Systems International, Inc.	350	15,810
EVERTEC, Inc.	462	7,230
Fujitsu Ltd.	9,000	66,452
MAXIMUS, Inc.	525	35,795
Perficient, Inc.(b)	360	6,973
Travelport Worldwide Ltd.	2,220	30,214
TTEC Holdings, Inc.	550	21,835
Total		195,553

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	35

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	2,630	26,458
Cirrus Logic, Inc.(b)	550	27,264
Diodes, Inc.(b)	1,009	28,444
Formfactor, Inc.(b)	1,700	24,395
Rudolph Technologies, Inc.(b)	490	12,838
Synaptics, Inc.(b)	680	29,471
Xcerra Corp.(b)	2,233	22,285
Total		171,155
Software —%
Aspen Technology, Inc.(b)	580	44,921
Imperva, Inc.(b)	650	28,437
Paycom Software, Inc.(b)	100	9,164
Paylocity Holding Corp.(b)	400	20,916
Progress Software Corp.	735	36,625
Proofpoint, Inc.(b)	362	36,931
VASCO Data Security International, Inc.(b)	595	8,568
Verint Systems, Inc.(b)	150	6,263
Total		191,825
Technology Hardware, Storage & Peripherals 0.1%
Brother Industries Ltd.	2,900	74,498
Canon, Inc.	5,400	215,460
Total		289,958
Total Information Technology		1,608,587
Materials 0.2%
Chemicals 0.1%
BASF SE	588	68,857
Covestro AG	260	29,885
Ferro Corp.(b)	100	2,352
Innospec, Inc.	395	28,361
Kronos Worldwide, Inc.	980	26,901
Mitsubishi Chemical Holdings Corp.	18,200	198,495
Quaker Chemical Corp.	50	7,695
Trinseo SA	460	37,927
Total		400,473
Containers & Packaging —%
Greif, Inc., Class A	360	21,283
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	46,281	183,792
Materion Corp.	560	27,832
Rio Tinto PLC	4,083	227,368
South32 Ltd.	7,356	22,589
Warrior Met Coal, Inc.	1,000	27,970
Total		489,551
Paper & Forest Products —%
Boise Cascade Co.	700	31,115
Louisiana-Pacific Corp.(b)	1,200	35,532
UPM-Kymmene OYJ	6,663	224,514
Total		291,161
Total Materials		1,202,468
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) —%
CareTrust REIT, Inc.	480	7,627
CorEnergy Infrastructure Trust, Inc.	708	27,138
DiamondRock Hospitality Co.	1,900	22,344
Four Corners Property Trust, Inc.	200	4,720
Getty Realty Corp.	100	2,624
Lexington Realty Trust	1,500	13,530
National Health Investors, Inc.	450	31,738
Pebblebrook Hotel Trust	800	31,200
Potlatch Corp.	200	10,580
Preferred Apartment Communities, Inc., Class A	440	7,335
PS Business Parks, Inc.	240	29,306
Ryman Hospitality Properties, Inc.	415	31,768
Summit Hotel Properties, Inc.	1,570	24,319
Sunstone Hotel Investors, Inc.	650	10,953
Tier REIT, Inc.	700	13,587
Xenia Hotels & Resorts, Inc.	1,380	30,636
Total		299,405

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.1%
CK Asset Holdings Ltd.	2,547	24,236
HFF, Inc., Class A	230	11,318
Kerry Properties Ltd.	33,000	157,773
Sun Hung Kai Properties Ltd.	10,863	187,809
Total		381,136
Total Real Estate		680,541
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
ATN International, Inc.	50	2,968
Nippon Telegraph & Telephone Corp.	3,100	148,443
Orange SA	678	12,244
Telefonica SA	5,859	60,034
Telenor ASA	7,745	181,345
Total		405,034
Wireless Telecommunication Services —%
Boingo Wireless, Inc.(b)	1,100	26,675
Total Telecommunication Services		431,709
Utilities 0.1%
Electric Utilities 0.1%
Allete, Inc.	275	19,921
El Paso Electric Co.	200	10,440
Enel SpA	23,086	146,465
IDACORP, Inc.	50	4,314
PNM Resources, Inc.	100	3,810
Portland General Electric Co.	721	30,535
Total		215,485
Gas Utilities —%
Chesapeake Utilities Corp.	315	23,153
Southwest Gas Corp.	261	19,204
Total		42,357
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	400	28,032
Multi-Utilities —%
Engie SA	9,556	165,862
Common Stocks (continued)
Issuer	Shares	Value ($)
Water Utilities —%
SJW Corp.	280	16,755
Total Utilities		468,491
Total Common Stocks (Cost $13,468,969)		16,060,447

Equity Funds 33.0%
	Shares	Value ($)
International 8.0%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	2,000,650	15,264,957
Columbia Emerging Markets Fund, Institutional 3 Class(a)	618,126	9,179,176
Columbia Overseas Value Fund, Institutional 3 Class(a)	2,040,703	22,162,030
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	141,474	1,706,179
Total		48,312,342
U.S. Large Cap 24.0%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	714,178	19,789,872
Columbia Disciplined Core Fund, Institutional 3 Class(a)	2,645,533	33,571,816
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	1,973,248	19,870,604
Columbia Disciplined Value Fund, Institutional 3 Class(a)	3,032,102	34,080,824
Columbia Large Cap Growth Fund, Institutional 3 Class(a)	295,972	13,158,927
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	1,677,191	25,308,814
Total		145,780,857
U.S. Small Cap 1.0%
Columbia Disciplined Small Core Fund, Institutional 3 Class(a)	669,585	6,006,175
Total Equity Funds (Cost $160,266,991)		200,099,374

Fixed-Income Funds 47.2%

Emerging Markets 2.1%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	1,055,273	12,599,967
High Yield 3.5%
Columbia Income Opportunities Fund, Institutional 3 Class(a)	2,142,454	21,253,141

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	37

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 0.9%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	597,419	5,669,510
Investment Grade 40.7%
Columbia Corporate Income Fund, Institutional 3 Class(a)	5,783,333	59,047,826
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	1,384,400	13,525,586
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	918,629	8,975,009
Columbia Total Return Bond Fund, Institutional 3 Class(a)	3,424,403	30,682,653
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	15,250,681	81,438,634
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	4,906,987	53,682,440
Total		247,352,148
Total Fixed-Income Funds (Cost $291,310,323)		286,874,766

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	9,285	184,618
Total Consumer Discretionary			184,618
Total Preferred Stocks (Cost $135,333)			184,618
Rights —%
Issuer	Shares	Value ($)
Industrials —%
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA(b)	3,566	1,868
Total Industrials		1,868
Total Rights (Cost $1,957)		1,868

Money Market Funds 9.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(c)	59,800,964	59,800,964
Total Money Market Funds (Cost $59,800,730)		59,800,964
Total Investments (Cost: $567,737,474)		605,620,270
Other Assets & Liabilities, Net		1,748,791
Net Assets		607,369,061

At January 31, 2018, securities and/or cash totaling $1,655,145 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
387,000 ILS	112,765 USD	JPMorgan	03/14/2018	—	(604)
12,417,000 JPY	111,997 USD	JPMorgan	03/14/2018	—	(1,988)
884,000 NOK	112,538 USD	JPMorgan	03/14/2018	—	(2,272)
450,000 SEK	56,176 USD	JPMorgan	03/14/2018	—	(1,080)
101,469 USD	127,000 AUD	JPMorgan	03/14/2018	853	—
213,676 USD	205,000 CHF	JPMorgan	03/14/2018	7,236	—
67,490 USD	410,000 DKK	JPMorgan	03/14/2018	1,088	—
73,541 USD	53,000 GBP	JPMorgan	03/14/2018	1,822	—
145,986 USD	193,000 SGD	JPMorgan	03/14/2018	1,257	—
Total				12,256	(5,944)

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	100	03/2018	USD	6,289,000	191,275	—
Russell 2000 E-mini	24	03/2018	USD	1,891,200	62,101	—
S&P 500 E-mini	52	03/2018	USD	7,347,080	506,481	—
TOPIX Index	30	03/2018	JPY	551,850,000	155,969	—
U.S. Long Bond	161	03/2018	USD	24,327,351	—	(761,221)
U.S. Ultra Bond	10	03/2018	USD	1,637,472	—	(41,721)
Total					915,826	(802,942)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(28)	03/2018	GBP	(2,090,760)	—	(21,838)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.011	USD	9,000,000	69,490	—	—	69,490	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares
	187,205	16	(187,221)*	—	—	9,070	(143,072)	—	—
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	—	197,044*	(17,915)	179,129	—	8,393	(10,764)	—	1,832,496
Columbia Alternative Beta Fund, Class I Shares
	458,101	—	(458,101)*	—	—	—	389,274	—	—
Columbia Alternative Beta Fund, Institutional 3 Class
	—	468,857*	—	468,857	—	—	(253,934)	103,305	4,411,947
Columbia Commodity Strategy Fund, Class I Shares
	1,327,610	17	(1,327,627)*	—	—	(1,881)	104,472	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	1,353,414*	(123,907)	1,229,507	—	(38,121)	171,540	11,037	7,217,204
Columbia Contrarian Core Fund, Class I Shares
	880,130	5	(880,135)*	—	—	537,634	(4,282,617)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	853,161*	(138,983)	714,178	890,864	1,524,779	5,706,048	197,707	19,789,872
Columbia Contrarian Europe Fund, Class I Shares
	2,509,671	—	(2,509,671)*	—	—	—	2,180,232	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	2,655,921*	(655,271)	2,000,650	—	122,313	1,549,272	275,765	15,264,957
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	39

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Corporate Income Fund, Class I Shares
	5,559,903	627,784	(6,187,687)*	—	—	(36,571)	703,697	237,778	—
Columbia Corporate Income Fund, Institutional 3 Class
	—	6,266,987*	(483,654)	5,783,333	—	(17,304)	495,141	1,458,618	59,047,826
Columbia Disciplined Core Fund, Class I Shares
	3,202,201	19	(3,202,220)*	—	—	867,467	(6,166,317)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class
	—	3,194,370*	(548,837)	2,645,533	1,422,307	3,104,898	8,924,624	567,834	33,571,816
Columbia Disciplined Growth Fund, Class I Shares
	2,258,281	27	(2,258,308)*	—	—	33,162	(20,104)	—	—
Columbia Disciplined Growth Fund, Institutional 3 Class
	—	2,441,135*	(467,887)	1,973,248	2,214,193	791,074	2,586,160	120,464	19,870,604
Columbia Disciplined Small Core Fund, Class I Shares
	618,263	9	(618,272)*	—	—	(129,646)	1,708,331	—	—
Columbia Disciplined Small Core Fund, Institutional 3 Class
	—	717,925*	(48,340)	669,585	943,476	(454,865)	(1,518,974)	32,445	6,006,175
Columbia Disciplined Value Fund, Class I Shares
	3,515,184	17	(3,515,201)*	—	—	200,384	(2,308,690)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	3,607,561*	(575,459)	3,032,102	1,661,055	1,143,666	5,784,109	739,200	34,080,824
Columbia Diversified Absolute Return Fund, Class I Shares
	1,053,957	9	(1,053,966)*	—	—	(17,036)	520,432	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	—	1,050,692*	(102,542)	948,150	—	(39,768)	(196,754)	—	9,225,497
Columbia Emerging Markets Bond Fund, Class I Shares
	1,169,445	7,182	(1,176,627)*	—	—	18,149	72,395	82,628	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	—	1,201,254*	(145,981)	1,055,273	—	109,464	477,859	631,728	12,599,967
Columbia Emerging Markets Fund, Class I Shares
	883,010	—	(883,010)*	—	—	—	(604,514)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	895,233*	(277,107)	618,126	—	779,433	3,274,459	40,924	9,179,176
Columbia Income Opportunities Fund, Class I Shares
	2,252,027	9,065	(2,261,092)*	—	—	11,496	53,696	161,147	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	2,356,154*	(213,700)	2,142,454	—	77,812	(18,670)	874,406	21,253,141
Columbia Inflation Protected Securities Fund, Class I Shares
	1,253,786	25	(1,253,811)*	—	—	(639,137)	533,185	—	—
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	623,556*	(26,137)	597,419	—	(1,243)	7,991	143,120	5,669,510
Columbia Large Cap Growth Fund, Class I Shares
	384,154	2	(384,156)*	—	—	472,247	(2,465,266)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Large Cap Growth Fund, Institutional 3 Class
	—	370,736*	(74,764)	295,972	723,221	1,178,033	3,713,217	31,357	13,158,927
Columbia Limited Duration Credit Fund, Class I Shares
	1,466,606	2,075	(1,468,681)*	—	—	(7,090)	235,325	36,061	—
Columbia Limited Duration Credit Fund, Institutional 3 Class
	—	1,458,550*	(74,150)	1,384,400	—	(2,455)	(299,927)	220,725	13,525,586
Columbia Mortgage Opportunities Fund, Class I Shares
	960,409	5,766	(966,175)*	—	—	(9,568)	143,773	56,954	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	—	994,424*	(75,795)	918,629	291,814	(931)	(187,980)	317,975	8,975,009
Columbia Multi-Asset Income Fund, Class I Shares
	1,898,935	16,407	(1,915,342)*	—	—	—	523,438	159,224	—
Columbia Multi-Asset Income Fund, Institutional 3 Class
	—	2,003,128*	—	2,003,128	—	—	134,975	825,699	19,911,089
Columbia Overseas Value Fund, Class I Shares
	2,641,904	38	(2,641,942)*	—	—	(6,261)	478,418	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	2,601,328*	(560,625)	2,040,703	362,363	642,149	4,497,238	393,633	22,162,030
Columbia Pacific/Asia Fund, Class I Shares
	191,401	16	(191,417)*	—	—	4,792	(75,754)	—	—
Columbia Pacific/Asia Fund, Institutional 3 Class
	—	206,763*	(65,289)	141,474	116,699	160,673	379,790	16,551	1,706,179
Columbia Select Large Cap Equity Fund, Class I Shares
	1,964,141	—	(1,964,141)*	—	—	—	(367,708)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	2,107,923*	(430,732)	1,677,191	1,193,273	409,985	4,936,441	223,095	25,308,814
Columbia Short-Term Cash Fund, 1.475%
	55,877,563	25,932,233	(22,008,832)	59,800,964	—	(259)	273	615,375	59,800,964
Columbia Total Return Bond Fund, Class I Shares
	3,592,336	7,334	(3,599,670)*	—	—	—	700,466	123,242	—
Columbia Total Return Bond Fund, Institutional 3 Class
	—	3,748,457*	(324,054)	3,424,403	—	(32,794)	(701,848)	759,072	30,682,653
Columbia U.S. Government Mortgage Fund, Class I Shares
	15,922,919	31,627	(15,954,546)*	—	—	(46,697)	2,449,497	310,652	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	16,231,401*	(980,720)	15,250,681	—	(61,494)	(2,720,494)	2,212,649	81,438,634
Columbia U.S. Treasury Index Fund, Class I Shares
	5,241,913	5,930	(5,247,843)*	—	—	(118,985)	1,179,178	120,685	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	5,209,612*	(302,625)	4,906,987	—	(81,217)	(1,487,630)	734,071	53,682,440
Total					9,819,265	10,563,750	30,783,929	12,835,126	589,373,337

*	Includes the effect of underlying share class exchange.

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	41

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2018
Fair value measurements  (continued)
illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	42,598,233	—	—	—	42,598,233
Common Stocks
Consumer Discretionary	621,314	1,229,985	—	—	1,851,299
Consumer Staples	144,292	1,196,745	—	—	1,341,037
Energy	194,559	596,819	—	—	791,378
Financials	898,068	2,429,696	—	—	3,327,764
Health Care	810,865	1,147,560	—	—	1,958,425
Industrials	755,770	1,642,978	—	—	2,398,748
Information Technology	874,197	734,390	—	—	1,608,587
Materials	246,968	955,500	—	—	1,202,468
Real Estate	310,723	369,818	—	—	680,541
Telecommunication Services	29,643	402,066	—	—	431,709
Utilities	156,164	312,327	—	—	468,491
Total Common Stocks	5,042,563	11,017,884	—	—	16,060,447
Equity Funds	200,099,374	—	—	—	200,099,374
Fixed-Income Funds	286,874,766	—	—	—	286,874,766
Preferred Stocks
Consumer Discretionary	—	184,618	—	—	184,618
Rights
Industrials	—	1,868	—	—	1,868
Money Market Funds	—	—	—	59,800,964	59,800,964
Total Investments	534,614,936	11,204,370	—	59,800,964	605,620,270
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	12,256	—	—	12,256
Futures Contracts	915,826	—	—	—	915,826
Swap Contracts	—	69,490	—	—	69,490
Liability
Forward Foreign Currency Exchange Contracts	—	(5,944)	—	—	(5,944)
Futures Contracts	(824,780)	—	—	—	(824,780)
Total	534,705,982	11,280,172	—	59,800,964	605,787,118
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	43

Portfolio of Investments
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 6.4%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class(a),(b)	877,566	8,977,503
Columbia Alternative Beta Fund, Institutional 3 Class(a)	468,858	4,411,947
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	5,606,313	32,909,059
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	2,193,131	21,339,165
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	3,820,772	37,978,474
Total Alternative Strategies Funds (Cost $105,115,203)		105,616,148

Common Stocks 2.2%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components —%
Dana, Inc.	2,650	87,423
Dorman Products, Inc.(b)	2,200	165,968
Magna International, Inc.	3,672	209,752
Total		463,143
Automobiles 0.1%
Fiat Chrysler Automobiles NV(b)	1,166	28,174
Peugeot SA	8,517	191,289
Subaru Corp.	4,900	163,211
Suzuki Motor Corp.	3,700	212,510
Winnebago Industries, Inc.	300	13,635
Total		608,819
Diversified Consumer Services —%
Adtalem Global Education, Inc.(b)	3,800	174,800
Sotheby’s (b)	2,300	121,348
Weight Watchers International, Inc.(b)	2,025	130,187
Total		426,335
Hotels, Restaurants & Leisure —%
Bloomin’ Brands, Inc.	3,100	68,293
Brinker International, Inc.	700	25,438
Compass Group PLC	1,351	28,438
Cracker Barrel Old Country Store, Inc.	825	145,596
Dave & Buster’s Entertainment, Inc.(b)	475	22,325
Common Stocks (continued)
Issuer	Shares	Value ($)
Ruth’s Hospitality Group, Inc.	6,270	148,599
Sonic Corp.	3,300	85,272
Total		523,961
Household Durables 0.1%
Electrolux AB, Class B	3,226	113,894
La-Z-Boy, Inc.	4,600	138,690
MDC Holdings, Inc.	1,116	37,621
Persimmon PLC	3,214	114,176
Taylor Wimpey PLC	62,434	168,961
Zagg, Inc.(b)	7,300	121,910
Total		695,252
Internet & Direct Marketing Retail —%
Nutrisystem, Inc.	600	25,950
PetMed Express, Inc.	3,100	140,120
Total		166,070
Leisure Products —%
Sturm Ruger & Co., Inc.	1,675	88,691
Media —%
Entravision Communications Corp., Class A	17,400	120,930
Gannett Co., Inc.	13,250	156,350
Gray Television, Inc.(b)	3,950	64,583
New York Times Co. (The), Class A	2,505	58,241
Total		400,104
Multiline Retail —%
Next PLC	1,428	103,243
Specialty Retail 0.1%
Buckle, Inc. (The)	1,400	28,070
Finish Line, Inc., Class A (The)	9,800	111,034
Hibbett Sports, Inc.(b)	4,200	94,920
Restoration Hardware Holdings, Inc.(b)	1,600	150,384
Sleep Number Corp.(b)	4,100	154,324
Tailored Brands, Inc.	1,300	31,447
Tilly’s, Inc.	2,600	38,792
Total		608,971

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods —%
Deckers Outdoor Corp.(b)	2,110	180,848
Movado Group, Inc.	4,605	140,913
Total		321,761
Total Consumer Discretionary		4,406,350
Consumer Staples 0.1%
Beverages —%
Boston Beer Co., Inc. (The), Class A(b)	550	104,418
Food & Staples Retailing 0.1%
BIM Birlesik Magazalar AS	1,091	21,825
Distribuidora Internacional de Alimentacion SA	8,517	45,480
George Weston Ltd.	100	8,758
Ingles Markets, Inc., Class A	1,100	36,960
Jeronimo Martins SGPS SA	6,029	128,410
Loblaw Companies Ltd.	400	21,668
SUPERVALU, Inc.(b)	2,662	42,166
United Natural Foods, Inc.(b)	1,800	85,680
Wal-Mart de Mexico SAB de CV, Class V	45,856	114,716
Wm Morrison Supermarkets PLC	14,226	44,841
Woolworths Group Ltd.	868	18,852
Total		569,356
Food Products —%
Dean Foods Co.	2,080	21,570
John B. Sanfilippo & Son, Inc.	1,800	112,716
Sanderson Farms, Inc.	1,165	147,838
Uni-President Enterprises Corp.	13,000	31,206
WH Group Ltd.	190,500	235,535
Total		548,865
Household Products —%
Central Garden & Pet Co., Class A(b)	2,000	75,440
Personal Products —%
Unilever NV-CVA	989	57,281
Usana Health Sciences, Inc.(b)	1,040	77,636
Total		134,917
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco —%
Imperial Brands PLC	3,855	158,650
Swedish Match AB	4,620	187,148
Total		345,798
Total Consumer Staples		1,778,794
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	11,000	102,300
Exterran Corp.(b)	4,700	135,736
McDermott International, Inc.(b)	14,400	126,432
Rowan Companies PLC, Class A(b)	10,400	153,088
Total		517,556
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	132,000	114,103
China Shenhua Energy Co., Ltd., Class H	70,500	219,061
CVR Energy, Inc.	1,300	46,527
Lukoil PJSC	103	6,831
MOL Hungarian Oil & Gas PLC	10,467	127,868
OMV AG	2,087	134,375
Par Pacific Holdings, Inc.(b)	1,700	30,991
Peabody Energy Corp.(b)	1,400	56,574
Polski Koncern Naftowy Orlen SA	1,588	51,503
PTT PCL, Foreign Registered Shares	13,600	213,529
REX American Resources Corp.(b)	1,400	114,310
Ultra Petroleum Corp.(b)	17,000	118,660
W&T Offshore, Inc.(b)	14,500	70,180
Total		1,304,512
Total Energy		1,822,068
Financials 0.4%
Banks 0.2%
Agricultural Bank of China Ltd., Class H	367,000	224,545
BancFirst Corp.	350	19,513
Bancorp, Inc. (The)(b)	1,800	19,026
BancorpSouth Bank	800	26,840
Bank Hapoalim BM	1,501	11,237
Bank of China Ltd., Class H	152,000	91,099
Bank of Nova Scotia (The)	2,939	195,264
Banner Corp.	775	42,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	45

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cathay General Bancorp	3,900	170,586
Central Pacific Financial Corp.	1,710	50,565
China Construction Bank Corp., Class H	27,000	30,998
CoBiz Financial, Inc.	900	18,054
CTBC Financial Holding Co., Ltd.	90,000	65,765
Customers Bancorp, Inc.(b)	4,250	130,262
Dubai Islamic Bank PJSC	59,351	98,462
Enterprise Financial Services Corp.	1,025	49,866
First Citizens BancShares Inc., Class A	425	180,799
First Financial Bancorp	5,150	146,775
First Merchants Corp.	3,000	129,480
Grupo Financiero Banorte SAB de CV, Class O	31,148	199,489
Hana Financial Group, Inc.	4,222	205,738
Hancock Holding Co.	3,400	182,580
Heritage Financial Corp.	2,700	83,160
International Bancshares Corp.	2,865	118,897
Japan Post Bank Co., Ltd.	3,400	46,019
Malayan Banking Bhd	16,800	43,533
Preferred Bank/Los Angeles	2,200	141,724
S&T Bancorp, Inc.	3,400	137,224
Sandy Spring Bancorp, Inc.	1,600	60,512
Societe Generale SA	3,638	211,633
Standard Bank Group Ltd.	3,909	66,213
Triumph Bancorp, Inc.(b)	675	25,988
Turkiye Is Bankasi AS	69,178	148,241
Valley National Bancorp	13,200	165,924
WesBanco, Inc.	400	16,404
Wintrust Financial Corp.	2,150	184,685
Woori Finance Holdings Co., Ltd.	8,153	128,543
Total		3,867,756
Capital Markets —%
Arlington Asset Investment Corp., Class A	1,370	14,385
China Huarong Asset Management Co., Ltd., Class H	135,000	68,110
Cohen & Steers, Inc.	2,350	95,809
Houlihan Lokey, Inc.	2,700	128,790
Total		307,094
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Green Dot Corp., Class A(b)	2,500	153,150
Nelnet, Inc., Class A	2,375	123,761
Total		276,911
Diversified Financial Services —%
EXOR NV	361	27,887
Insurance 0.1%
Allianz SE, Registered Shares	1,110	280,447
American Equity Investment Life Holding Co.	4,900	161,700
Assicurazioni Generali SpA	9,709	192,506
AXA SA	6,612	217,501
CNO Financial Group, Inc.	6,700	164,753
CNP Assurances	1,181	30,264
Health Insurance Innovations, Inc., Class A(b)	3,500	90,825
Legal & General Group PLC	19,488	74,875
Mapfre SA	38,754	137,657
Swiss Re AG	66	6,509
Third Point Reinsurance Ltd.(b)	1,000	14,250
Universal Insurance Holdings, Inc.	3,817	112,220
Total		1,483,507
Mortgage Real Estate Investment Trusts (REITS) —%
AG Mortgage Investment Trust, Inc.	1,800	31,392
ARMOUR Residential REIT, Inc.	4,600	107,686
Invesco Mortgage Capital, Inc.	7,900	128,296
Total		267,374
Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.(b)	4,050	188,406
Federal Agricultural Mortgage Corp.	1,800	144,450
Flagstar Bancorp, Inc.(b)	3,800	141,550
MGIC Investment Corp.(b)	13,500	200,070
Radian Group, Inc.	2,300	50,761
Walker & Dunlop, Inc.(b)	2,900	134,705
Washington Federal, Inc.	4,075	146,293
Total		1,006,235
Total Financials		7,236,764

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.3%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	7,215	102,092
Atara Biotherapeutics, Inc.(b)	2,700	102,060
bluebird bio, Inc.(b)	620	127,038
Blueprint Medicines Corp.(b)	825	64,886
Clovis Oncology, Inc.(b)	750	45,375
Coherus Biosciences, Inc.(b)	1,345	13,585
Dynavax Technologies Corp.(b)	3,095	49,829
Eagle Pharmaceuticals, Inc.(b)	275	16,437
Global Blood Therapeutics, Inc.(b)	650	37,635
Immunomedics, Inc.(b)	5,200	86,684
Insmed, Inc.(b)	2,710	68,942
Jounce Therapeutics, Inc.(b)	2,806	67,849
Keryx Biopharmaceuticals, Inc.(b)	8,065	37,341
Loxo Oncology, Inc.(b)	775	78,639
NewLink Genetics Corp.(b)	5,600	46,200
Nightstar Therapeutics PLC, ADR(b)	2,909	41,395
OncoMed Pharmaceuticals, Inc.(b)	8,200	20,500
Ovid Therapeutics, Inc.(b)	5,667	48,170
Puma Biotechnology, Inc.(b)	1,275	85,234
Sage Therapeutics, Inc.(b)	700	132,860
Shire PLC	651	30,757
Spark Therapeutics, Inc.(b)	1,355	75,948
TESARO, Inc.(b)	1,420	95,793
Total		1,475,249
Health Care Equipment & Supplies 0.1%
Analogic Corp.	1,790	148,391
Angiodynamics, Inc.(b)	5,500	95,755
CONMED Corp.	400	23,112
Haemonetics Corp.(b)	2,400	155,160
Integer Holdings Corp.(b)	2,900	145,435
Lantheus Holdings, Inc.(b)	6,431	147,913
Masimo Corp.(b)	1,870	176,229
Total		891,995
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services —%
Diplomat Pharmacy, Inc.(b)	6,250	168,687
Kindred Healthcare, Inc.	2,900	26,680
Molina Healthcare, Inc.(b)	2,180	199,165
Providence Service Corp. (The)(b)	2,300	147,959
Tivity Health, Inc.(b)	3,900	151,125
Triple-S Management Corp., Class B(b)	5,185	119,151
Total		812,767
Life Sciences Tools & Services —%
Pra Health Sciences, Inc.(b)	2,110	192,137
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	1,415	77,613
Bayer AG, Registered Shares	515	67,405
Corcept Therapeutics, Inc.(b)	7,150	164,557
GlaxoSmithKline PLC	11,959	224,204
Lannett Co., Inc.(b)	5,900	120,065
Novo Nordisk A/S, Class B	2,245	124,862
Odonate Therapeutics, Inc.(b)	2,400	49,872
Pacira Pharmaceuticals, Inc.(b)	1,750	63,700
Phibro Animal Health Corp., Class A	3,200	108,960
Roche Holding AG, Genusschein Shares	1,080	266,243
Sanofi	2,139	188,871
Supernus Pharmaceuticals, Inc.(b)	1,575	61,504
Total		1,517,856
Total Health Care		4,890,004
Industrials 0.3%
Aerospace & Defense —%
Curtiss-Wright Corp.	1,650	215,589
Moog, Inc., Class A(b)	250	22,515
Total		238,104
Air Freight & Logistics —%
Forward Air Corp.	1,150	69,817
Airlines —%
Deutsche Lufthansa AG, Registered Shares	5,976	213,237
International Consolidated Airlines Group SA	4,687	42,596
Qantas Airways Ltd.	25,271	107,096
Total		362,929

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	47

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products —%
Caesarstone Ltd.(b)	4,500	95,400
Continental Building Product(b)	5,565	158,324
Total		253,724
Commercial Services & Supplies 0.1%
ACCO Brands Corp.(b)	10,300	122,055
Brady Corp., Class A	925	35,381
Essendant, Inc.	9,600	86,880
MSA Safety, Inc.	1,900	148,789
SP Plus Corp.(b)	3,300	127,215
Total		520,320
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,269	50,827
Comfort Systems U.S.A., Inc.	1,200	51,120
EMCOR Group, Inc.	2,300	186,944
Kajima Corp.	17,000	168,777
KBR, Inc.	3,800	77,292
Obayashi Corp.	15,200	183,518
Primoris Services Corp.	5,300	137,800
Taisei Corp.	3,900	199,058
Total		1,055,336
Electrical Equipment —%
ABB Ltd.	3,033	84,562
Atkore International Group, Inc.(b)	5,400	126,252
Generac Holdings, Inc.(b)	3,375	165,139
Total		375,953
Industrial Conglomerates —%
CITIC Ltd.	116,000	182,563
Shanghai Industrial Holdings Ltd.	7,000	20,450
Total		203,013
Machinery 0.1%
Alamo Group, Inc.	1,300	149,539
Briggs & Stratton Corp.	1,900	45,942
EnPro Industries, Inc.	500	43,995
Global Brass & Copper Holdings, Inc.	4,200	135,030
Harsco Corp.(b)	6,500	116,350
Hillenbrand, Inc.	3,400	150,620
Kadant, Inc.	1,130	113,282
Common Stocks (continued)
Issuer	Shares	Value ($)
Mueller Industries, Inc.	1,625	53,771
RBC Bearings, Inc.(b)	640	80,640
Volvo AB B Shares	1,080	22,046
Wabash National Corp.	5,630	145,423
Total		1,056,638
Professional Services —%
Korn/Ferry International	1,100	49,016
RPX Corp.	10,360	145,455
TrueBlue, Inc.(b)	2,000	54,700
Total		249,171
Road & Rail —%
ArcBest Corp.	4,345	154,465
Saia, Inc.(b)	1,300	98,215
Total		252,680
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	2,520	185,850
Beacon Roofing Supply, Inc.(b)	2,700	163,350
ITOCHU Corp.	6,500	127,898
Mitsubishi Corp.	300	8,408
Total		485,506
Total Industrials		5,123,191
Information Technology 0.4%
Communications Equipment —%
CalAmp Corp.(b)	2,700	66,096
Comtech Telecommunications Corp.	6,100	131,943
Netscout Systems, Inc.(b)	5,700	162,450
Total		360,489
Electronic Equipment, Instruments & Components 0.1%
Anixter International, Inc.(b)	1,300	108,810
AU Optronics Corp.	10,000	4,756
Benchmark Electronics, Inc.(b)	4,550	131,722
ePlus, Inc.(b)	1,000	77,200
Hitachi Ltd.	29,000	231,414
KEMET Corp.(b)	4,400	89,584
Kingboard Chemical Holdings Ltd.	9,500	51,981
Methode Electronics, Inc.	1,350	55,148
Sanmina Corp.(b)	4,090	106,954
Scansource, Inc.(b)	2,175	74,385

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Data Corp.(b)	1,600	160,432
Vishay Intertechnology, Inc.	8,000	175,600
Total		1,267,986
Internet Software & Services 0.1%
j2 Global, Inc.	2,005	160,380
Mixi, Inc.	3,400	150,131
New Relic, Inc.(b)	1,600	95,568
Stamps.com, Inc.(b)	900	183,465
Web.com Group, Inc.(b)	4,150	96,487
Total		686,031
IT Services —%
CACI International, Inc., Class A(b)	400	56,220
CSG Systems International, Inc.	1,700	76,789
EVERTEC, Inc.	2,335	36,543
MAXIMUS, Inc.	2,600	177,268
Perficient, Inc.(b)	1,800	34,866
Travelport Worldwide Ltd.	10,700	145,627
TTEC Holdings, Inc.	2,800	111,160
Total		638,473
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	13,070	131,484
Cirrus Logic, Inc.(b)	2,800	138,796
Diodes, Inc.(b)	4,840	136,439
Formfactor, Inc.(b)	8,400	120,540
Phison Electronics Corp.	11,000	112,082
Rudolph Technologies, Inc.(b)	2,400	62,880
Synaptics, Inc.(b)	3,350	145,189
Tokyo Electron Ltd.	900	169,778
Xcerra Corp.(b)	11,005	109,830
Total		1,127,018
Software 0.1%
Aspen Technology, Inc.(b)	2,870	222,281
Check Point Software Technologies Ltd.(b)	682	70,526
Imperva, Inc.(b)	3,300	144,375
Paycom Software, Inc.(b)	500	45,820
Paylocity Holding Corp.(b)	1,900	99,351
Progress Software Corp.	3,625	180,634
Proofpoint, Inc.(b)	1,790	182,616
Common Stocks (continued)
Issuer	Shares	Value ($)
VASCO Data Security International, Inc.(b)	3,000	43,200
Verint Systems, Inc.(b)	800	33,400
Total		1,022,203
Technology Hardware, Storage & Peripherals —%
Compal Electronics, Inc.	69,000	51,366
Pegatron Corp.	63,000	170,448
Samsung Electronics Co., Ltd.	123	287,492
Total		509,306
Total Information Technology		5,611,506
Materials 0.1%
Chemicals 0.1%
Covestro AG	207	23,793
Ferro Corp.(b)	700	16,464
Innospec, Inc.	1,935	138,933
Kronos Worldwide, Inc.	4,850	133,133
Mitsubishi Chemical Holdings Corp.	11,500	125,423
Quaker Chemical Corp.	300	46,170
Sinopec Shanghai Petrochemical Co., Ltd.	244,000	148,979
Trinseo SA	2,225	183,451
Total		816,346
Containers & Packaging —%
Greif, Inc., Class A	1,775	104,938
Metals & Mining —%
Fortescue Metals Group Ltd.	44,216	175,591
Materion Corp.	2,925	145,373
Rio Tinto PLC	3,597	200,304
Teck Resources Ltd., Class B	4,400	127,779
Warrior Met Coal, Inc.	5,100	142,647
Total		791,694
Paper & Forest Products —%
Boise Cascade Co.	3,500	155,575
Louisiana-Pacific Corp.(b)	6,100	180,621
UPM-Kymmene OYJ	6,240	210,261
Total		546,457
Total Materials		2,259,435

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	49

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
CareTrust REIT, Inc.	2,400	38,136
CorEnergy Infrastructure Trust, Inc.	3,641	139,560
DiamondRock Hospitality Co.	9,100	107,016
Four Corners Property Trust, Inc.	1,000	23,600
Getty Realty Corp.	500	13,120
Growthpoint Properties Ltd.	6,241	14,625
Lexington Realty Trust	7,600	68,552
National Health Investors, Inc.	2,200	155,166
Pebblebrook Hotel Trust	4,000	156,000
Potlatch Corp.	900	47,610
Preferred Apartment Communities, Inc., Class A	2,200	36,674
PS Business Parks, Inc.	1,228	149,951
Ryman Hospitality Properties, Inc.	2,060	157,693
Stockland	4,733	16,143
Summit Hotel Properties, Inc.	7,700	119,273
Sunstone Hotel Investors, Inc.	3,200	53,920
Tier REIT, Inc.	3,300	64,053
Xenia Hotels & Resorts, Inc.	6,850	152,070
Total		1,513,162
Real Estate Management & Development —%
Aldar Properties PJSC	58,673	36,581
CK Asset Holdings Ltd.	13,500	128,461
HFF, Inc., Class A	1,125	55,361
Kerry Properties Ltd.	3,000	14,343
Shimao Property Holdings Ltd.	32,500	96,440
Sun Hung Kai Properties Ltd.	1,000	17,289
Wheelock & Co., Ltd.	2,402	18,785
Total		367,260
Total Real Estate		1,880,422
Telecommunication Services —%
Diversified Telecommunication Services —%
ATN International, Inc.	200	11,872
Nippon Telegraph & Telephone Corp.	3,900	186,750
Orange SA	648	11,702
Telefonica SA	2,592	26,559
Common Stocks (continued)
Issuer	Shares	Value ($)
Telenor ASA	7,445	174,321
Telstra Corp., Ltd.	8,142	24,072
Total		435,276
Wireless Telecommunication Services —%
Boingo Wireless, Inc.(b)	5,600	135,800
Mobile Telesystems PJSC, ADR	1,182	14,350
Total		150,150
Total Telecommunication Services		585,426
Utilities 0.1%
Electric Utilities 0.1%
Allete, Inc.	1,400	101,416
El Paso Electric Co.	1,100	57,420
Enel SpA	28,307	179,589
IDACORP, Inc.	200	17,256
Inter RAO UES PJSC(b)	1,510,000	101,807
PNM Resources, Inc.	400	15,240
Portland General Electric Co.	3,510	148,649
Scottish & Southern Energy PLC	607	11,243
Transmissora Alianca de Energia Eletrica SA	3,443	21,775
Total		654,395
Gas Utilities —%
Chesapeake Utilities Corp.	1,550	113,925
Southwest Gas Corp.	1,225	90,135
Total		204,060
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	1,975	138,408
Multi-Utilities —%
Engie SA	631	10,952
Water Utilities —%
SJW Corp.	1,325	79,288
Total Utilities		1,087,103
Total Common Stocks (Cost $31,082,095)		36,681,063

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Equity Funds 44.3%
	Shares	Value ($)
International 12.5%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	7,084,152	54,052,080
Columbia Emerging Markets Fund, Institutional 3 Class(a)	3,251,073	48,278,429
Columbia Overseas Value Fund, Institutional 3 Class(a)	5,431,422	58,985,244
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	3,752,261	45,252,270
Total		206,568,023
U.S. Large Cap 30.5%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	3,040,747	84,259,105
Columbia Disciplined Core Fund, Institutional 3 Class(a)	5,534,235	70,229,440
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	7,154,635	72,047,171
Columbia Disciplined Value Fund, Institutional 3 Class(a)	9,372,113	105,342,552
Columbia Large Cap Growth Fund, Institutional 3 Class(a)	572,781	25,465,844
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	4,459,948	67,300,617
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	2,282,544	42,729,224
Columbia Select Large-Cap Value Fund, Institutional 3 Class(a)	1,251,639	35,959,604
Total		503,333,557
U.S. Small Cap 1.3%
Columbia Disciplined Small Core Fund, Institutional 3 Class(a)	2,464,721	22,108,546
Total Equity Funds (Cost $562,746,052)		732,010,126

Fixed-Income Funds 39.9%

Emerging Markets 1.7%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	2,279,821	27,221,060
High Yield 6.7%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	2,694,594	7,949,051
Columbia Income Opportunities Fund, Institutional 3 Class(a)	10,390,515	103,073,909
Total		111,022,960
Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 1.0%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	1,670,355	15,851,671
Investment Grade 30.5%
Columbia Corporate Income Fund, Institutional 3 Class(a)	12,777,530	130,458,585
Columbia Limited Duration Credit Fund, Institutional 3 Class(a)	3,606,288	35,233,434
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	2,726,182	26,634,799
Columbia Total Return Bond Fund, Institutional 3 Class(a)	22,091,229	197,937,412
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	12,765,970	68,170,277
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	4,245,118	46,441,594
Total		504,876,101
Total Fixed-Income Funds (Cost $669,046,203)		658,971,792

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA(b)	1,269	665
Total Industrials		665
Total Rights (Cost $696)		665

Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(c)	111,082,902	111,082,902
Total Money Market Funds (Cost $111,081,527)		111,082,902
Total Investments (Cost: $1,479,071,776)		1,644,362,696
Other Assets & Liabilities, Net		8,879,772
Net Assets		1,653,242,468

At January 31, 2018, securities and/or cash totaling $7,157,812 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	51

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,409,000 CNY	218,237 USD	JPMorgan	03/14/2018	—	(4,895)
29,695,000 HUF	117,800 USD	JPMorgan	03/14/2018	—	(1,267)
162,000 ILS	47,204 USD	JPMorgan	03/14/2018	—	(253)
1,302,000 JPY	11,744 USD	JPMorgan	03/14/2018	—	(208)
189,027,000 KRW	177,427 USD	JPMorgan	03/14/2018	560	—
2,896,000 MXN	153,320 USD	JPMorgan	03/14/2018	—	(1,304)
927,000 NOK	118,012 USD	JPMorgan	03/14/2018	—	(2,382)
756,000 SEK	94,376 USD	JPMorgan	03/14/2018	—	(1,814)
4,138,000 THB	129,566 USD	JPMorgan	03/14/2018	—	(2,672)
229,000 TRY	59,010 USD	JPMorgan	03/14/2018	—	(1,256)
2,954,000 TWD	100,231 USD	JPMorgan	03/14/2018	—	(1,406)
201,340 USD	252,000 AUD	JPMorgan	03/14/2018	1,692	—
177,453 USD	575,000 BRL	JPMorgan	03/14/2018	2,291	—
183,550 USD	228,000 CAD	JPMorgan	03/14/2018	1,899	—
224,099 USD	215,000 CHF	JPMorgan	03/14/2018	7,589	—
224,787 USD	162,000 GBP	JPMorgan	03/14/2018	5,569	—
59,015 USD	788,668,000 IDR	JPMorgan	03/14/2018	—	(97)
247,695 USD	15,906,000 INR	JPMorgan	03/14/2018	992	—
46,897 USD	62,000 SGD	JPMorgan	03/14/2018	404	—
129,649 USD	1,606,000 ZAR	JPMorgan	03/14/2018	5,138	—
Total				26,134	(17,554)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	229	03/2018	USD	24,565,975	1,469,260	—
MSCI Emerging Markets Index	364	03/2018	USD	22,891,960	696,242	—
Russell 2000 E-mini	3	03/2018	USD	236,400	7,777	—
S&P 500 E-mini	613	03/2018	USD	86,610,770	5,970,633	—
TOPIX Index	30	03/2018	JPY	551,850,000	155,970	—
U.S. Long Bond	196	03/2018	USD	29,615,906	—	(926,705)
U.S. Treasury 5-Year Note	199	03/2018	USD	22,921,698	—	(371,978)
Total					8,299,882	(1,298,683)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(80)	03/2018	GBP	(5,973,600)	—	(62,395)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	9,250,000	(54,902)	—	—	—	(54,902)

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.011	USD	29,000,000	222,710	—	—	222,710	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares
	828,427	2,077	(830,504)*	—	—	28,473	(735,665)	—	—
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	—	884,219*	(6,653)	877,566	—	6,761	56,409	—	8,977,503
Columbia Alternative Beta Fund, Class I Shares
	458,101	—	(458,101)*	—	—	—	389,274	—	—
Columbia Alternative Beta Fund, Institutional 3 Class
	—	468,858*	—	468,858	—	—	(253,934)	103,305	4,411,947
Columbia Commodity Strategy Fund, Class I Shares
	3,978,653	1,620,200	(5,598,853)*	—	—	—	365,224	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	5,775,677*	(169,364)	5,606,313	—	(36,083)	927,080	51,253	32,909,059
Columbia Contrarian Core Fund, Class I Shares
	3,326,676	—	(3,326,676)*	—	—	1,411,009	(9,266,080)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	3,301,871*	(261,124)	3,040,747	3,730,591	2,859,398	18,856,236	827,920	84,259,105
Columbia Contrarian Europe Fund, Class I Shares
	8,065,814	—	(8,065,814)*	—	—	—	(214,088)	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	8,458,077*	(1,373,925)	7,084,152	—	1,964,496	11,114,220	966,481	54,052,080
Columbia Corporate Income Fund, Class I Shares
	12,719,884	138,114	(12,857,998)*	—	—	37,948	1,117,662	528,132	—
Columbia Corporate Income Fund, Institutional 3 Class
	—	13,190,213*	(412,683)	12,777,530	—	147,848	1,094,286	3,152,294	130,458,585
Columbia Disciplined Core Fund, Class I Shares
	6,078,758	6,235	(6,084,993)*	—	—	1,544,791	(24,881,034)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class
	—	6,169,569*	(635,334)	5,534,235	2,949,046	3,803,031	32,784,350	1,177,361	70,229,440
Columbia Disciplined Growth Fund, Class I Shares
	7,476,584	—	(7,476,584)*	—	—	(70,157)	788,781	—	—
Columbia Disciplined Growth Fund, Institutional 3 Class
	—	8,043,628*	(888,993)	7,154,635	7,848,089	1,967,865	8,721,251	426,979	72,047,171
Columbia Disciplined Small Core Fund, Class I Shares
	2,144,006	21,449	(2,165,455)*	—	—	(128,670)	7,846,671	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	53

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Small Core Fund, Institutional 3 Class
	—	2,577,918*	(113,197)	2,464,721	3,479,359	(798,200)	(8,350,506)	119,651	22,108,546
Columbia Disciplined Value Fund, Class I Shares
	9,648,447	10,689	(9,659,136)*	—	—	493,658	(6,580,610)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	10,102,784*	(730,671)	9,372,113	5,062,706	1,520,635	18,521,369	2,252,997	105,342,552
Columbia Diversified Absolute Return Fund, Class I Shares
	2,169,972	13,110	(2,183,082)*	—	—	(13,934)	1,118,282	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	—	2,220,084*	(26,953)	2,193,131	—	(10,515)	(508,002)	—	21,339,165
Columbia Emerging Markets Bond Fund, Class I Shares
	2,406,864	24,106	(2,430,970)*	—	—	65,128	(432,817)	170,957	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	—	2,513,989*	(234,168)	2,279,821	—	266,467	1,518,346	1,354,397	27,221,060
Columbia Emerging Markets Fund, Class I Shares
	4,286,289	—	(4,286,289)*	—	—	—	(2,950,183)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	4,294,239*	(1,043,166)	3,251,073	—	2,541,472	17,732,268	214,016	48,278,429
Columbia High Yield Bond Fund, Class I Shares
	2,607,520	19,234	(2,626,754)*	—	—	(575)	54,065	56,056	—
Columbia High Yield Bond Fund, Institutional 3 Class
	—	2,738,687*	(44,093)	2,694,594	—	144	(208)	335,871	7,949,051
Columbia Income Opportunities Fund, Class I Shares
	10,084,407	76,268	(10,160,675)*	—	—	78,483	(42,652)	720,722	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	10,564,632*	(174,117)	10,390,515	—	88,780	399,049	4,166,777	103,073,909
Columbia Inflation Protected Securities Fund, Class I Shares
	1,614,603	13,698	(1,628,301)*	—	—	60,952	742,101	—	—
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	1,692,774*	(22,419)	1,670,355	—	(15,394)	(993,810)	409,312	15,851,671
Columbia Large Cap Growth Fund, Class I Shares
	597,790	762	(598,552)*	—	—	423,636	(5,612,813)	—	—
Columbia Large Cap Growth Fund, Institutional 3 Class
	—	615,079*	(42,298)	572,781	1,377,437	931,279	9,351,710	59,722	25,465,844
Columbia Limited Duration Credit Fund, Class I Shares
	3,496,211	31,386	(3,527,597)*	—	—	(3,049)	506,650	87,222	—
Columbia Limited Duration Credit Fund, Institutional 3 Class
	—	3,642,120*	(35,832)	3,606,288	—	(2,796)	(699,678)	562,349	35,233,434
Columbia Mortgage Opportunities Fund, Class I Shares
	2,631,105	32,559	(2,663,664)*	—	—	(15,447)	408,993	159,063	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	—	2,811,361*	(85,179)	2,726,182	869,851	(5,911)	(582,772)	934,021	26,634,799
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Multi-Asset Income Fund, Class I Shares
	3,622,034	31,296	(3,653,330)*	—	—	—	976,466	303,704	—
Columbia Multi-Asset Income Fund, Institutional 3 Class
	—	3,820,772*	—	3,820,772	—	—	279,392	1,574,941	37,978,474
Columbia Overseas Value Fund, Class I Shares
	6,296,658	2,293	(6,298,951)*	—	—	(38,149)	2,069,995	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	6,359,292*	(927,870)	5,431,422	941,030	758,243	11,241,701	1,022,237	58,985,244
Columbia Pacific/Asia Fund, Class I Shares
	4,369,094	36,266	(4,405,360)*	—	—	300,171	(5,907,817)	—	—
Columbia Pacific/Asia Fund, Institutional 3 Class
	—	4,639,500*	(887,239)	3,752,261	3,187,898	3,024,061	13,670,364	464,233	45,252,270
Columbia Select Large Cap Equity Fund, Class I Shares
	4,848,903	—	(4,848,903)*	—	—	91,567	(1,758,568)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	4,965,016*	(505,068)	4,459,948	3,080,221	789,432	13,449,099	576,838	67,300,617
Columbia Select Large Cap Growth Fund, Class I Shares
	2,560,754	3,672	(2,564,426)*	—	—	516,242	(1,680,015)	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	—	2,629,326*	(346,782)	2,282,544	4,103,688	1,771,477	7,610,394	—	42,729,224
Columbia Select Large-Cap Value Fund, Class I Shares
	1,372,678	—	(1,372,678)*	—	—	543,853	(10,772,086)	—	—
Columbia Select Large-Cap Value Fund, Institutional 3 Class
	—	1,364,075*	(112,436)	1,251,639	1,245,136	1,546,753	14,561,617	406,133	35,959,604
Columbia Short-Term Cash Fund, 1.475%
	93,238,902	86,934,012	(69,090,012)	111,082,902	—	(1,277)	1,512	1,046,410	111,082,902
Columbia Total Return Bond Fund, Class I Shares
	21,679,684	371,659	(22,051,343)*	—	—	(17,203)	7,377,080	745,774	—
Columbia Total Return Bond Fund, Institutional 3 Class
	—	22,691,185*	(599,956)	22,091,229	—	(25,698)	(7,712,791)	4,790,660	197,937,412
Columbia U.S. Government Mortgage Fund, Class I Shares
	12,503,810	232,003	(12,735,813)*	—	—	(56,605)	1,892,807	246,705	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	13,082,747*	(316,777)	12,765,970	—	(36,004)	(2,162,795)	1,817,869	68,170,277
Columbia U.S. Treasury Index Fund, Class I Shares
	4,273,125	4,818	(4,277,943)*	—	—	—	482,808	99,384	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	4,410,708*	(165,590)	4,245,118	—	(6,342)	(934,037)	623,261	46,441,594
Total					37,875,052	28,302,044	114,994,551	32,555,007	1,607,680,968

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	55

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	105,616,148	—	—	—	105,616,148
Common Stocks
Consumer Discretionary	3,282,454	1,123,896	—	—	4,406,350
Consumer Staples	849,566	929,228	—	—	1,778,794
Energy	954,798	867,270	—	—	1,822,068
Financials	4,828,982	2,407,782	—	—	7,236,764
Health Care	3,987,662	902,342	—	—	4,890,004
Industrials	3,712,155	1,411,036	—	—	5,123,191
Information Technology	4,382,058	1,229,448	—	—	5,611,506
Materials	1,375,084	884,351	—	—	2,259,435
Real Estate	1,537,755	342,667	—	—	1,880,422
Telecommunication Services	162,022	423,404	—	—	585,426
Utilities	783,512	303,591	—	—	1,087,103
Total Common Stocks	25,856,048	10,825,015	—	—	36,681,063
Equity Funds	732,010,126	—	—	—	732,010,126
Fixed-Income Funds	658,971,792	—	—	—	658,971,792
Rights
Industrials	—	665	—	—	665
Money Market Funds	—	—	—	111,082,902	111,082,902
Total Investments	1,522,454,114	10,825,680	—	111,082,902	1,644,362,696
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	26,134	—	—	26,134
Futures Contracts	8,299,882	—	—	—	8,299,882
Swap Contracts	—	222,710	—	—	222,710
Liability
Forward Foreign Currency Exchange Contracts	—	(17,554)	—	—	(17,554)
Futures Contracts	(1,361,078)	—	—	—	(1,361,078)
Swap Contracts	—	(54,902)	—	—	(54,902)
Total	1,529,392,918	11,002,068	—	111,082,902	1,651,477,888
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	57

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2018
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 6.3%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class(a),(b)	1,079,795	11,046,301
Columbia Alternative Beta Fund, Institutional 3 Class(a)	468,857	4,411,947
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	9,257,066	54,338,980
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	2,571,926	25,024,841
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	5,179,971	51,488,908
Total Alternative Strategies Funds (Cost $145,277,719)		146,310,977

Common Stocks 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 0.2%
Auto Components —%
Dana, Inc.	2,950	97,321
Dorman Products, Inc.(b)	2,400	181,056
Magna International, Inc.	2,578	147,260
Total		425,637
Automobiles —%
Fiat Chrysler Automobiles NV(b)	812	19,620
Peugeot SA	5,933	133,253
Subaru Corp.	3,400	113,249
Suzuki Motor Corp.	2,600	149,331
Winnebago Industries, Inc.	300	13,635
Total		429,088
Diversified Consumer Services —%
Adtalem Global Education, Inc.(b)	4,200	193,200
Sotheby’s (b)	2,500	131,900
Weight Watchers International, Inc.(b)	2,250	144,652
Total		469,752
Hotels, Restaurants & Leisure —%
Bloomin’ Brands, Inc.	3,400	74,902
Brinker International, Inc.	800	29,072
Compass Group PLC	942	19,828
Cracker Barrel Old Country Store, Inc.	885	156,185
Dave & Buster’s Entertainment, Inc.(b)	525	24,675
Common Stocks (continued)
Issuer	Shares	Value ($)
Ruth’s Hospitality Group, Inc.	7,005	166,019
Sonic Corp.	3,650	94,316
Total		564,997
Household Durables 0.1%
Electrolux AB, Class B	2,249	79,401
La-Z-Boy, Inc.	5,125	154,519
MDC Holdings, Inc.	1,232	41,531
Persimmon PLC	2,239	79,539
Taylor Wimpey PLC	43,522	117,781
Zagg, Inc.(b)	8,100	135,270
Total		608,041
Internet & Direct Marketing Retail —%
Nutrisystem, Inc.	600	25,950
PetMed Express, Inc.	3,400	153,680
Total		179,630
Leisure Products —%
Sturm Ruger & Co., Inc.	1,850	97,958
Media —%
Entravision Communications Corp., Class A	19,300	134,135
Gannett Co., Inc.	14,700	173,460
Gray Television, Inc.(b)	4,400	71,940
New York Times Co. (The), Class A	2,820	65,565
Total		445,100
Multiline Retail —%
Next PLC	996	72,010
Specialty Retail 0.1%
Buckle, Inc. (The)	1,500	30,075
Finish Line, Inc., Class A (The)	10,900	123,497
Hibbett Sports, Inc.(b)	4,600	103,960
Restoration Hardware Holdings, Inc.(b)	1,800	169,182
Sleep Number Corp.(b)	4,600	173,144
Tailored Brands, Inc.	1,400	33,866
Tilly’s, Inc.	2,900	43,268
Total		676,992

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	59

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods —%
Deckers Outdoor Corp.(b)	2,340	200,561
Movado Group, Inc.	5,125	156,825
Total		357,386
Total Consumer Discretionary		4,326,591
Consumer Staples 0.1%
Beverages —%
Boston Beer Co., Inc. (The), Class A(b)	650	123,402
Food & Staples Retailing —%
BIM Birlesik Magazalar AS	761	15,224
Distribuidora Internacional de Alimentacion SA	5,940	31,719
George Weston Ltd.	100	8,758
Ingles Markets, Inc., Class A	1,300	43,680
Jeronimo Martins SGPS SA	4,205	89,561
Loblaw Companies Ltd.	300	16,251
SUPERVALU, Inc.(b)	2,954	46,791
United Natural Foods, Inc.(b)	2,000	95,200
Wal-Mart de Mexico SAB de CV, Class V	31,974	79,988
Wm Morrison Supermarkets PLC	9,922	31,275
Woolworths Group Ltd.	605	13,140
Total		471,587
Food Products 0.1%
China Milk Products Group Ltd.(b),(c),(d),(e)	322,000	0
Dean Foods Co.	2,280	23,644
John B. Sanfilippo & Son, Inc.	2,000	125,240
Sanderson Farms, Inc.	1,335	169,411
Uni-President Enterprises Corp.	9,000	21,604
WH Group Ltd.	133,000	164,442
Total		504,341
Household Products —%
Central Garden & Pet Co., Class A(b)	2,200	82,984
Personal Products —%
Unilever NV-CVA	689	39,906
Usana Health Sciences, Inc.(b)	1,145	85,474
Total		125,380
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco —%
Imperial Brands PLC	2,687	110,582
Swedish Match AB	3,220	130,436
Total		241,018
Total Consumer Staples		1,548,712
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	12,200	113,460
Exterran Corp.(b)	5,200	150,176
McDermott International, Inc.(b)	16,000	140,480
Rowan Companies PLC, Class A(b)	11,500	169,280
Total		573,396
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	92,000	79,526
China Shenhua Energy Co., Ltd., Class H	49,000	152,255
CVR Energy, Inc.	1,500	53,685
Lukoil PJSC	72	4,775
MOL Hungarian Oil & Gas PLC	7,300	89,179
OMV AG	1,455	93,683
Par Pacific Holdings, Inc.(b)	1,900	34,637
Peabody Energy Corp.(b)	1,600	64,656
Polski Koncern Naftowy Orlen SA	1,107	35,903
PTT PCL, Foreign Registered Shares	9,500	149,156
REX American Resources Corp.(b)	1,607	131,212
Ultra Petroleum Corp.(b)	18,800	131,224
W&T Offshore, Inc.(b)	16,100	77,924
Total		1,097,815
Total Energy		1,671,211
Financials 0.3%
Banks 0.2%
Agricultural Bank of China Ltd., Class H	256,000	156,631
BancFirst Corp.	400	22,300
Bancorp, Inc. (The)(b)	2,000	21,140
BancorpSouth Bank	900	30,195
Bank Hapoalim BM	1,046	7,831
Bank of China Ltd., Class H	106,000	63,529
Bank of Nova Scotia (The)	2,049	136,134
Banner Corp.	875	47,548

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cathay General Bancorp	4,300	188,082
Central Pacific Financial Corp.	1,940	57,366
China Construction Bank Corp., Class H	19,000	21,813
CoBiz Financial, Inc.	1,000	20,060
CTBC Financial Holding Co., Ltd.	63,000	46,035
Customers Bancorp, Inc.(b)	4,740	145,281
Dubai Islamic Bank PJSC	41,396	68,675
Enterprise Financial Services Corp.	1,125	54,731
First Citizens BancShares Inc., Class A	450	191,434
First Financial Bancorp	5,700	162,450
First Merchants Corp.	3,300	142,428
Grupo Financiero Banorte SAB de CV, Class O	21,724	139,133
Hana Financial Group, Inc.	2,943	143,412
Hancock Holding Co.	3,800	204,060
Heritage Financial Corp.	3,000	92,400
International Bancshares Corp.	3,190	132,385
Japan Post Bank Co., Ltd.	2,400	32,484
Malayan Banking Bhd	11,700	30,317
Preferred Bank/Los Angeles	2,500	161,050
S&T Bancorp, Inc.	3,800	153,368
Sandy Spring Bancorp, Inc.	1,775	67,131
Societe Generale SA	2,537	147,584
Standard Bank Group Ltd.	2,726	46,175
Triumph Bancorp, Inc.(b)	750	28,875
Turkiye Is Bankasi AS	48,236	103,365
Valley National Bancorp	14,600	183,522
WesBanco, Inc.	500	20,505
Wintrust Financial Corp.	2,385	204,871
Woori Finance Holdings Co., Ltd.	5,684	89,616
Total		3,563,916
Capital Markets —%
Arlington Asset Investment Corp., Class A	1,590	16,695
China Huarong Asset Management Co., Ltd., Class H(f)	94,000	47,425
Cohen & Steers, Inc.	2,625	107,021
Houlihan Lokey, Inc.	3,000	143,100
Total		314,241
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Green Dot Corp., Class A(b)	2,800	171,528
Nelnet, Inc., Class A	2,650	138,092
Total		309,620
Diversified Financial Services —%
EXOR NV	252	19,467
Insurance 0.1%
Allianz SE, Registered Shares	774	195,555
American Equity Investment Life Holding Co.	5,400	178,200
Assicurazioni Generali SpA	6,772	134,272
AXA SA	4,606	151,514
CNO Financial Group, Inc.	7,500	184,425
CNP Assurances	823	21,090
Health Insurance Innovations, Inc., Class A(b)	3,900	101,205
Legal & General Group PLC	13,585	52,195
Mapfre SA	26,989	95,867
Swiss Re AG	46	4,537
Third Point Reinsurance Ltd.(b)	1,100	15,675
Universal Insurance Holdings, Inc.	4,248	124,891
Total		1,259,426
Mortgage Real Estate Investment Trusts (REITS) —%
AG Mortgage Investment Trust, Inc.	2,000	34,880
ARMOUR Residential REIT, Inc.	5,100	119,391
Invesco Mortgage Capital, Inc.	8,800	142,912
Total		297,183
Thrifts & Mortgage Finance —%
Essent Group Ltd.(b)	4,500	209,340
Federal Agricultural Mortgage Corp.	2,000	160,500
Flagstar Bancorp, Inc.(b)	4,250	158,312
MGIC Investment Corp.(b)	14,990	222,152
Radian Group, Inc.	2,500	55,175
Walker & Dunlop, Inc.(b)	3,140	145,853
Washington Federal, Inc.	4,450	159,755
Total		1,111,087
Total Financials		6,874,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	61

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.2%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	8,007	113,299
Atara Biotherapeutics, Inc.(b)	3,000	113,400
bluebird bio, Inc.(b)	680	139,332
Blueprint Medicines Corp.(b)	950	74,718
Clovis Oncology, Inc.(b)	850	51,425
Coherus Biosciences, Inc.(b)	1,495	15,100
Dynavax Technologies Corp.(b)	3,495	56,270
Eagle Pharmaceuticals, Inc.(b)	300	17,931
Global Blood Therapeutics, Inc.(b)	750	43,425
Immunomedics, Inc.(b)	5,700	95,019
Insmed, Inc.(b)	3,029	77,058
Jounce Therapeutics, Inc.(b)	3,195	77,255
Keryx Biopharmaceuticals, Inc.(b)	8,975	41,554
Loxo Oncology, Inc.(b)	875	88,786
NewLink Genetics Corp.(b)	6,200	51,150
Nightstar Therapeutics PLC, ADR(b)	3,263	46,432
OncoMed Pharmaceuticals, Inc.(b)	9,100	22,750
Ovid Therapeutics, Inc.(b)	6,327	53,780
Puma Biotechnology, Inc.(b)	1,415	94,593
Sage Therapeutics, Inc.(b)	780	148,044
Shire PLC	454	21,449
Spark Therapeutics, Inc.(b)	1,506	84,411
TESARO, Inc.(b)	1,585	106,924
Total		1,634,105
Health Care Equipment & Supplies —%
Analogic Corp.	1,970	163,313
Angiodynamics, Inc.(b)	6,100	106,201
CONMED Corp.	400	23,112
Haemonetics Corp.(b)	2,600	168,090
Integer Holdings Corp.(b)	3,200	160,480
Lantheus Holdings, Inc.(b)	7,112	163,576
Masimo Corp.(b)	2,075	195,548
Total		980,320
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services —%
Diplomat Pharmacy, Inc.(b)	6,950	187,580
Kindred Healthcare, Inc.	3,200	29,440
Molina Healthcare, Inc.(b)	2,381	217,528
Providence Service Corp. (The)(b)	2,600	167,258
Tivity Health, Inc.(b)	4,300	166,625
Triple-S Management Corp., Class B(b)	5,770	132,595
Total		901,026
Life Sciences Tools & Services —%
Pra Health Sciences, Inc.(b)	2,341	213,172
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	1,565	85,840
Bayer AG, Registered Shares	359	46,987
Corcept Therapeutics, Inc.(b)	7,950	182,969
GlaxoSmithKline PLC	8,341	156,374
Lannett Co., Inc.(b)	6,550	133,293
Novo Nordisk A/S, Class B	1,565	87,042
Odonate Therapeutics, Inc.(b)	2,700	56,106
Pacira Pharmaceuticals, Inc.(b)	1,950	70,980
Phibro Animal Health Corp., Class A	3,600	122,580
Roche Holding AG, Genusschein Shares	753	185,631
Sanofi	1,492	131,742
Supernus Pharmaceuticals, Inc.(b)	1,720	67,166
Total		1,326,710
Total Health Care		5,055,333
Industrials 0.2%
Aerospace & Defense —%
Curtiss-Wright Corp.	1,880	245,641
Moog, Inc., Class A(b)	280	25,217
Total		270,858
Air Freight & Logistics —%
Forward Air Corp.	1,275	77,405
Airlines —%
Deutsche Lufthansa AG, Registered Shares	4,167	148,687
International Consolidated Airlines Group SA	3,268	29,700
Qantas Airways Ltd.	17,611	74,634
Total		253,021

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products —%
Caesarstone Ltd.(b)	5,000	106,000
Continental Building Product(b)	6,215	176,817
Total		282,817
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	11,400	135,090
Brady Corp., Class A	1,025	39,206
Essendant, Inc.	10,700	96,835
MSA Safety, Inc.	2,100	164,451
SP Plus Corp.(b)	3,600	138,780
Total		574,362
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	885	35,446
Comfort Systems U.S.A., Inc.	1,300	55,380
EMCOR Group, Inc.	2,600	211,328
Kajima Corp.	12,000	119,137
KBR, Inc.	4,200	85,428
Obayashi Corp.	10,600	127,980
Primoris Services Corp.	5,900	153,400
Taisei Corp.	2,700	137,810
Total		925,909
Electrical Equipment —%
ABB Ltd.	2,114	58,940
Atkore International Group, Inc.(b)	6,000	140,280
Generac Holdings, Inc.(b)	3,750	183,487
Total		382,707
Industrial Conglomerates —%
CITIC Ltd.	81,000	127,480
Shanghai Industrial Holdings Ltd.	5,000	14,607
Total		142,087
Machinery 0.1%
Alamo Group, Inc.	1,400	161,042
Briggs & Stratton Corp.	2,100	50,778
EnPro Industries, Inc.	500	43,995
Global Brass & Copper Holdings, Inc.	4,600	147,890
Harsco Corp.(b)	7,200	128,880
Hillenbrand, Inc.	3,800	168,340
Kadant, Inc.	1,250	125,312
Common Stocks (continued)
Issuer	Shares	Value ($)
Mueller Industries, Inc.	1,825	60,389
RBC Bearings, Inc.(b)	710	89,460
Volvo AB B Shares	753	15,371
Wabash National Corp.	6,230	160,921
Total		1,152,378
Professional Services —%
Korn/Ferry International	1,200	53,472
RPX Corp.	11,470	161,039
TrueBlue, Inc.(b)	2,200	60,170
Total		274,681
Road & Rail —%
ArcBest Corp.	4,790	170,285
Saia, Inc.(b)	1,400	105,770
Total		276,055
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	2,780	205,025
Beacon Roofing Supply, Inc.(b)	3,000	181,500
ITOCHU Corp.	4,500	88,545
Mitsubishi Corp.	200	5,605
Total		480,675
Total Industrials		5,092,955
Information Technology 0.2%
Communications Equipment —%
CalAmp Corp.(b)	3,000	73,440
Comtech Telecommunications Corp.	6,800	147,084
Netscout Systems, Inc.(b)	6,300	179,550
Total		400,074
Electronic Equipment, Instruments & Components 0.1%
Anixter International, Inc.(b)	1,500	125,550
AU Optronics Corp.	7,000	3,329
Benchmark Electronics, Inc.(b)	5,100	147,645
ePlus, Inc.(b)	1,100	84,920
Hitachi Ltd.	20,000	159,596
KEMET Corp.(b)	4,850	98,746
Kingboard Chemical Holdings Ltd.	6,500	35,566
Methode Electronics, Inc.	1,500	61,275
Sanmina Corp.(b)	4,510	117,937
Scansource, Inc.(b)	2,425	82,935

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	63

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Data Corp.(b)	1,800	180,486
Vishay Intertechnology, Inc.	8,800	193,160
Total		1,291,145
Internet Software & Services —%
j2 Global, Inc.	2,200	175,978
Mixi, Inc.	2,400	105,975
New Relic, Inc.(b)	1,800	107,514
Stamps.com, Inc.(b)	950	193,657
Web.com Group, Inc.(b)	4,600	106,950
Total		690,074
IT Services —%
CACI International, Inc., Class A(b)	400	56,220
CSG Systems International, Inc.	1,900	85,823
EVERTEC, Inc.	2,523	39,485
MAXIMUS, Inc.	2,800	190,904
Perficient, Inc.(b)	2,000	38,740
Travelport Worldwide Ltd.	11,900	161,959
TTEC Holdings, Inc.	3,100	123,070
Total		696,201
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	14,545	146,323
Cirrus Logic, Inc.(b)	3,100	153,667
Diodes, Inc.(b)	5,385	151,803
Formfactor, Inc.(b)	9,300	133,455
Phison Electronics Corp.	8,000	81,514
Rudolph Technologies, Inc.(b)	2,700	70,740
Synaptics, Inc.(b)	3,725	161,442
Tokyo Electron Ltd.	600	113,185
Xcerra Corp.(b)	12,171	121,467
Total		1,133,596
Software —%
Aspen Technology, Inc.(b)	3,230	250,163
Check Point Software Technologies Ltd.(b)	476	49,223
Imperva, Inc.(b)	3,700	161,875
Paycom Software, Inc.(b)	550	50,402
Paylocity Holding Corp.(b)	2,100	109,809
Progress Software Corp.	4,025	200,566
Proofpoint, Inc.(b)	1,980	202,000
Common Stocks (continued)
Issuer	Shares	Value ($)
VASCO Data Security International, Inc.(b)	3,350	48,240
Verint Systems, Inc.(b)	800	33,400
Total		1,105,678
Technology Hardware, Storage & Peripherals —%
Compal Electronics, Inc.	48,000	35,733
Pegatron Corp.	44,000	119,043
Samsung Electronics Co., Ltd.	86	201,010
Total		355,786
Total Information Technology		5,672,554
Materials 0.1%
Chemicals 0.1%
Covestro AG	144	16,552
Ferro Corp.(b)	700	16,464
Innospec, Inc.	2,205	158,319
Kronos Worldwide, Inc.	5,400	148,230
Mitsubishi Chemical Holdings Corp.	8,000	87,250
Quaker Chemical Corp.	300	46,170
Sinopec Shanghai Petrochemical Co., Ltd.	170,000	103,797
Trinseo SA	2,570	211,896
Total		788,678
Containers & Packaging —%
Greif, Inc., Class A	1,975	116,762
Metals & Mining —%
Fortescue Metals Group Ltd.	30,831	122,437
Materion Corp.	3,205	159,288
Rio Tinto PLC	2,508	139,662
Teck Resources Ltd., Class B	3,100	90,026
Warrior Met Coal, Inc.	5,600	156,632
Total		668,045
Paper & Forest Products —%
Boise Cascade Co.	3,900	173,355
Louisiana-Pacific Corp.(b)	6,800	201,348
UPM-Kymmene OYJ	4,351	146,610
Total		521,313
Total Materials		2,094,798

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
CareTrust REIT, Inc.	2,600	41,314
CorEnergy Infrastructure Trust, Inc.	4,043	154,968
DiamondRock Hospitality Co.	10,100	118,776
Four Corners Property Trust, Inc.	1,100	25,960
Getty Realty Corp.	600	15,744
Growthpoint Properties Ltd.	4,352	10,198
Lexington Realty Trust	8,500	76,670
National Health Investors, Inc.	2,400	169,272
Pebblebrook Hotel Trust	4,500	175,500
Potlatch Corp.	1,000	52,900
Preferred Apartment Communities, Inc., Class A	2,400	40,008
PS Business Parks, Inc.	1,296	158,255
Ryman Hospitality Properties, Inc.	2,300	176,065
Stockland	3,300	11,256
Summit Hotel Properties, Inc.	8,600	133,214
Sunstone Hotel Investors, Inc.	3,500	58,975
Tier REIT, Inc.	3,700	71,817
Xenia Hotels & Resorts, Inc.	7,700	170,940
Total		1,661,832
Real Estate Management & Development —%
Aldar Properties PJSC	40,900	25,500
CK Asset Holdings Ltd.	9,500	90,398
HFF, Inc., Class A	1,250	61,513
Kerry Properties Ltd.	2,000	9,562
Shimao Property Holdings Ltd.	22,500	66,766
Sun Hung Kai Properties Ltd.	1,000	17,289
Wheelock & Co., Ltd.	1,336	10,448
Total		281,476
Total Real Estate		1,943,308
Telecommunication Services —%
Diversified Telecommunication Services —%
ATN International, Inc.	200	11,872
Nippon Telegraph & Telephone Corp.	2,700	129,289
Orange SA	452	8,162
Telefonica SA	1,808	18,526
Common Stocks (continued)
Issuer	Shares	Value ($)
Telenor ASA	5,191	121,545
Telstra Corp., Ltd.	5,677	16,784
Total		306,178
Wireless Telecommunication Services —%
Boingo Wireless, Inc.(b)	6,200	150,350
Mobile Telesystems PJSC, ADR	824	10,003
Total		160,353
Total Telecommunication Services		466,531
Utilities —%
Electric Utilities —%
Allete, Inc.	1,500	108,660
El Paso Electric Co.	1,200	62,640
Enel SpA	19,738	125,224
IDACORP, Inc.	300	25,884
Inter RAO UES PJSC(b)	1,053,000	70,995
PNM Resources, Inc.	400	15,240
Portland General Electric Co.	3,820	161,777
Scottish & Southern Energy PLC	423	7,835
Transmissora Alianca de Energia Eletrica SA	2,400	15,179
Total		593,434
Gas Utilities —%
Chesapeake Utilities Corp.	1,675	123,113
Southwest Gas Corp.	1,400	103,012
Total		226,125
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	2,150	150,672
Multi-Utilities —%
Engie SA	440	7,637
Water Utilities —%
SJW Corp.	1,485	88,862
Total Utilities		1,066,730
Total Common Stocks (Cost $30,835,588)		35,813,663

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	65

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Equity Funds 56.3%
	Shares	Value ($)
International 16.6%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	9,628,851	73,468,133
Columbia Emerging Markets Fund, Institutional 3 Class(a)	8,152,466	121,064,124
Columbia Overseas Value Fund, Institutional 3 Class(a)	10,009,973	108,708,305
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	6,715,411	80,987,855
Total		384,228,417
U.S. Large Cap 38.4%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	5,115,562	141,752,217
Columbia Disciplined Core Fund, Institutional 3 Class(a)	11,023,846	139,892,610
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	9,636,834	97,042,918
Columbia Disciplined Value Fund, Institutional 3 Class(a)	16,530,865	185,806,923
Columbia Large Cap Growth Fund, Institutional 3 Class(a)	1,580,124	70,252,288
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	6,949,940	104,874,598
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	4,369,718	81,801,121
Columbia Select Large-Cap Value Fund, Institutional 3 Class(a)	2,413,643	69,343,960
Total		890,766,635
U.S. Small Cap 1.3%
Columbia Disciplined Small Core Fund, Institutional 3 Class(a)	1,244,035	11,158,995
Columbia Select Smaller-Cap Value Fund, Institutional 3 Class(a)	303,390	6,789,861
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(b)	535,718	10,966,151
Total		28,915,007
Total Equity Funds (Cost $989,348,259)		1,303,910,059

Fixed-Income Funds 22.6%

Emerging Markets 1.2%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	2,266,469	27,061,640
Fixed-Income Funds (continued)
	Shares	Value ($)
High Yield 7.0%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	20,909,613	61,683,358
Columbia Income Opportunities Fund, Institutional 3 Class(a)	10,112,626	100,317,254
Total		162,000,612
Inflation Protected Securities 0.4%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a)	1,117,062	10,600,917
Investment Grade 14.0%
Columbia Corporate Income Fund, Institutional 3 Class(a)	16,435,982	167,811,369
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	1,996,078	19,501,683
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	22,731,787	121,387,742
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	1,462,553	16,000,331
Total		324,701,125
Total Fixed-Income Funds (Cost $525,584,905)		524,364,294

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA(b)	885	464
Total Industrials		464
Total Rights (Cost $486)		464

Money Market Funds 12.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(g)	293,866,699	293,866,699
Total Money Market Funds (Cost $293,863,336)		293,866,699
Total Investments (Cost: $1,984,910,293)		2,304,266,156
Other Assets & Liabilities, Net		13,431,944
Net Assets		2,317,698,100

At January 31, 2018, securities and/or cash totaling $13,941,065 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
957,000 CNY	148,227 USD	JPMorgan	03/14/2018	—	(3,325)
20,716,000 HUF	82,181 USD	JPMorgan	03/14/2018	—	(884)
113,000 ILS	32,926 USD	JPMorgan	03/14/2018	—	(176)
131,870,000 KRW	123,778 USD	JPMorgan	03/14/2018	390	—
2,020,000 MXN	106,943 USD	JPMorgan	03/14/2018	—	(909)
647,000 NOK	82,366 USD	JPMorgan	03/14/2018	—	(1,663)
527,000 SEK	65,789 USD	JPMorgan	03/14/2018	—	(1,265)
2,887,000 THB	90,396 USD	JPMorgan	03/14/2018	—	(1,864)
160,000 TRY	41,230 USD	JPMorgan	03/14/2018	—	(878)
2,182,000 TWD	74,036 USD	JPMorgan	03/14/2018	—	(1,038)
140,618 USD	176,000 AUD	JPMorgan	03/14/2018	1,182	—
123,754 USD	401,000 BRL	JPMorgan	03/14/2018	1,598	—
123,977 USD	154,000 CAD	JPMorgan	03/14/2018	1,283	—
156,348 USD	150,000 CHF	JPMorgan	03/14/2018	5,295	—
156,796 USD	113,000 GBP	JPMorgan	03/14/2018	3,884	—
41,170 USD	550,194,000 IDR	JPMorgan	03/14/2018	—	(67)
172,792 USD	11,096,000 INR	JPMorgan	03/14/2018	692	—
33,282 USD	44,000 SGD	JPMorgan	03/14/2018	287	—
90,496 USD	1,121,000 ZAR	JPMorgan	03/14/2018	3,586	—
Total				18,197	(12,069)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	221	03/2018	USD	23,707,775	1,417,933	—
MSCI Emerging Markets Index	627	03/2018	USD	39,432,030	1,199,295	—
Russell 2000 E-mini	419	03/2018	USD	33,017,200	1,084,186	—
S&P 500 E-mini	1,352	03/2018	USD	191,024,080	13,168,507	—
TOPIX Index	22	03/2018	JPY	404,690,000	114,377	—
U.S. Long Bond	282	03/2018	USD	42,610,640	—	(1,333,320)
U.S. Treasury 10-Year Note	12	03/2018	USD	1,469,373	—	(34,243)
U.S. Treasury 5-Year Note	499	03/2018	USD	57,477,021	—	(932,749)
Total					16,984,298	(2,300,312)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(112)	03/2018	GBP	(8,363,040)	—	(87,352)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	12,500,000	(74,192)	—	—	—	(74,192)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	67

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.011	USD	46,000,000	356,662	—	—	356,662	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares
	1,144,206	22,453	(1,166,659)*	—	—	58,453	(947,606)	—	—
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	—	1,118,056*	(38,261)	1,079,795	—	18,930	1,356	—	11,046,301
Columbia Alternative Beta Fund, Class I Shares
	458,101	—	(458,101)*	—	—	—	389,274	—	—
Columbia Alternative Beta Fund, Institutional 3 Class
	—	468,857*	—	468,857	—	—	(253,934)	103,305	4,411,947
Columbia Commodity Strategy Fund, Class I Shares
	6,297,489	3,655,781	(9,953,270)*	—	—	(211)	596,222	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	9,951,908*	(694,842)	9,257,066	—	(202,592)	1,546,282	84,681	54,338,980
Columbia Contrarian Core Fund, Class I Shares
	5,538,551	23,077	(5,561,628)*	—	—	1,668,309	(18,933,080)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	5,591,978*	(476,416)	5,115,562	6,326,613	5,268,776	35,442,774	1,404,048	141,752,217
Columbia Contrarian Europe Fund, Class I Shares
	11,039,188	—	(11,039,188)*	—	—	—	8,928,380	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	11,519,684*	(1,890,833)	9,628,851	—	1,913,472	6,626,586	1,314,462	73,468,133
Columbia Corporate Income Fund, Class I Shares
	16,421,977	400,095	(16,822,072)*	—	—	34,293	810,120	687,244	—
Columbia Corporate Income Fund, Institutional 3 Class
	—	17,130,307*	(694,325)	16,435,982	—	262,144	2,065,325	4,107,020	167,811,369
Columbia Disciplined Core Fund, Class I Shares
	12,173,141	43,997	(12,217,138)*	—	—	3,090,684	(47,557,324)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class
	—	12,288,742*	(1,264,896)	11,023,846	5,919,802	7,276,680	63,743,315	2,363,390	139,892,610
Columbia Disciplined Growth Fund, Class I Shares
	10,209,743	31,675	(10,241,418)*	—	—	314,029	3,346,418	—	—
Columbia Disciplined Growth Fund, Institutional 3 Class
	—	10,929,308*	(1,292,474)	9,636,834	10,628,915	2,328,085	9,521,073	578,271	97,042,918
Columbia Disciplined Small Core Fund, Class I Shares
	1,093,755	14,513	(1,108,268)*	—	—	(25,206)	4,060,914	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Small Core Fund, Institutional 3 Class
	—	1,292,046*	(48,011)	1,244,035	1,753,405	(346,095)	(4,430,399)	60,297	11,158,995
Columbia Disciplined Value Fund, Class I Shares
	17,188,273	60,161	(17,248,434)*	—	—	634,667	(11,052,007)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	17,799,391*	(1,268,526)	16,530,865	8,993,667	2,658,231	32,452,039	4,002,346	185,806,923
Columbia Diversified Absolute Return Fund, Class I Shares
	2,730,823	44,508	(2,775,331)*	—	—	(44,356)	1,404,586	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	—	2,688,370*	(116,444)	2,571,926	—	(46,278)	(604,703)	—	25,024,841
Columbia Emerging Markets Bond Fund, Class I Shares
	2,339,511	47,896	(2,387,407)*	—	—	15,605	(87,711)	166,054	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	—	2,377,327*	(110,858)	2,266,469	—	61,773	1,385,120	1,355,509	27,061,640
Columbia Emerging Markets Fund, Class I Shares
	10,936,948	—	(10,936,948)*	—	—	279,400	(5,948,571)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	10,113,238*	(1,960,772)	8,152,466	—	5,007,307	44,119,009	534,157	121,064,124
Columbia High Yield Bond Fund, Class I Shares
	20,742,021	225,198	(20,967,219)*	—	—	72,785	759,947	448,270	—
Columbia High Yield Bond Fund, Institutional 3 Class
	—	21,604,764*	(695,151)	20,909,613	—	35,039	(434,721)	2,638,665	61,683,358
Columbia Income Opportunities Fund, Class I Shares
	10,242,330	151,682	(10,394,012)*	—	—	164,132	(384,978)	728,867	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	10,555,204*	(442,578)	10,112,626	—	166,889	587,280	4,108,657	100,317,254
Columbia Inflation Protected Securities Fund, Class I Shares
	1,097,533	22,742	(1,120,275)*	—	—	117	(277,312)	—	—
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	1,143,929*	(26,867)	1,117,062	—	32,925	248,346	277,429	10,600,917
Columbia Large Cap Growth Fund, Class I Shares
	1,775,975	13,798	(1,789,773)*	—	—	1,189,591	(14,841,915)	—	—
Columbia Large Cap Growth Fund, Institutional 3 Class
	—	1,805,434*	(225,310)	1,580,124	3,818,410	4,200,524	23,970,548	165,555	70,252,288
Columbia Mortgage Opportunities Fund, Class I Shares
	1,906,382	41,624	(1,948,006)*	—	—	(993)	242,471	117,447	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	—	2,078,096*	(82,018)	1,996,078	639,054	(2,258)	(378,206)	692,584	19,501,683
Columbia Multi-Asset Income Fund, Class I Shares
	4,910,534	42,429	(4,952,963)*	—	—	—	1,358,358	411,744	—
Columbia Multi-Asset Income Fund, Institutional 3 Class
	—	5,179,971*	—	5,179,971	—	—	344,258	2,135,210	51,488,908
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	69

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Overseas Value Fund, Class I Shares
	11,780,932	77,649	(11,858,581)*	—	—	(134,590)	4,070,287	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	11,832,660*	(1,822,687)	10,009,973	1,762,162	1,597,726	20,614,570	1,914,230	108,708,305
Columbia Pacific/Asia Fund, Class I Shares
	7,855,521	99,589	(7,955,110)*	—	—	899,900	(10,414,398)	—	—
Columbia Pacific/Asia Fund, Institutional 3 Class
	—	8,231,074*	(1,515,663)	6,715,411	5,699,022	5,308,235	24,140,928	827,162	80,987,855
Columbia Select Large Cap Equity Fund, Class I Shares
	7,525,844	22,942	(7,548,786)*	—	—	180,324	(3,089,042)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	7,682,330*	(732,390)	6,949,940	4,816,988	1,191,926	21,341,864	902,113	104,874,598
Columbia Select Large Cap Growth Fund, Class I Shares
	4,948,254	19,591	(4,967,845)*	—	—	449,835	(2,042,107)	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	—	5,083,381*	(713,663)	4,369,718	7,969,366	2,736,038	14,723,500	—	81,801,121
Columbia Select Large-Cap Value Fund, Class I Shares
	2,665,211	20,745	(2,685,956)*	—	—	1,269,767	(15,308,952)	—	—
Columbia Select Large-Cap Value Fund, Institutional 3 Class
	—	2,644,300*	(230,657)	2,413,643	2,406,034	2,928,738	22,478,025	784,789	69,343,960
Columbia Select Smaller-Cap Value Fund, Class I Shares
	302,708	3,815	(306,523)*	—	—	13,020	113,607	—	—
Columbia Select Smaller-Cap Value Fund, Institutional 3 Class
	—	328,609*	(25,219)	303,390	666,945	142,133	77,883	—	6,789,861
Columbia Short-Term Cash Fund, 1.475%
	250,600,424	174,164,825	(130,898,550)	293,866,699	—	(2,046)	3,543	2,822,592	293,866,699
Columbia Small Cap Growth Fund I, Class I Shares
	570,788	25,428	(596,216)*	—	—	(799,727)	3,152,582	—	—
Columbia Small Cap Growth Fund I, Institutional 3 Class
	—	614,483*	(78,765)	535,718	1,469,594	(852,285)	(259,916)	—	10,966,151
Columbia U.S. Government Mortgage Fund, Class I Shares
	22,484,505	752,493	(23,236,998)*	—	—	(18,267)	3,737,800	448,111	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	23,841,135*	(1,109,348)	22,731,787	—	(69,140)	(4,222,831)	3,294,835	121,387,742
Columbia U.S. Treasury Index Fund, Class I Shares
	1,573,968	61,583	(1,635,551)*	—	—	(71,000)	485,225	36,663	—
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	—	1,563,554*	(101,001)	1,462,553	—	(68,333)	(499,905)	219,466	16,000,331
Total					62,869,977	50,787,105	216,920,197	39,735,131	2,268,452,029

*	Includes the effect of underlying share class exchange.

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2018, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(d)	Negligible market value.
(e)	Valuation based on significant unobservable inputs.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2018, the value of these securities amounted to $47,425, which represents less than 0.01% of net assets.
(g)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	71

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	146,310,977	—	—	—	146,310,977
Common Stocks
Consumer Discretionary	3,542,579	784,012	—	—	4,326,591
Consumer Staples	900,823	647,889	0*	—	1,548,712
Energy	1,066,734	604,477	—	—	1,671,211
Financials	5,195,551	1,679,389	—	—	6,874,940
Health Care	4,426,108	629,225	—	—	5,055,333
Industrials	4,109,013	983,942	—	—	5,092,955
Information Technology	4,817,603	854,951	—	—	5,672,554
Materials	1,478,490	616,308	—	—	2,094,798
Real Estate	1,701,891	241,417	—	—	1,943,308
Telecommunication Services	172,225	294,306	—	—	466,531
Utilities	855,039	211,691	—	—	1,066,730
Total Common Stocks	28,266,056	7,547,607	0*	—	35,813,663
Equity Funds	1,303,910,059	—	—	—	1,303,910,059
Fixed-Income Funds	524,364,294	—	—	—	524,364,294
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2018
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Rights
Industrials	—	464	—	—	464
Money Market Funds	—	—	—	293,866,699	293,866,699
Total Investments	2,002,851,386	7,548,071	0*	293,866,699	2,304,266,156
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	18,197	—	—	18,197
Futures Contracts	16,984,298	—	—	—	16,984,298
Swap Contracts	—	356,662	—	—	356,662
Liability
Forward Foreign Currency Exchange Contracts	—	(12,069)	—	—	(12,069)
Futures Contracts	(2,387,664)	—	—	—	(2,387,664)
Swap Contracts	—	(74,192)	—	—	(74,192)
Total	2,017,448,020	7,836,669	0*	293,866,699	2,319,151,388

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	73

Portfolio of Investments
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 6.5%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class(a),(b)	200,397	2,050,061
Columbia Alternative Beta Fund, Institutional 3 Class(a)	468,857	4,411,947
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,894,485	22,860,626
Columbia Diversified Absolute Return Fund, Institutional 3 Class(a),(b)	748,403	7,281,955
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	1,493,485	14,845,243
Total Alternative Strategies Funds (Cost $51,004,367)		51,449,832

Common Stocks 2.8%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components 0.1%
Dana, Inc.	1,300	42,887
Dorman Products, Inc.(b)	1,100	82,984
Magna International, Inc.	3,103	177,249
Total		303,120
Automobiles 0.1%
Fiat Chrysler Automobiles NV(b)	963	23,269
Peugeot SA	7,035	158,003
Subaru Corp.	4,000	133,234
Suzuki Motor Corp.	3,100	178,049
Winnebago Industries, Inc.	100	4,545
Total		497,100
Diversified Consumer Services —%
Adtalem Global Education, Inc.(b)	1,900	87,400
Sotheby’s (b)	1,100	58,036
Weight Watchers International, Inc.(b)	1,000	64,290
Total		209,726
Hotels, Restaurants & Leisure —%
Bloomin’ Brands, Inc.	1,525	33,596
Brinker International, Inc.	400	14,536
Compass Group PLC	1,116	23,491
Cracker Barrel Old Country Store, Inc.	385	67,945
Dave & Buster’s Entertainment, Inc.(b)	240	11,280
Common Stocks (continued)
Issuer	Shares	Value ($)
Ruth’s Hospitality Group, Inc.	3,096	73,375
Sonic Corp.	1,625	41,990
Total		266,213
Household Durables 0.1%
Electrolux AB, Class B	2,665	94,088
La-Z-Boy, Inc.	2,275	68,591
MDC Holdings, Inc.	504	16,990
Persimmon PLC	2,655	94,318
Taylor Wimpey PLC	51,579	139,585
Zagg, Inc.(b)	3,600	60,120
Total		473,692
Internet & Direct Marketing Retail —%
Nutrisystem, Inc.	300	12,975
PetMed Express, Inc.	1,500	67,800
Total		80,775
Leisure Products —%
Sturm Ruger & Co., Inc.	830	43,949
Media —%
Entravision Communications Corp., Class A	8,600	59,770
Gannett Co., Inc.	6,550	77,290
Gray Television, Inc.(b)	1,950	31,882
New York Times Co. (The), Class A	1,295	30,109
Total		199,051
Multiline Retail —%
Next PLC	1,180	85,313
Specialty Retail —%
Buckle, Inc. (The)	700	14,035
Finish Line, Inc., Class A (The)	4,800	54,384
Hibbett Sports, Inc.(b)	2,100	47,460
Restoration Hardware Holdings, Inc.(b)	800	75,192
Sleep Number Corp.(b)	2,000	75,280
Tailored Brands, Inc.	600	14,514
Tilly’s, Inc.	1,300	19,396
Total		300,261

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods —%
Deckers Outdoor Corp.(b)	1,040	89,138
Movado Group, Inc.	2,265	69,309
Total		158,447
Total Consumer Discretionary		2,617,647
Consumer Staples 0.2%
Beverages —%
Boston Beer Co., Inc. (The), Class A(b)	275	52,209
Food & Staples Retailing 0.1%
BIM Birlesik Magazalar AS	902	18,044
Distribuidora Internacional de Alimentacion SA	7,037	37,577
George Weston Ltd.	100	8,758
Ingles Markets, Inc., Class A	600	20,160
Jeronimo Martins SGPS SA	4,982	106,111
Loblaw Companies Ltd.	400	21,668
SUPERVALU, Inc.(b)	1,304	20,655
United Natural Foods, Inc.(b)	900	42,840
Wal-Mart de Mexico SAB de CV, Class V	37,885	94,775
Wm Morrison Supermarkets PLC	11,752	37,043
Woolworths Group Ltd.	717	15,572
Total		423,203
Food Products 0.1%
Dean Foods Co.	983	10,194
John B. Sanfilippo & Son, Inc.	900	56,358
Sanderson Farms, Inc.	570	72,333
Uni-President Enterprises Corp.	11,000	26,405
WH Group Ltd.	157,500	194,734
Total		360,024
Household Products —%
Central Garden & Pet Co., Class A(b)	1,000	37,720
Personal Products —%
Unilever NV-CVA	817	47,319
Usana Health Sciences, Inc.(b)	560	41,804
Total		89,123
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco —%
Imperial Brands PLC	3,184	131,035
Swedish Match AB	3,815	154,539
Total		285,574
Total Consumer Staples		1,247,853
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	5,400	50,220
Exterran Corp.(b)	2,300	66,424
McDermott International, Inc.(b)	7,100	62,338
Rowan Companies PLC, Class A(b)	5,100	75,072
Total		254,054
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	108,000	93,357
China Shenhua Energy Co., Ltd., Class H	58,000	180,221
CVR Energy, Inc.	700	25,053
Lukoil PJSC	85	5,637
MOL Hungarian Oil & Gas PLC	8,648	105,646
OMV AG	1,724	111,003
Par Pacific Holdings, Inc.(b)	850	15,495
Peabody Energy Corp.(b)	700	28,287
Polski Koncern Naftowy Orlen SA	1,312	42,552
PTT PCL, Foreign Registered Shares	11,300	177,417
REX American Resources Corp.(b)	674	55,032
Ultra Petroleum Corp.(b)	8,400	58,632
W&T Offshore, Inc.(b)	7,100	34,364
Total		932,696
Total Energy		1,186,750
Financials 0.6%
Banks 0.3%
Agricultural Bank of China Ltd., Class H	303,000	185,387
BancFirst Corp.	170	9,478
Bancorp, Inc. (The)(b)	900	9,513
BancorpSouth Bank	400	13,420
Bank Hapoalim BM	1,240	9,283
Bank of China Ltd., Class H	126,000	75,516
Bank of Nova Scotia (The)	2,426	161,181
Banner Corp.	390	21,193

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	75

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Cathay General Bancorp	1,925	84,199
Central Pacific Financial Corp.	815	24,100
China Construction Bank Corp., Class H	23,000	26,406
CoBiz Financial, Inc.	400	8,024
CTBC Financial Holding Co., Ltd.	75,000	54,804
Customers Bancorp, Inc.(b)	2,091	64,089
Dubai Islamic Bank PJSC	49,033	81,345
Enterprise Financial Services Corp.	500	24,325
First Citizens BancShares Inc., Class A	200	85,082
First Financial Bancorp	2,525	71,962
First Merchants Corp.	1,500	64,740
Grupo Financiero Banorte SAB de CV, Class O	25,737	164,834
Hana Financial Group, Inc.	3,487	169,921
Hancock Holding Co.	1,700	91,290
Heritage Financial Corp.	1,300	40,040
International Bancshares Corp.	1,395	57,892
Japan Post Bank Co., Ltd.	2,800	37,898
Malayan Banking Bhd	13,900	36,018
Preferred Bank/Los Angeles	1,100	70,862
S&T Bancorp, Inc.	1,700	68,612
Sandy Spring Bancorp, Inc.	790	29,878
Societe Generale SA	3,004	174,751
Standard Bank Group Ltd.	3,230	54,712
Triumph Bancorp, Inc.(b)	330	12,705
Turkiye Is Bankasi AS	57,153	122,473
Valley National Bancorp	6,500	81,705
WesBanco, Inc.	200	8,202
Wintrust Financial Corp.	1,060	91,054
Woori Finance Holdings Co., Ltd.	6,735	106,186
Total		2,493,080
Capital Markets —%
Arlington Asset Investment Corp., Class A	685	7,193
China Huarong Asset Management Co., Ltd., Class H(c)	111,000	56,001
Cohen & Steers, Inc.	1,170	47,701
Houlihan Lokey, Inc.	1,300	62,010
Total		172,905
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Green Dot Corp., Class A(b)	1,200	73,512
Nelnet, Inc., Class A	1,165	60,708
Total		134,220
Diversified Financial Services —%
EXOR NV	299	23,098
Insurance 0.2%
Allianz SE, Registered Shares	916	231,432
American Equity Investment Life Holding Co.	2,400	79,200
Assicurazioni Generali SpA	8,021	159,037
AXA SA	5,457	179,507
CNO Financial Group, Inc.	3,300	81,147
CNP Assurances	975	24,985
Health Insurance Innovations, Inc., Class A(b)	1,700	44,115
Legal & General Group PLC	16,100	61,858
Mapfre SA	32,011	113,706
Swiss Re AG	54	5,326
Third Point Reinsurance Ltd.(b)	500	7,125
Universal Insurance Holdings, Inc.	1,906	56,036
Total		1,043,474
Mortgage Real Estate Investment Trusts (REITS) —%
AG Mortgage Investment Trust, Inc.	900	15,696
ARMOUR Residential REIT, Inc.	2,200	51,502
Invesco Mortgage Capital, Inc.	3,900	63,336
Total		130,534
Thrifts & Mortgage Finance 0.1%
Essent Group Ltd.(b)	2,025	94,203
Federal Agricultural Mortgage Corp.	900	72,225
Flagstar Bancorp, Inc.(b)	1,925	71,706
MGIC Investment Corp.(b)	6,635	98,331
Radian Group, Inc.	1,100	24,277
Walker & Dunlop, Inc.(b)	1,445	67,120
Washington Federal, Inc.	1,945	69,826
Total		497,688
Total Financials		4,494,999

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.3%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	3,540	50,091
Atara Biotherapeutics, Inc.(b)	1,350	51,030
bluebird bio, Inc.(b)	305	62,494
Blueprint Medicines Corp.(b)	425	33,426
Clovis Oncology, Inc.(b)	375	22,688
Coherus Biosciences, Inc.(b)	665	6,717
Dynavax Technologies Corp.(b)	1,525	24,552
Eagle Pharmaceuticals, Inc.(b)	140	8,368
Global Blood Therapeutics, Inc.(b)	325	18,818
Immunomedics, Inc.(b)	2,550	42,508
Insmed, Inc.(b)	1,355	34,471
Jounce Therapeutics, Inc.(b)	1,387	33,538
Keryx Biopharmaceuticals, Inc.(b)	3,980	18,427
Loxo Oncology, Inc.(b)	390	39,573
NewLink Genetics Corp.(b)	2,750	22,688
Nightstar Therapeutics PLC, ADR(b)	1,439	20,477
OncoMed Pharmaceuticals, Inc.(b)	4,000	10,000
Ovid Therapeutics, Inc.(b)	2,749	23,367
Puma Biotechnology, Inc.(b)	630	42,115
Sage Therapeutics, Inc.(b)	345	65,481
Shire PLC	538	25,418
Spark Therapeutics, Inc.(b)	675	37,834
TESARO, Inc.(b)	700	47,222
Total		741,303
Health Care Equipment & Supplies 0.1%
Analogic Corp.	890	73,781
Angiodynamics, Inc.(b)	2,700	47,007
CONMED Corp.	200	11,556
Haemonetics Corp.(b)	1,200	77,580
Integer Holdings Corp.(b)	1,400	70,210
Lantheus Holdings, Inc.(b)	3,165	72,795
Masimo Corp.(b)	915	86,229
Total		439,158
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services —%
Diplomat Pharmacy, Inc.(b)	3,075	82,994
Kindred Healthcare, Inc.	1,400	12,880
Molina Healthcare, Inc.(b)	1,060	96,842
Providence Service Corp. (The)(b)	1,200	77,196
Tivity Health, Inc.(b)	1,900	73,625
Triple-S Management Corp., Class B(b)	2,545	58,484
Total		402,021
Life Sciences Tools & Services —%
Pra Health Sciences, Inc.(b)	985	89,694
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	700	38,395
Bayer AG, Registered Shares	425	55,626
Corcept Therapeutics, Inc.(b)	3,525	81,128
GlaxoSmithKline PLC	9,880	185,227
Lannett Co., Inc.(b)	2,900	59,015
Novo Nordisk A/S, Class B	1,855	103,171
Odonate Therapeutics, Inc.(b)	1,200	24,936
Pacira Pharmaceuticals, Inc.(b)	875	31,850
Phibro Animal Health Corp., Class A	1,600	54,480
Roche Holding AG, Genusschein Shares	892	219,897
Sanofi	1,767	156,024
Supernus Pharmaceuticals, Inc.(b)	775	30,264
Total		1,040,013
Total Health Care		2,712,189
Industrials 0.4%
Aerospace & Defense —%
Curtiss-Wright Corp.	815	106,488
Moog, Inc., Class A(b)	125	11,257
Total		117,745
Air Freight & Logistics —%
Forward Air Corp.	520	31,569
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	4,937	176,163
International Consolidated Airlines Group SA	3,872	35,189
Qantas Airways Ltd.	20,870	88,445
Total		299,797

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	77

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products —%
Caesarstone Ltd.(b)	2,200	46,640
Continental Building Product(b)	2,790	79,376
Total		126,016
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	5,050	59,842
Brady Corp., Class A	480	18,360
Essendant, Inc.	4,700	42,535
MSA Safety, Inc.	1,000	78,310
SP Plus Corp.(b)	1,600	61,680
Total		260,727
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,048	41,975
Comfort Systems U.S.A., Inc.	600	25,560
EMCOR Group, Inc.	1,200	97,536
Kajima Corp.	14,000	138,993
KBR, Inc.	1,900	38,646
Obayashi Corp.	12,600	152,127
Primoris Services Corp.	2,625	68,250
Taisei Corp.	3,200	163,330
Total		726,417
Electrical Equipment —%
ABB Ltd.	2,505	69,841
Atkore International Group, Inc.(b)	2,700	63,126
Generac Holdings, Inc.(b)	1,630	79,756
Total		212,723
Industrial Conglomerates —%
CITIC Ltd.	96,000	151,087
Shanghai Industrial Holdings Ltd.	6,000	17,529
Total		168,616
Machinery 0.1%
Alamo Group, Inc.	650	74,769
Briggs & Stratton Corp.	900	21,762
EnPro Industries, Inc.	250	21,997
Global Brass & Copper Holdings, Inc.	2,020	64,943
Harsco Corp.(b)	3,200	57,280
Hillenbrand, Inc.	1,700	75,310
Kadant, Inc.	560	56,140
Common Stocks (continued)
Issuer	Shares	Value ($)
Mueller Industries, Inc.	795	26,307
RBC Bearings, Inc.(b)	315	39,690
Volvo AB B Shares	892	18,208
Wabash National Corp.	2,790	72,066
Total		528,472
Professional Services —%
Korn/Ferry International	500	22,280
RPX Corp.	5,120	71,885
TrueBlue, Inc.(b)	1,000	27,350
Total		121,515
Road & Rail —%
ArcBest Corp.	2,130	75,722
Saia, Inc.(b)	600	45,330
Total		121,052
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	1,190	87,763
Beacon Roofing Supply, Inc.(b)	1,300	78,650
ITOCHU Corp.	5,300	104,286
Mitsubishi Corp.	200	5,605
Total		276,304
Total Industrials		2,990,953
Information Technology 0.4%
Communications Equipment —%
CalAmp Corp.(b)	1,325	32,436
Comtech Telecommunications Corp.	3,000	64,890
Netscout Systems, Inc.(b)	2,800	79,800
Total		177,126
Electronic Equipment, Instruments & Components 0.1%
Anixter International, Inc.(b)	700	58,590
AU Optronics Corp.	8,000	3,805
Benchmark Electronics, Inc.(b)	2,275	65,861
ePlus, Inc.(b)	450	34,740
Hitachi Ltd.	24,000	191,515
KEMET Corp.(b)	2,175	44,283
Kingboard Chemical Holdings Ltd.	7,500	41,038
Methode Electronics, Inc.	660	26,961
Sanmina Corp.(b)	2,000	52,300
Scansource, Inc.(b)	1,080	36,936

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Data Corp.(b)	800	80,216
Vishay Intertechnology, Inc.	3,875	85,057
Total		721,302
Internet Software & Services —%
j2 Global, Inc.	983	78,630
Mixi, Inc.	2,800	123,637
New Relic, Inc.(b)	800	47,784
Stamps.com, Inc.(b)	425	86,636
Web.com Group, Inc.(b)	2,050	47,663
Total		384,350
IT Services —%
CACI International, Inc., Class A(b)	200	28,110
CSG Systems International, Inc.	800	36,136
EVERTEC, Inc.	1,115	17,450
MAXIMUS, Inc.	1,300	88,634
Perficient, Inc.(b)	900	17,433
Travelport Worldwide Ltd.	5,250	71,452
TTEC Holdings, Inc.	1,400	55,580
Total		314,795
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	6,420	64,585
Cirrus Logic, Inc.(b)	1,400	69,398
Diodes, Inc.(b)	2,445	68,925
Formfactor, Inc.(b)	4,200	60,270
Phison Electronics Corp.	9,000	91,703
Rudolph Technologies, Inc.(b)	1,200	31,440
Synaptics, Inc.(b)	1,650	71,511
Tokyo Electron Ltd.	700	132,050
Xcerra Corp.(b)	5,427	54,161
Total		644,043
Software 0.1%
Aspen Technology, Inc.(b)	1,455	112,690
Check Point Software Technologies Ltd.(b)	564	58,323
Imperva, Inc.(b)	1,600	70,000
Paycom Software, Inc.(b)	245	22,452
Paylocity Holding Corp.(b)	900	47,061
Progress Software Corp.	1,785	88,946
Proofpoint, Inc.(b)	880	89,778
Common Stocks (continued)
Issuer	Shares	Value ($)
VASCO Data Security International, Inc.(b)	1,525	21,960
Verint Systems, Inc.(b)	400	16,700
Total		527,910
Technology Hardware, Storage & Peripherals 0.1%
Compal Electronics, Inc.	57,000	42,433
Pegatron Corp.	52,000	140,687
Samsung Electronics Co., Ltd.	102	238,408
Total		421,528
Total Information Technology		3,191,054
Materials 0.2%
Chemicals 0.1%
Covestro AG	171	19,655
Ferro Corp.(b)	325	7,644
Innospec, Inc.	980	70,364
Kronos Worldwide, Inc.	2,400	65,880
Mitsubishi Chemical Holdings Corp.	9,500	103,610
Quaker Chemical Corp.	150	23,085
Sinopec Shanghai Petrochemical Co., Ltd.	202,000	123,335
Trinseo SA	1,150	94,818
Total		508,391
Containers & Packaging —%
Greif, Inc., Class A	870	51,435
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	36,531	145,073
Materion Corp.	1,450	72,065
Rio Tinto PLC	2,972	165,500
Teck Resources Ltd., Class B	3,700	107,450
Warrior Met Coal, Inc.	2,500	69,925
Total		560,013
Paper & Forest Products —%
Boise Cascade Co.	1,700	75,565
Louisiana-Pacific Corp.(b)	3,000	88,830
UPM-Kymmene OYJ	5,155	173,701
Total		338,096
Total Materials		1,457,935

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	79

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
CareTrust REIT, Inc.	1,150	18,274
CorEnergy Infrastructure Trust, Inc.	1,758	67,384
DiamondRock Hospitality Co.	4,500	52,920
Four Corners Property Trust, Inc.	500	11,800
Getty Realty Corp.	300	7,872
Growthpoint Properties Ltd.	5,157	12,085
Lexington Realty Trust	3,800	34,276
National Health Investors, Inc.	1,050	74,056
Pebblebrook Hotel Trust	2,000	78,000
Potlatch Corp.	500	26,450
Preferred Apartment Communities, Inc., Class A	1,075	17,920
PS Business Parks, Inc.	603	73,632
Ryman Hospitality Properties, Inc.	1,025	78,464
Stockland	3,910	13,336
Summit Hotel Properties, Inc.	3,850	59,637
Sunstone Hotel Investors, Inc.	1,575	26,539
Tier REIT, Inc.	1,600	31,056
Xenia Hotels & Resorts, Inc.	3,375	74,925
Total		758,626
Real Estate Management & Development —%
Aldar Properties PJSC	48,472	30,221
CK Asset Holdings Ltd.	11,500	109,429
HFF, Inc., Class A	560	27,558
Kerry Properties Ltd.	2,500	11,952
Shimao Property Holdings Ltd.	26,500	78,636
Sun Hung Kai Properties Ltd.	1,000	17,289
Wheelock & Co., Ltd.	2,060	16,110
Total		291,195
Total Real Estate		1,049,821
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
ATN International, Inc.	100	5,936
Nippon Telegraph & Telephone Corp.	3,200	153,231
Orange SA	536	9,679
Telefonica SA	2,142	21,948
Common Stocks (continued)
Issuer	Shares	Value ($)
Telenor ASA	6,151	144,022
Telstra Corp., Ltd.	6,727	19,889
Total		354,705
Wireless Telecommunication Services —%
Boingo Wireless, Inc.(b)	2,800	67,900
Mobile Telesystems PJSC, ADR	976	11,849
Total		79,749
Total Telecommunication Services		434,454
Utilities 0.1%
Electric Utilities 0.1%
Allete, Inc.	700	50,708
El Paso Electric Co.	500	26,100
Enel SpA	23,387	148,375
IDACORP, Inc.	100	8,628
Inter RAO UES PJSC(b)	1,247,000	84,075
PNM Resources, Inc.	200	7,620
Portland General Electric Co.	1,659	70,259
Scottish & Southern Energy PLC	501	9,279
Transmissora Alianca de Energia Eletrica SA	2,844	17,987
Total		423,031
Gas Utilities —%
Chesapeake Utilities Corp.	765	56,227
Southwest Gas Corp.	645	47,459
Total		103,686
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	920	64,474
Multi-Utilities —%
Engie SA	521	9,043
Water Utilities —%
SJW Corp.	695	41,589
Total Utilities		641,823
Total Common Stocks (Cost $18,626,631)		22,025,478

The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Equity Funds 71.5%
	Shares	Value ($)
International 19.5%
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	3,110,561	23,733,582
Columbia Emerging Markets Fund, Institutional 3 Class(a)	3,859,637	57,315,606
Columbia Overseas Value Fund, Institutional 3 Class(a)	3,725,108	40,454,675
Columbia Pacific/Asia Fund, Institutional 3 Class(a)	2,717,982	32,778,864
Total		154,282,727
U.S. Large Cap 48.9%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	2,280,805	63,201,102
Columbia Disciplined Core Fund, Institutional 3 Class(a)	3,740,211	47,463,276
Columbia Disciplined Growth Fund, Institutional 3 Class(a)	5,277,195	53,141,349
Columbia Disciplined Value Fund, Institutional 3 Class(a)	6,905,201	77,614,461
Columbia Large Cap Growth Fund, Institutional 3 Class(a)	535,320	23,800,331
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	3,662,887	55,272,963
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	2,007,531	37,580,985
Columbia Select Large-Cap Value Fund, Institutional 3 Class(a)	1,011,108	29,049,144
Total		387,123,611
U.S. Small Cap 3.1%
Columbia Disciplined Small Core Fund, Institutional 3 Class(a)	1,317,552	11,818,437
Columbia Select Smaller-Cap Value Fund, Institutional 3 Class(a)	394,348	8,825,516
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(b)	190,083	3,891,005
Total		24,534,958
Total Equity Funds (Cost $434,844,072)		565,941,296

Fixed-Income Funds 11.1%

Emerging Markets 0.4%
Columbia Emerging Markets Bond Fund, Institutional 3 Class(a)	292,151	3,488,287
Fixed-Income Funds (continued)
	Shares	Value ($)
High Yield 5.3%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	8,606,423	25,388,948
Columbia Income Opportunities Fund, Institutional 3 Class(a)	1,629,027	16,159,945
Total		41,548,893
Investment Grade 5.4%
Columbia Corporate Income Fund, Institutional 3 Class(a)	2,867,280	29,274,932
Columbia Mortgage Opportunities Fund, Institutional 3 Class(a)	456,503	4,460,034
Columbia U.S. Government Mortgage Fund, Institutional 3 Class(a)	1,690,128	9,025,284
Total		42,760,250
Total Fixed-Income Funds (Cost $87,086,316)		87,797,430

Rights —%
Issuer	Shares	Value ($)
Industrials —%
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA(b)	1,048	549
Total Industrials		549
Total Rights (Cost $575)		549

Money Market Funds 7.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(d)	59,237,314	59,237,314
Total Money Market Funds (Cost $59,236,336)		59,237,314
Total Investments (Cost: $650,798,297)		786,451,899
Other Assets & Liabilities, Net		4,610,102
Net Assets		791,062,001

At January 31, 2018, securities and/or cash totaling $4,289,560 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	81

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,101,000 CNY	170,531 USD	JPMorgan	03/14/2018	—	(3,825)
24,537,000 HUF	97,338 USD	JPMorgan	03/14/2018	—	(1,047)
134,000 ILS	39,045 USD	JPMorgan	03/14/2018	—	(209)
156,189,000 KRW	146,604 USD	JPMorgan	03/14/2018	462	—
2,393,000 MXN	126,691 USD	JPMorgan	03/14/2018	—	(1,077)
766,000 NOK	97,516 USD	JPMorgan	03/14/2018	—	(1,968)
624,000 SEK	77,898 USD	JPMorgan	03/14/2018	—	(1,498)
3,420,000 THB	107,085 USD	JPMorgan	03/14/2018	—	(2,208)
189,000 TRY	48,703 USD	JPMorgan	03/14/2018	—	(1,037)
2,441,000 TWD	82,824 USD	JPMorgan	03/14/2018	—	(1,161)
166,185 USD	208,000 AUD	JPMorgan	03/14/2018	1,397	—
146,591 USD	475,000 BRL	JPMorgan	03/14/2018	1,893	—
141,688 USD	176,000 CAD	JPMorgan	03/14/2018	1,466	—
184,491 USD	177,000 CHF	JPMorgan	03/14/2018	6,248	—
185,935 USD	134,000 GBP	JPMorgan	03/14/2018	4,606	—
48,763 USD	651,661,000 IDR	JPMorgan	03/14/2018	—	(81)
204,653 USD	13,142,000 INR	JPMorgan	03/14/2018	820	—
39,333 USD	52,000 SGD	JPMorgan	03/14/2018	339	—
107,126 USD	1,327,000 ZAR	JPMorgan	03/14/2018	4,245	—
Total				21,476	(14,111)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	109	03/2018	USD	11,692,975	699,343	—
MSCI Emerging Markets Index	262	03/2018	USD	16,477,180	501,141	—
Russell 2000 E-mini	2	03/2018	USD	157,600	5,185	—
S&P 500 E-mini	453	03/2018	USD	64,004,370	4,127,189	—
U.S. Long Bond	27	03/2018	USD	4,079,742	—	(127,658)
U.S. Treasury 5-Year Note	28	03/2018	USD	3,225,163	—	(52,339)
Total					5,332,858	(179,997)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(37)	03/2018	GBP	(2,762,790)	—	(28,858)
U.S. Treasury 10-Year Note	(13)	03/2018	USD	(1,591,821)	36,943	—
Total					36,943	(28,858)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 29	Morgan Stanley	12/20/2022	1.000	Quarterly	USD	3,750,000	(22,258)	—	—	—	(22,258)

The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 29	Morgan Stanley	12/20/2022	5.000	Quarterly	3.011	USD	17,000,000	131,829	—	—	131,829	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares
	182,646	4,900	(187,546)*	—	—	8,599	(184,892)	—	—
Columbia Absolute Return Currency and Income Fund, Institutional 3 Class
	—	201,583*	(1,186)	200,397	—	922	27,683	—	2,050,061
Columbia Alternative Beta Fund, Class I Shares
	458,101	—	(458,101)*	—	—	—	389,274	—	—
Columbia Alternative Beta Fund, Institutional 3 Class
	—	468,857*	—	468,857	—	—	(253,934)	103,305	4,411,947
Columbia Commodity Strategy Fund, Class I Shares
	2,253,467	1,637,230	(3,890,697)*	—	—	—	207,916	—	—
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	4,077,630*	(183,145)	3,894,485	—	(44,651)	722,225	35,268	22,860,626
Columbia Contrarian Core Fund, Class I Shares
	2,356,416	7,244	(2,363,660)*	—	—	895,548	(8,499,935)	—	—
Columbia Contrarian Core Fund, Institutional 3 Class
	—	2,389,927*	(109,122)	2,280,805	2,762,889	1,269,830	16,444,998	613,160	63,201,102
Columbia Contrarian Europe Fund, Class I Shares
	3,339,381	—	(3,339,381)*	—	—	—	757,374	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	3,537,789*	(427,228)	3,110,561	—	455,314	4,282,712	419,862	23,733,582
Columbia Corporate Income Fund, Class I Shares
	2,706,318	177,382	(2,883,700)*	—	—	6,450	270,237	114,438	—
Columbia Corporate Income Fund, Institutional 3 Class
	—	2,947,466*	(80,186)	2,867,280	—	13,018	229,485	695,044	29,274,932
Columbia Disciplined Core Fund, Class I Shares
	3,924,285	16,780	(3,941,065)*	—	—	1,138,497	(17,376,076)	—	—
Columbia Disciplined Core Fund, Institutional 3 Class
	—	4,062,526*	(322,315)	3,740,211	1,971,952	2,615,302	22,411,944	787,271	47,463,276
Columbia Disciplined Growth Fund, Class I Shares
	5,243,123	17,027	(5,260,150)*	—	—	(2,148)	2,057,441	—	—
Columbia Disciplined Growth Fund, Institutional 3 Class
	—	5,775,223*	(498,028)	5,277,195	5,737,894	1,053,439	5,086,777	312,173	53,141,349
Columbia Disciplined Small Core Fund, Class I Shares
	1,112,999	26,739	(1,139,738)*	—	—	(158,311)	4,104,464	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	83

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Disciplined Small Core Fund, Institutional 3 Class
	—	1,352,796*	(35,244)	1,317,552	1,842,533	(246,485)	(4,469,323)	63,362	11,818,437
Columbia Disciplined Value Fund, Class I Shares
	6,774,725	31,154	(6,805,879)*	—	—	301,919	(3,798,502)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	7,257,789*	(352,588)	6,905,201	3,689,290	770,507	12,792,232	1,641,801	77,614,461
Columbia Diversified Absolute Return Fund, Class I Shares
	759,504	29,136	(788,640)*	—	—	(24,929)	381,084	—	—
Columbia Diversified Absolute Return Fund, Institutional 3 Class
	—	771,698*	(23,295)	748,403	—	(9,484)	(146,630)	—	7,281,955
Columbia Emerging Markets Bond Fund, Class I Shares
	286,806	11,895	(298,701)*	—	—	1,612	(68,732)	21,002	—
Columbia Emerging Markets Bond Fund, Institutional 3 Class
	—	329,584*	(37,433)	292,151	—	35,507	212,126	172,033	3,488,287
Columbia Emerging Markets Fund, Class I Shares
	4,840,561	—	(4,840,561)*	—	—	370,009	(2,259,665)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	4,660,697*	(801,060)	3,859,637	—	2,204,405	19,716,330	250,718	57,315,606
Columbia High Yield Bond Fund, Class I Shares
	7,993,252	189,170	(8,182,422)*	—	—	(4,737)	(218,233)	173,746	—
Columbia High Yield Bond Fund, Institutional 3 Class
	—	8,710,921*	(104,498)	8,606,423	—	(4,455)	386,955	1,055,637	25,388,948
Columbia Income Opportunities Fund, Class I Shares
	1,524,750	37,696	(1,562,446)*	—	—	8,869	(148,810)	110,349	—
Columbia Income Opportunities Fund, Institutional 3 Class
	—	1,654,942*	(25,915)	1,629,027	—	8,683	206,671	643,154	16,159,945
Columbia Large Cap Growth Fund, Class I Shares
	584,150	2,985	(587,135)*	—	—	707,875	(7,632,010)	—	—
Columbia Large Cap Growth Fund, Institutional 3 Class
	—	596,058*	(60,738)	535,320	1,277,041	1,582,225	10,161,405	55,369	23,800,331
Columbia Mortgage Opportunities Fund, Class I Shares
	400,112	16,006	(416,118)*	—	—	(666)	51,540	24,749	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	—	459,351*	(2,848)	456,503	143,927	(64)	(84,657)	153,992	4,460,034
Columbia Multi-Asset Income Fund, Class I Shares
	1,415,801	12,233	(1,428,034)*	—	—	—	394,776	118,714	—
Columbia Multi-Asset Income Fund, Institutional 3 Class
	—	1,493,485*	—	1,493,485	—	—	96,121	615,622	14,845,243
Columbia Overseas Value Fund, Class I Shares
	4,182,488	49,260	(4,231,748)*	—	—	(35,697)	1,310,612	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	4,243,487*	(518,379)	3,725,108	645,059	429,692	7,757,132	700,725	40,454,675
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Pacific/Asia Fund, Class I Shares
	3,013,695	72,723	(3,086,418)*	—	—	242,787	(3,629,296)	—	—
Columbia Pacific/Asia Fund, Institutional 3 Class
	—	3,285,330*	(567,348)	2,717,982	2,273,893	1,987,203	9,311,931	331,601	32,778,864
Columbia Select Large Cap Equity Fund, Class I Shares
	3,739,016	9,825	(3,748,841)*	—	—	(131,288)	(162,226)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	3,916,923*	(254,036)	3,662,887	2,497,213	155,674	10,169,911	467,985	55,272,963
Columbia Select Large Cap Growth Fund, Class I Shares
	2,103,732	13,690	(2,117,422)*	—	—	237,602	(1,036,779)	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	—	2,250,003*	(242,472)	2,007,531	3,580,095	1,267,021	6,617,684	—	37,580,985
Columbia Select Large-Cap Value Fund, Class I Shares
	1,033,460	1,095	(1,034,555)*	—	—	416,343	(6,507,450)	—	—
Columbia Select Large-Cap Value Fund, Institutional 3 Class
	—	1,059,117*	(48,009)	1,011,108	987,926	542,642	10,140,333	322,237	29,049,144
Columbia Select Smaller-Cap Value Fund, Class I Shares
	372,495	8,221	(380,716)*	—	—	16,774	(551,165)	—	—
Columbia Select Smaller-Cap Value Fund, Institutional 3 Class
	—	418,700*	(24,352)	394,348	860,374	87,436	889,220	—	8,825,516
Columbia Short-Term Cash Fund
	49,253,436	47,688,153	(37,704,275)	59,237,314	—	(581)	1,026	542,457	59,237,314
Columbia Small Cap Growth Fund I, Class I Shares
	146,015	2,485	(148,500)*	—	—	(54,911)	635,473	—	—
Columbia Small Cap Growth Fund I, Institutional 3 Class
	—	191,745*	(1,662)	190,083	520,727	(20,073)	(216,063)	—	3,891,005
Columbia U.S. Government Mortgage Fund, Class I Shares
	1,522,026	161,784	(1,683,810)*	—	—	(9,185)	205,606	30,996	—
Columbia U.S. Government Mortgage Fund, Institutional 3 Class
	—	1,737,600*	(47,472)	1,690,128	—	(3,905)	(239,466)	236,785	9,025,284
Total					28,790,813	18,080,134	90,946,854	10,813,555	764,425,872

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2018, the value of these securities amounted to $56,001, which represents less than 0.01% of net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	85

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Capital Allocation Portfolios | Annual Report 2018

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	51,449,832	—	—	—	51,449,832
Common Stocks
Consumer Discretionary	1,688,297	929,350	—	—	2,617,647
Consumer Staples	479,474	768,379	—	—	1,247,853
Energy	470,917	715,833	—	—	1,186,750
Financials	2,505,349	1,989,650	—	—	4,494,999
Health Care	1,966,826	745,363	—	—	2,712,189
Industrials	1,828,175	1,162,778	—	—	2,990,953
Information Technology	2,185,778	1,005,276	—	—	3,191,054
Materials	727,061	730,874	—	—	1,457,935
Real Estate	760,763	289,058	—	—	1,049,821
Telecommunication Services	85,685	348,769	—	—	434,454
Utilities	391,051	250,772	—	—	641,823
Total Common Stocks	13,089,376	8,936,102	—	—	22,025,478
Equity Funds	565,941,296	—	—	—	565,941,296
Fixed-Income Funds	87,797,430	—	—	—	87,797,430
Rights
Industrials	—	549	—	—	549
Money Market Funds	—	—	—	59,237,314	59,237,314
Total Investments	718,277,934	8,936,651	—	59,237,314	786,451,899
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	21,476	—	—	21,476
Futures Contracts	5,369,801	—	—	—	5,369,801
Swap Contracts	—	131,829	—	—	131,829
Liability
Forward Foreign Currency Exchange Contracts	—	(14,111)	—	—	(14,111)
Futures Contracts	(208,855)	—	—	—	(208,855)
Swap Contracts	—	(22,258)	—	—	(22,258)
Total	723,438,880	9,053,587	—	59,237,314	791,729,781
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	87

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2018
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Assets and Liabilities
January 31, 2018
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Assets
Investments in unaffiliated issuers, at cost	$8,611,802	$13,606,259	$31,082,791
Investments in affiliated issuers, at cost	238,005,601	554,131,215	1,447,988,985
Investments in unaffiliated issuers, at value	10,341,823	16,246,933	36,681,728
Investments in affiliated issuers, at value	244,829,514	589,373,337	1,607,680,968
Cash	2,220	3,885	18,500
Margin deposits on:
Futures contracts	419,392	1,251,326	5,881,883
Swap contracts	134,606	403,819	1,275,929
Unrealized appreciation on forward foreign currency exchange contracts	7,926	12,256	26,134
Receivable for:
Investments sold	205,437	600,197	977,041
Capital shares sold	152,700	622,770	2,770,459
Dividends	358,112	724,361	1,673,555
Foreign tax reclaims	11,409	24,210	10,528
Variation margin for futures contracts	70,723	167,271	402,454
Variation margin for swap contracts	1,612	4,835	15,578
Prepaid expenses	1,690	2,241	3,753
Total assets	256,537,164	609,437,441	1,657,418,510
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,889	5,944	17,554
Payable for:
Investments purchased	320,899	647,737	1,533,624
Capital shares purchased	394,782	1,215,320	2,225,126
Variation margin for futures contracts	975	56,928	123,133
Variation margin for swap contracts	—	—	510
Management services fees	729	1,507	3,265
Distribution and/or service fees	2,430	5,612	15,243
Transfer agent fees	19,863	40,784	101,775
Plan administration fees	1	—	1
Compensation of board members	83,717	44,141	59,244
Compensation of chief compliance officer	55	129	333
Other expenses	38,595	50,278	96,234
Total liabilities	865,935	2,068,380	4,176,042
Net assets applicable to outstanding capital stock	$255,671,229	$607,369,061	$1,653,242,468
Represented by
Paid in capital	244,476,779	555,932,311	1,439,759,224
Undistributed net investment income	146,047	822,969	1,195,430
Accumulated net realized gain	2,906,060	12,547,190	39,852,679
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	1,730,021	2,640,674	5,598,937
Investments - affiliated issuers	6,823,913	35,242,122	159,691,983
Foreign currency translations	4,366	16,947	29,023
Forward foreign currency exchange contracts	4,037	6,312	8,580
Futures contracts	(443,167)	91,046	6,938,804
Swap contracts	23,173	69,490	167,808
Total - representing net assets applicable to outstanding capital stock	$255,671,229	$607,369,061	$1,653,242,468
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	89

Statement of Assets and Liabilities  (continued)
January 31, 2018
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Class A
Net assets	$198,471,047	$486,407,796	$1,389,746,992
Shares outstanding	19,127,600	42,752,394	115,941,531
Net asset value per share	$10.38	$11.38	$11.99
Maximum offering price per share(a)	$10.90	$12.07	$12.72
Advisor Class(b)
Net assets	$6,063,489	$4,591,886	$1,021,419
Shares outstanding	588,097	407,153	86,231
Net asset value per share	$10.31	$11.28	$11.85
Class C
Net assets	$38,764,614	$82,191,555	$207,421,432
Shares outstanding	3,757,823	7,328,824	17,451,220
Net asset value per share	$10.32	$11.21	$11.89
Institutional Class(c)
Net assets	$9,559,389	$28,795,618	$39,872,394
Shares outstanding	921,664	2,565,884	3,330,352
Net asset value per share	$10.37	$11.22	$11.97
Institutional 2 Class(d)
Net assets	$571,356	$2,654,836	$7,323,135
Shares outstanding	55,426	235,578	618,482
Net asset value per share	$10.31	$11.27	$11.84
Institutional 3 Class(e)
Net assets	$1,384,850	$800,936	$4,932,798
Shares outstanding	134,514	71,972	416,578
Net asset value per share	$10.30	$11.13	$11.84
Class K
Net assets	$109,193	$2,643	$137,827
Shares outstanding	10,637	236	11,514
Net asset value per share	$10.27	$11.20	$11.97
Class R
Net assets	$747,291	$1,923,791	$2,786,471
Shares outstanding	72,055	168,837	233,140
Net asset value per share	$10.37	$11.39	$11.95

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio and dividing the net asset value by 1.0 minus the maximum sales charge of 5.75% for Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Assets and Liabilities  (continued)
January 31, 2018
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Assets
Investments in unaffiliated issuers, at cost	$30,836,074	$18,627,206
Investments in affiliated issuers, at cost	1,954,074,219	632,171,091
Investments in unaffiliated issuers, at value	35,814,127	22,026,027
Investments in affiliated issuers, at value	2,268,452,029	764,425,872
Cash	20,350	9,250
Foreign currency (identified cost $900, $—)	891	—
Margin deposits on:
Futures contracts	11,911,272	3,537,033
Swap contracts	2,029,793	752,527
Unrealized appreciation on forward foreign currency exchange contracts	18,197	21,476
Receivable for:
Investments sold	552,491	—
Capital shares sold	1,569,722	930,418
Dividends	1,809,078	339,275
Foreign tax reclaims	7,607	8,101
Variation margin for futures contracts	660,492	219,283
Variation margin for swap contracts	24,711	9,132
Prepaid expenses	4,752	2,404
Trustees’ deferred compensation plan	19,136	—
Total assets	2,322,894,648	792,280,798
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,069	14,111
Payable for:
Investments purchased	1,452,810	348,064
Capital shares purchased	2,826,238	656,845
Variation margin for futures contracts	372,458	29,650
Variation margin for swap contracts	689	207
Management services fees	6,460	1,726
Distribution and/or service fees	19,121	7,063
Transfer agent fees	163,597	55,089
Plan administration fees	—	1
Compensation of board members	198,100	38,568
Compensation of chief compliance officer	466	152
Other expenses	125,404	67,321
Trustees’ deferred compensation plan	19,136	—
Total liabilities	5,196,548	1,218,797
Net assets applicable to outstanding capital stock	$2,317,698,100	$791,062,001
Represented by
Paid in capital	1,909,387,967	622,477,477
Undistributed net investment income	1,825,858	220,085
Accumulated net realized gain	72,207,967	27,422,584
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,978,053	3,398,821
Investments - affiliated issuers	314,377,810	132,254,781
Foreign currency translations	35,213	10,371
Forward foreign currency exchange contracts	6,128	7,365
Futures contracts	14,596,634	5,160,946
Swap contracts	282,470	109,571
Total - representing net assets applicable to outstanding capital stock	$2,317,698,100	$791,062,001
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	91

Statement of Assets and Liabilities  (continued)
January 31, 2018
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Class A
Net assets	$1,826,697,892	$670,782,719
Shares outstanding	135,332,017	47,577,256
Net asset value per share	$13.50	$14.10
Maximum offering price per share(a)	$14.32	$14.96
Advisor Class(b)
Net assets	$11,216,480	$1,662,412
Shares outstanding	824,113	120,195
Net asset value per share	$13.61	$13.83
Class C
Net assets	$215,267,503	$88,717,274
Shares outstanding	15,921,443	6,443,828
Net asset value per share	$13.52	$13.77
Institutional Class(c)
Net assets	$136,761,486	$20,762,555
Shares outstanding	10,150,264	1,478,413
Net asset value per share	$13.47	$14.04
Institutional 2 Class(d)
Net assets	$8,880,596	$2,642,301
Shares outstanding	652,958	191,136
Net asset value per share	$13.60	$13.82
Institutional 3 Class(e)
Net assets	$20,776,152	$3,722,459
Shares outstanding	1,561,968	269,376
Net asset value per share	$13.30	$13.82
Class K
Net assets	$2,674	$101,015
Shares outstanding	199	7,145
Net asset value per share	$13.44	$14.14
Class R
Net assets	$4,816,072	$2,671,266
Shares outstanding	357,155	190,980
Net asset value per share	$13.48	$13.99
Class V
Net assets	$93,279,245	$—
Shares outstanding	6,910,526	—
Net asset value per share	$13.50	$—
Maximum offering price per share(f)	$14.32	$—

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Operations
Year Ended January 31, 2018
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$271,919	$422,265	$759,366
Dividends — affiliated issuers	5,624,793	12,835,126	32,555,007
Interest	5,111	11,701	42,553
Foreign taxes withheld	(21,004)	(32,072)	(41,923)
Total income	5,880,819	13,237,020	33,315,003
Expenses:
Management services fees	262,528	529,708	1,072,621
Distribution and/or service fees
Class A	508,744	1,207,249	3,325,578
Class B(a)	5,689	13,617	49,351
Class C	396,932	828,768	1,924,191
Class R	3,578	11,790	12,281
Transfer agent fees
Class A	204,983	449,962	1,201,455
Advisor Class(b)	3,074	3,090	608
Class B(a)	643	1,427	5,328
Class C	40,019	77,354	173,297
Institutional Class(c)	8,474	24,865	20,056
Institutional 2 Class(d)	287	1,565	4,653
Institutional 3 Class(e)	184	129	793
Class K	76	31	66
Class R	712	2,236	2,204
Plan administration fees
Class K	263	116	269
Compensation of board members	25,979	25,018	40,096
Custodian fees	42,721	44,129	75,055
Printing and postage fees	30,688	57,212	141,525
Registration fees	122,437	133,461	162,416
Audit fees	21,050	21,050	23,484
Legal fees	9,190	12,140	20,329
Compensation of chief compliance officer	55	128	329
Other	15,253	20,489	34,175
Total expenses	1,703,559	3,465,534	8,290,160
Expense reduction	—	(100)	(100)
Total net expenses	1,703,559	3,465,434	8,290,060
Net investment income	4,177,260	9,771,586	25,024,943
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	93

Statement of Operations  (continued)
Year Ended January 31, 2018
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$818,351	$1,253,046	$2,483,109
Investments — affiliated issuers	1,642,412	10,563,750	28,302,044
Capital gain distributions from underlying affiliated funds	2,494,981	9,819,265	37,875,052
Foreign currency translations	(11,162)	(23,767)	(46,931)
Forward foreign currency exchange contracts	7,963	13,817	(20,275)
Futures contracts	412,558	3,005,275	19,073,176
Swap contracts	(187,543)	(477,425)	(912,869)
Net realized gain	5,177,560	24,153,961	86,753,306
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	966,109	1,512,389	2,300,794
Investments — affiliated issuers	9,203,166	30,783,929	114,994,551
Foreign currency translations	9,244	22,464	46,177
Forward foreign currency exchange contracts	1,134	1,873	9,204
Futures contracts	(404,750)	263,278	6,650,723
Swap contracts	98,240	258,776	541,438
Net change in unrealized appreciation (depreciation)	9,873,143	32,842,709	124,542,887
Net realized and unrealized gain	15,050,703	56,996,670	211,296,193
Net increase in net assets resulting from operations	$19,227,963	$66,768,256	$236,321,136

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Operations  (continued)
Year Ended January 31, 2018
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$673,788	$501,051
Dividends — affiliated issuers	39,735,131	10,813,555
Interest	75,366	20,597
Foreign taxes withheld	(29,167)	(34,927)
Total income	40,455,118	11,300,276
Expenses:
Management services fees	2,140,761	550,729
Distribution and/or service fees
Class A	4,314,774	1,535,332
Class B(a)	54,709	26,019
Class C	2,112,672	807,797
Class R	22,890	11,402
Class V	223,206	—
Transfer agent fees
Class A	2,025,463	661,539
Advisor Class(b)	7,777	1,257
Class B(a)	7,297	3,482
Class C	249,001	87,026
Institutional Class(c)	153,534	12,651
Institutional 2 Class(d)	4,509	1,421
Institutional 3 Class(e)	943	482
Class K	—	60
Class R	5,341	2,440
Class V	104,863	—
Plan administration fees
Class K	6	214
Compensation of board members	67,476	25,625
Custodian fees	75,673	72,199
Printing and postage fees	219,915	80,223
Registration fees	155,802	132,433
Audit fees	24,497	23,934
Legal fees	25,663	13,102
Compensation of chief compliance officer	461	148
Other	45,578	22,034
Total expenses	12,042,811	4,071,549
Expense reduction	(10,264)	(140)
Total net expenses	12,032,547	4,071,409
Net investment income	28,422,571	7,228,867
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	95

Statement of Operations  (continued)
Year Ended January 31, 2018
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$2,538,992	$1,546,723
Investments — affiliated issuers	50,787,105	18,080,134
Capital gain distributions from underlying affiliated funds	62,869,977	28,790,813
Foreign currency translations	(56,049)	(13,863)
Forward foreign currency exchange contracts	(11,164)	(12,632)
Futures contracts	37,374,429	11,052,101
Swap contracts	(974,625)	(137,485)
Net realized gain	152,528,665	59,305,791
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,827,374	1,499,522
Investments — affiliated issuers	216,920,197	90,946,854
Foreign currency translations	53,021	14,364
Forward foreign currency exchange contracts	5,421	8,280
Futures contracts	14,812,249	4,977,791
Swap contracts	745,017	230,633
Net change in unrealized appreciation (depreciation)	234,363,279	97,677,444
Net realized and unrealized gain	386,891,944	156,983,235
Net increase in net assets resulting from operations	$415,314,515	$164,212,102

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Changes in Net Assets
	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	Year Ended January 31, 2017
Operations
Net investment income	$4,177,260	$3,833,610	$9,771,586	$9,323,666
Net realized gain (loss)	5,177,560	(100,707)	24,153,961	6,421,525
Net change in unrealized appreciation (depreciation)	9,873,143	13,485,461	32,842,709	34,704,628
Net increase in net assets resulting from operations	19,227,963	17,218,364	66,768,256	50,449,819
Distributions to shareholders
Net investment income
Class A	(4,353,776)	(3,381,022)	(10,394,435)	(7,758,691)
Advisor Class(a)	(83,759)	(9,373)	(86,167)	(26,712)
Class B(b)	(6,124)	(18,407)	(13,741)	(42,600)
Class C	(561,182)	(354,966)	(1,188,375)	(705,691)
Institutional Class(c)	(220,122)	(65,500)	(684,241)	(401,349)
Institutional 2 Class(d)	(9,633)	(8,416)	(56,849)	(36,323)
Institutional 3 Class(e)	(25,050)	(9,897)	(15,809)	(9,366)
Class K	(2,342)	(1,597)	(771)	(700)
Class R	(14,575)	(6,627)	(43,855)	(34,021)
Net realized gains
Class A	(186,346)	(1,943,762)	(9,806,462)	(9,926,178)
Advisor Class(a)	(3,920)	(3,795)	(78,715)	(15,373)
Class B(b)	—	(21,611)	(14,546)	(120,025)
Class C	(36,388)	(403,214)	(1,688,041)	(1,739,288)
Institutional Class(c)	(8,915)	(30,895)	(579,472)	(462,330)
Institutional 2 Class(d)	(394)	(4,277)	(49,099)	(36,592)
Institutional 3 Class(e)	(1,303)	(4,552)	(14,380)	(10,714)
Class K	(102)	(866)	(440)	(1,059)
Class R	(757)	(5,220)	(41,759)	(48,866)
Total distributions to shareholders	(5,514,688)	(6,273,997)	(24,757,157)	(21,375,878)
Decrease in net assets from capital stock activity	(22,006,729)	(14,749,960)	(49,336,256)	(34,133,689)
Total decrease in net assets	(8,293,454)	(3,805,593)	(7,325,157)	(5,059,748)
Net assets at beginning of year	263,964,683	267,770,276	614,694,218	619,753,966
Net assets at end of year	$255,671,229	$263,964,683	$607,369,061	$614,694,218
Undistributed net investment income	$146,047	$832,330	$822,969	$2,187,893

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	97

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio		Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2018	Year Ended January 31, 2017	Year Ended January 31, 2018	Year Ended January 31, 2017
Operations
Net investment income	$25,024,943	$23,885,456	$28,422,571	$26,354,194
Net realized gain	86,753,306	41,701,686	152,528,665	83,632,364
Net change in unrealized appreciation (depreciation)	124,542,887	95,586,886	234,363,279	153,420,497
Net increase in net assets resulting from operations	236,321,136	161,174,028	415,314,515	263,407,055
Distributions to shareholders
Net investment income
Class A	(26,582,173)	(25,546,421)	(27,435,182)	(22,345,765)
Advisor Class(a)	(24,417)	(5,209)	(157,254)	(21,568)
Class B(b)	(14,106)	(192,397)	—	(130,865)
Class C	(2,500,429)	(2,250,044)	(2,002,393)	(1,662,664)
Institutional Class(c)	(599,128)	(88,153)	(2,361,582)	(1,861,033)
Institutional 2 Class(d)	(166,972)	(123,308)	(149,915)	(82,643)
Institutional 3 Class(e)	(118,854)	(69,291)	(301,499)	(17,488)
Class K	(2,402)	(2,961)	(44)	(144)
Class R	(44,348)	(34,446)	(64,586)	(38,439)
Class V	—	—	(1,413,771)	(1,156,475)
Net realized gains
Class A	(58,730,658)	(32,907,743)	(95,979,290)	(61,207,186)
Advisor Class(a)	(42,542)	(5,430)	(451,594)	(48,999)
Class B(b)	(176,261)	(481,470)	(224,541)	(785,428)
Class C	(8,646,074)	(4,653,822)	(11,413,841)	(7,800,757)
Institutional Class(c)	(1,151,950)	(89,876)	(7,298,358)	(4,282,177)
Institutional 2 Class(d)	(342,217)	(138,173)	(424,543)	(176,327)
Institutional 3 Class(e)	(230,022)	(71,478)	(689,718)	(29,260)
Class K	(5,148)	(6,319)	(145)	(90)
Class R	(110,450)	(41,694)	(263,876)	(119,631)
Class V	—	—	(4,955,110)	(3,168,524)
Total distributions to shareholders	(99,488,151)	(66,708,235)	(155,587,242)	(104,935,463)
Decrease in net assets from capital stock activity	(9,457,625)	(75,066,971)	(64,115,421)	(127,731,803)
Total increase in net assets	127,375,360	19,398,822	195,611,852	30,739,789
Net assets at beginning of year	1,525,867,108	1,506,468,286	2,122,086,248	2,091,346,459
Net assets at end of year	$1,653,242,468	$1,525,867,108	$2,317,698,100	$2,122,086,248
Undistributed net investment income	$1,195,430	$1,535,844	$1,825,858	$866,359

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2018	Year Ended January 31, 2017
Operations
Net investment income	$7,228,867	$6,468,853
Net realized gain	59,305,791	27,019,761
Net change in unrealized appreciation (depreciation)	97,677,444	57,721,663
Net increase in net assets resulting from operations	164,212,102	91,210,277
Distributions to shareholders
Net investment income
Class A	(9,048,448)	(6,715,750)
Advisor Class(a)	(23,930)	(9,014)
Class B(b)	—	(37,944)
Class C	(679,694)	(383,582)
Institutional Class(c)	(305,148)	(44,934)
Institutional 2 Class(d)	(38,834)	(22,254)
Institutional 3 Class(e)	(59,852)	(32,328)
Class K	(1,376)	(872)
Class R	(28,394)	(18,790)
Net realized gains
Class A	(36,768,115)	(21,486,728)
Advisor Class(a)	(74,404)	(22,129)
Class B(b)	(123,096)	(356,433)
Class C	(5,002,125)	(2,751,643)
Institutional Class(c)	(815,717)	(102,972)
Institutional 2 Class(d)	(126,891)	(48,687)
Institutional 3 Class(e)	(212,671)	(62,134)
Class K	(5,277)	(2,445)
Class R	(135,737)	(46,212)
Total distributions to shareholders	(53,449,709)	(32,144,851)
Increase (decrease) in net assets from capital stock activity	5,038,252	(17,318,215)
Total increase in net assets	115,800,645	41,747,211
Net assets at beginning of year	675,261,356	633,514,145
Net assets at end of year	$791,062,001	$675,261,356
Undistributed (excess of distributions over) net investment income	$220,085	$(40,748)

(a)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	99

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2018		January 31, 2017		January 31, 2018		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,869,570	18,977,560	3,453,730	33,841,486	4,308,753	47,787,141	5,244,058	55,106,729
Distributions reinvested	424,125	4,301,273	516,173	5,032,734	1,678,379	18,548,273	1,566,725	16,243,578
Redemptions	(4,884,815)	(49,390,028)	(5,146,261)	(50,412,406)	(9,857,770)	(108,575,283)	(9,094,068)	(95,614,956)
Net decrease	(2,591,120)	(26,111,195)	(1,176,358)	(11,538,186)	(3,870,638)	(42,239,869)	(2,283,285)	(24,264,649)
Advisor Class(c)
Subscriptions	674,464	6,814,164	95,705	931,733	163,414	1,814,917	205,466	2,156,698
Distributions reinvested	3,964	39,810	1,349	13,104	15,020	164,773	4,068	41,999
Redemptions	(182,722)	(1,839,271)	(20,119)	(195,719)	(28,274)	(313,779)	(60,148)	(606,465)
Net increase	495,706	5,014,703	76,935	749,118	150,160	1,665,911	149,386	1,592,232
Class B(a)
Subscriptions	783	7,762	18,485	179,248	1,057	11,322	24,012	250,585
Distributions reinvested	604	5,991	3,955	38,414	2,475	26,753	14,335	147,454
Redemptions (b)	(165,367)	(1,662,667)	(215,499)	(2,091,112)	(379,768)	(4,128,607)	(446,898)	(4,653,023)
Net decrease	(163,980)	(1,648,914)	(193,059)	(1,873,450)	(376,236)	(4,090,532)	(408,551)	(4,254,984)
Class C
Subscriptions	518,012	5,244,571	838,245	8,143,830	916,864	10,022,460	1,384,265	14,325,161
Distributions reinvested	57,237	578,204	74,314	720,321	254,420	2,777,385	221,186	2,259,044
Redemptions	(1,139,128)	(11,461,143)	(1,241,525)	(12,084,646)	(2,198,776)	(23,879,550)	(1,755,249)	(18,210,715)
Net decrease	(563,879)	(5,638,368)	(328,966)	(3,220,495)	(1,027,492)	(11,079,705)	(149,798)	(1,626,510)
Institutional Class(d)
Subscriptions	918,978	9,216,994	227,542	2,228,637	1,691,923	18,271,190	571,146	5,922,134
Distributions reinvested	19,235	194,975	8,487	82,751	62,399	680,288	38,011	388,976
Redemptions	(420,460)	(4,275,044)	(154,482)	(1,513,422)	(1,142,598)	(12,452,013)	(1,062,959)	(11,041,712)
Net increase (decrease)	517,753	5,136,925	81,547	797,966	611,724	6,499,465	(453,802)	(4,730,602)
Institutional 2 Class(e)
Subscriptions	25,625	261,798	28,267	269,522	61,841	682,295	156,819	1,618,245
Distributions reinvested	988	9,965	1,304	12,630	9,664	105,837	7,081	72,827
Redemptions	(13,863)	(138,961)	(21,142)	(206,959)	(34,035)	(370,789)	(34,031)	(356,911)
Net increase	12,750	132,802	8,429	75,193	37,470	417,343	129,869	1,334,161
Institutional 3 Class(f)
Subscriptions	98,322	997,950	60,831	588,974	52,750	577,645	60,918	606,952
Distributions reinvested	2,602	26,290	1,483	14,385	2,778	30,077	1,968	19,991
Redemptions	(27,351)	(276,718)	(19,091)	(186,664)	(22,895)	(253,446)	(24,524)	(252,259)
Net increase	73,573	747,522	43,223	416,695	32,633	354,276	38,362	374,684
Class K
Subscriptions	71	716	65	641	306	3,306	5,157	53,755
Distributions reinvested	238	2,386	249	2,402	102	1,099	163	1,670
Redemptions	—	—	(40)	(392)	(5,728)	(63,437)	(41)	(424)
Net increase (decrease)	309	3,102	274	2,651	(5,320)	(59,032)	5,279	55,001
Class R
Subscriptions	46,839	467,557	22,966	222,201	84,727	923,578	112,849	1,186,379
Distributions reinvested	1,236	12,550	1,045	10,192	6,157	68,047	6,830	70,914
Redemptions	(12,126)	(123,413)	(39,802)	(391,845)	(161,825)	(1,795,738)	(372,938)	(3,870,315)
Net increase (decrease)	35,949	356,694	(15,791)	(159,452)	(70,941)	(804,113)	(253,259)	(2,613,022)
Total net decrease	(2,182,939)	(22,006,729)	(1,503,766)	(14,749,960)	(4,518,640)	(49,336,256)	(3,225,799)	(34,133,689)

The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	101

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2018		January 31, 2017		January 31, 2018		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	10,693,101	123,704,358	9,418,177	101,647,267	10,248,676	130,953,672	8,889,781	104,260,537
Distributions reinvested	7,347,550	84,534,924	5,439,534	57,678,903	8,320,226	106,374,225	6,231,650	72,007,188
Redemptions	(21,275,717)	(244,960,004)	(20,915,655)	(225,993,157)	(22,498,754)	(286,744,328)	(23,465,811)	(276,406,424)
Net decrease	(3,235,066)	(36,720,722)	(6,057,944)	(66,666,987)	(3,929,852)	(49,416,431)	(8,344,380)	(100,138,699)
Advisor Class(c)
Subscriptions	134,546	1,553,500	12,499	135,270	900,946	11,563,928	84,234	1,009,531
Distributions reinvested	5,835	66,793	1,003	10,531	20,571	265,636	6,045	70,443
Redemptions	(86,773)	(1,016,126)	(594)	(6,378)	(273,313)	(3,467,897)	(13,979)	(165,325)
Net increase	53,608	604,167	12,908	139,423	648,204	8,361,667	76,300	914,649
Class B(a)
Subscriptions	7,234	80,934	38,186	408,896	5,190	64,239	21,777	249,110
Distributions reinvested	16,825	189,679	63,797	670,795	17,729	218,061	73,563	835,816
Redemptions (b)	(1,249,742)	(14,172,361)	(1,207,783)	(12,929,186)	(1,327,501)	(16,438,960)	(1,624,713)	(18,766,142)
Net decrease	(1,225,683)	(13,901,748)	(1,105,800)	(11,849,495)	(1,304,582)	(16,156,660)	(1,529,373)	(17,681,216)
Class C
Subscriptions	3,221,855	37,041,236	2,766,131	29,626,140	2,061,621	26,439,992	2,452,238	28,887,441
Distributions reinvested	972,414	11,113,112	652,731	6,857,159	994,435	12,750,764	699,901	8,115,443
Redemptions	(3,814,330)	(43,575,822)	(3,740,196)	(40,096,834)	(5,101,246)	(65,334,591)	(3,585,302)	(42,353,594)
Net increase (decrease)	379,939	4,578,526	(321,334)	(3,613,535)	(2,045,190)	(26,143,835)	(433,163)	(5,350,710)
Institutional Class(d)
Subscriptions	4,721,422	54,229,815	701,757	7,595,019	3,823,847	48,463,748	1,636,520	19,281,751
Distributions reinvested	138,061	1,587,384	14,566	154,545	499,068	6,364,312	335,582	3,872,455
Redemptions	(1,947,895)	(22,502,463)	(533,965)	(5,800,954)	(4,173,970)	(53,071,502)	(2,195,072)	(25,796,028)
Net increase (decrease)	2,911,588	33,314,736	182,358	1,948,610	148,945	1,756,558	(222,970)	(2,641,822)
Institutional 2 Class(e)
Subscriptions	413,507	4,716,122	247,126	2,579,993	322,083	4,206,967	178,372	2,078,780
Distributions reinvested	44,843	509,022	24,913	261,372	44,503	574,279	22,221	258,853
Redemptions	(347,878)	(4,016,032)	(135,707)	(1,458,706)	(185,667)	(2,455,297)	(43,525)	(520,989)
Net increase	110,472	1,209,112	136,332	1,382,659	180,919	2,325,949	157,068	1,816,644
Institutional 3 Class(f)
Subscriptions	274,979	3,167,170	291,628	3,078,927	1,531,157	19,146,051	83,261	959,302
Distributions reinvested	30,666	348,708	13,388	140,658	14,644	184,698	4,064	46,628
Redemptions	(207,359)	(2,391,607)	(22,709)	(244,877)	(79,077)	(1,008,472)	(26,539)	(309,609)
Net increase	98,286	1,124,271	282,307	2,974,708	1,466,724	18,322,277	60,786	696,321
Class K
Subscriptions	2,912	33,923	1,593	17,166	—	—	—	—
Distributions reinvested	642	7,387	871	9,175	—	—	10	113
Redemptions	—	—	(22,657)	(245,793)	—	—	(7,915)	(92,153)
Net increase (decrease)	3,554	41,310	(20,193)	(219,452)	—	—	(7,905)	(92,040)
Class R
Subscriptions	52,785	608,377	106,526	1,144,940	122,737	1,564,805	113,401	1,334,387
Distributions reinvested	10,201	117,124	6,305	66,676	22,885	292,614	12,659	146,306
Redemptions	(37,984)	(432,778)	(34,733)	(374,518)	(100,653)	(1,313,458)	(133,089)	(1,545,330)
Net increase (decrease)	25,002	292,723	78,098	837,098	44,969	543,961	(7,029)	(64,637)
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2018		January 31, 2017		January 31, 2018		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class V
Subscriptions	—	—	—	—	29,595	375,936	59,203	689,816
Distributions reinvested	—	—	—	—	406,210	5,192,682	301,723	3,486,496
Redemptions	—	—	—	—	(724,294)	(9,277,525)	(794,994)	(9,366,605)
Net decrease	—	—	—	—	(288,489)	(3,708,907)	(434,068)	(5,190,293)
Total net decrease	(878,300)	(9,457,625)	(6,813,268)	(75,066,971)	(5,078,352)	(64,115,421)	(10,684,734)	(127,731,803)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	103

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended		Year Ended
	January 31, 2018		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	3,913,966	51,299,396	3,963,603	46,514,139
Distributions reinvested	3,454,759	45,482,165	2,436,608	27,934,275
Redemptions	(7,880,095)	(102,852,542)	(7,914,776)	(93,238,477)
Net decrease	(511,370)	(6,070,981)	(1,514,565)	(18,790,063)
Advisor Class(c)
Subscriptions	57,324	761,988	67,448	790,402
Distributions reinvested	7,565	98,131	2,746	31,022
Redemptions	(49,178)	(622,056)	(37,246)	(430,882)
Net increase	15,711	238,063	32,948	390,542
Class B(a)
Subscriptions	269	3,352	18,514	216,717
Distributions reinvested	9,699	122,687	34,660	392,427
Redemptions (b)	(584,355)	(7,468,460)	(560,280)	(6,543,431)
Net decrease	(574,387)	(7,342,421)	(507,106)	(5,934,287)
Class C
Subscriptions	1,096,594	14,081,822	1,223,203	14,035,333
Distributions reinvested	440,703	5,654,610	278,739	3,109,704
Redemptions	(1,474,614)	(18,879,666)	(1,277,999)	(14,688,342)
Net increase	62,683	856,766	223,943	2,456,695
Institutional Class(d)
Subscriptions	1,844,027	23,781,501	309,403	3,663,467
Distributions reinvested	82,870	1,096,118	12,344	141,617
Redemptions	(724,545)	(9,518,305)	(209,618)	(2,481,452)
Net increase	1,202,352	15,359,314	112,129	1,323,632
Institutional 2 Class(e)
Subscriptions	65,592	856,394	62,924	728,417
Distributions reinvested	12,794	165,522	6,258	70,819
Redemptions	(25,076)	(325,608)	(27,030)	(309,906)
Net increase	53,310	696,308	42,152	489,330
Institutional 3 Class(f)
Subscriptions	183,316	2,292,486	167,020	1,887,192
Distributions reinvested	21,109	272,318	8,326	94,339
Redemptions	(112,819)	(1,483,177)	(17,213)	(201,690)
Net increase	91,606	1,081,627	158,133	1,779,841
Class K
Subscriptions	615	8,085	677	7,978
Distributions reinvested	488	6,447	278	3,196
Redemptions	—	—	(2)	(29)
Net increase	1,103	14,532	953	11,145
Class R
Subscriptions	67,393	890,113	100,385	1,181,008
Distributions reinvested	10,565	137,972	4,416	50,662
Redemptions	(61,591)	(823,041)	(23,630)	(276,720)
Net increase	16,367	205,044	81,171	954,950
Total net increase (decrease)	357,375	5,038,252	(1,370,242)	(17,318,215)

The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Capital Allocation Portfolios | Annual Report 2018

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2018	105

Financial Highlights
Columbia Capital Allocation Conservative Portfolio
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$9.84	0.18	0.59	0.77	(0.22)	(0.01)
1/31/2017	$9.45	0.15	0.48	0.63	(0.15)	(0.09)
1/31/2016	$10.10	0.18	(0.46)	(0.28)	(0.19)	(0.18)
1/31/2015	$10.34	0.18	0.35	0.53	(0.19)	(0.58)
1/31/2014	$10.63	0.20	0.14	0.34	(0.27)	(0.36)
Advisor Class(d)
1/31/2018	$9.78	0.21	0.58	0.79	(0.25)	(0.01)
1/31/2017	$9.39	0.17	0.48	0.65	(0.17)	(0.09)
1/31/2016	$10.04	0.20	(0.45)	(0.25)	(0.22)	(0.18)
1/31/2015	$10.29	0.25	0.30	0.55	(0.22)	(0.58)
1/31/2014 (e)	$10.53	0.18	0.09	0.27	(0.26)	(0.25)
Class C
1/31/2018	$9.78	0.10	0.59	0.69	(0.14)	(0.01)
1/31/2017	$9.40	0.07	0.47	0.54	(0.07)	(0.09)
1/31/2016	$10.05	0.11	(0.46)	(0.35)	(0.12)	(0.18)
1/31/2015	$10.28	0.10	0.37	0.47	(0.12)	(0.58)
1/31/2014	$10.58	0.12	0.13	0.25	(0.19)	(0.36)
Institutional Class(g)
1/31/2018	$9.84	0.21	0.58	0.79	(0.25)	(0.01)
1/31/2017	$9.45	0.18	0.47	0.65	(0.17)	(0.09)
1/31/2016	$10.10	0.21	(0.46)	(0.25)	(0.22)	(0.18)
1/31/2015	$10.33	0.20	0.37	0.57	(0.22)	(0.58)
1/31/2014	$10.63	0.24	0.12	0.36	(0.30)	(0.36)
Institutional 2 Class(h)
1/31/2018	$9.78	0.20	0.59	0.79	(0.25)	(0.01)
1/31/2017	$9.39	0.18	0.48	0.66	(0.18)	(0.09)
1/31/2016	$10.05	0.25	(0.50)	(0.25)	(0.23)	(0.18)
1/31/2015	$10.29	0.17	0.40	0.57	(0.23)	(0.58)
1/31/2014 (i)	$10.53	0.18	0.09	0.27	(0.26)	(0.25)
Institutional 3 Class(j)
1/31/2018	$9.77	0.23	0.56	0.79	(0.25)	(0.01)
1/31/2017	$9.39	0.18	0.47	0.65	(0.18)	(0.09)
1/31/2016	$10.04	0.20	(0.43)	(0.23)	(0.24)	(0.18)
1/31/2015	$10.29	0.20	0.36	0.56	(0.23)	(0.58)
1/31/2014 (k)	$10.53	0.19	0.09	0.28	(0.27)	(0.25)
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.23)	$10.38	7.90%	0.56%	0.56%	1.72%	12%	$198,471
(0.24)	$9.84	6.67%	0.55%	0.55%	1.51%	24%	$213,725
(0.37)	$9.45	(2.81%)	0.52%	0.52% (c)	1.83%	24%	$216,423
(0.77)	$10.10	5.24%	0.55%	0.55% (c)	1.69%	12%	$245,212
(0.63)	$10.34	3.28%	0.50%	0.50% (c)	1.91%	22%	$263,334

(0.26)	$10.31	8.11%	0.30%	0.30%	2.13%	12%	$6,063
(0.26)	$9.78	6.98%	0.31%	0.31%	1.76%	24%	$903
(0.40)	$9.39	(2.57%)	0.27%	0.27% (c)	2.06%	24%	$145
(0.80)	$10.04	5.41%	0.31%	0.31% (c)	2.44%	12%	$156
(0.51)	$10.29	2.56%	0.23% (f)	0.23% (c),(f)	2.67% (f)	22%	$2

(0.15)	$10.32	7.14%	1.31%	1.31%	0.97%	12%	$38,765
(0.16)	$9.78	5.80%	1.30%	1.30%	0.76%	24%	$42,286
(0.30)	$9.40	(3.56%)	1.27%	1.27% (c)	1.08%	24%	$43,719
(0.70)	$10.05	4.57%	1.30%	1.30% (c)	0.95%	12%	$47,899
(0.55)	$10.28	2.43%	1.26%	1.26% (c)	1.18%	22%	$47,435

(0.26)	$10.37	8.06%	0.31%	0.31%	2.03%	12%	$9,559
(0.26)	$9.84	6.94%	0.30%	0.30%	1.79%	24%	$3,974
(0.40)	$9.45	(2.56%)	0.27%	0.27% (c)	2.09%	24%	$3,046
(0.80)	$10.10	5.60%	0.30%	0.30% (c)	1.96%	12%	$3,067
(0.66)	$10.33	3.42%	0.26%	0.26% (c)	2.26%	22%	$2,719

(0.26)	$10.31	8.15%	0.28%	0.28%	2.02%	12%	$571
(0.27)	$9.78	7.05%	0.24%	0.24%	1.84%	24%	$417
(0.41)	$9.39	(2.60%)	0.21%	0.21%	2.66%	24%	$322
(0.81)	$10.05	5.60%	0.25%	0.25%	1.80%	12%	$61
(0.51)	$10.29	2.64%	0.12% (f)	0.12% (f)	2.78% (f)	22%	$2

(0.26)	$10.30	8.22%	0.23%	0.23%	2.27%	12%	$1,385
(0.27)	$9.77	6.99%	0.20%	0.20%	1.86%	24%	$595
(0.42)	$9.39	(2.37%)	0.15%	0.15%	2.13%	24%	$166
(0.81)	$10.04	5.55%	0.17%	0.17%	2.08%	12%	$2
(0.52)	$10.29	2.68%	0.07% (f)	0.07% (f)	2.83% (f)	22%	$2
Columbia Capital Allocation Portfolios | Annual Report 2018	107

Financial Highlights  (continued)
Columbia Capital Allocation Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class K
1/31/2018	$9.74	0.18	0.58	0.76	(0.22)	(0.01)
1/31/2017	$9.36	0.15	0.47	0.62	(0.15)	(0.09)
1/31/2016	$10.01	0.19	(0.46)	(0.27)	(0.20)	(0.18)
1/31/2015	$10.24	0.18	0.37	0.55	(0.20)	(0.58)
1/31/2014	$10.54	0.23	0.12	0.35	(0.29)	(0.36)
Class R
1/31/2018	$9.84	0.16	0.58	0.74	(0.20)	(0.01)
1/31/2017	$9.45	0.12	0.48	0.60	(0.12)	(0.09)
1/31/2016	$10.10	0.17	(0.47)	(0.30)	(0.17)	(0.18)
1/31/2015	$10.33	0.15	0.37	0.52	(0.17)	(0.58)
1/31/2014	$10.63	0.20	0.11	0.31	(0.25)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Advisor Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Institutional 2 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.23)	$10.27	7.92%	0.53%	0.53%	1.77%	12%	$109
(0.24)	$9.74	6.70%	0.49%	0.49%	1.58%	24%	$101
(0.38)	$9.36	(2.76%)	0.46%	0.46%	1.91%	24%	$94
(0.78)	$10.01	5.48%	0.47%	0.47%	1.79%	12%	$96
(0.65)	$10.24	3.35%	0.41%	0.41%	2.16%	22%	$99

(0.21)	$10.37	7.53%	0.81%	0.81%	1.54%	12%	$747
(0.21)	$9.84	6.41%	0.80%	0.80%	1.19%	24%	$355
(0.35)	$9.45	(3.05%)	0.77%	0.77% (c)	1.72%	24%	$490
(0.75)	$10.10	5.07%	0.80%	0.80% (c)	1.46%	12%	$206
(0.61)	$10.33	2.94%	0.76%	0.76% (c)	1.91%	22%	$179
Columbia Capital Allocation Portfolios | Annual Report 2018	109

Financial Highlights
Columbia Capital Allocation Moderate Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$10.62	0.19	1.04	1.23	(0.24)	(0.23)
1/31/2017	$10.14	0.17	0.68	0.85	(0.16)	(0.21)
1/31/2016	$10.98	0.20	(0.49)	(0.29)	(0.22)	(0.33)
1/31/2015	$11.37	0.19	0.51	0.70	(0.23)	(0.86)
1/31/2014	$11.33	0.25	0.44	0.69	(0.33)	(0.32)
Advisor Class(d)
1/31/2018	$10.53	0.23	1.02	1.25	(0.27)	(0.23)
1/31/2017	$10.06	0.24	0.62	0.86	(0.18)	(0.21)
1/31/2016	$10.89	0.23	(0.48)	(0.25)	(0.25)	(0.33)
1/31/2015	$11.29	0.24	0.48	0.72	(0.26)	(0.86)
1/31/2014	$11.25	0.27	0.46	0.73	(0.37)	(0.32)
Class C
1/31/2018	$10.47	0.10	1.03	1.13	(0.16)	(0.23)
1/31/2017	$10.00	0.09	0.67	0.76	(0.08)	(0.21)
1/31/2016	$10.84	0.12	(0.49)	(0.37)	(0.14)	(0.33)
1/31/2015	$11.23	0.11	0.50	0.61	(0.14)	(0.86)
1/31/2014	$11.20	0.16	0.44	0.60	(0.25)	(0.32)
Institutional Class(e)
1/31/2018	$10.48	0.22	1.02	1.24	(0.27)	(0.23)
1/31/2017	$10.01	0.19	0.67	0.86	(0.18)	(0.21)
1/31/2016	$10.85	0.23	(0.49)	(0.26)	(0.25)	(0.33)
1/31/2015	$11.25	0.22	0.50	0.72	(0.26)	(0.86)
1/31/2014	$11.21	0.28	0.44	0.72	(0.36)	(0.32)
Institutional 2 Class(f)
1/31/2018	$10.52	0.22	1.03	1.25	(0.27)	(0.23)
1/31/2017	$10.05	0.20	0.67	0.87	(0.19)	(0.21)
1/31/2016	$10.89	0.30	(0.55)	(0.25)	(0.26)	(0.33)
1/31/2015	$11.28	0.26	0.48	0.74	(0.27)	(0.86)
1/31/2014	$11.25	0.38	0.35	0.73	(0.38)	(0.32)
Institutional 3 Class(g)
1/31/2018	$10.40	0.23	1.01	1.24	(0.28)	(0.23)
1/31/2017	$9.94	0.19	0.67	0.86	(0.19)	(0.21)
1/31/2016	$10.77	0.26	(0.50)	(0.24)	(0.26)	(0.33)
1/31/2015	$11.18	0.25	0.48	0.73	(0.28)	(0.86)
1/31/2014 (h)	$11.32	0.22	0.28	0.50	(0.32)	(0.32)
Class K
1/31/2018	$10.46	0.14	1.08	1.22	(0.25)	(0.23)
1/31/2017	$9.99	0.18	0.67	0.85	(0.17)	(0.21)
1/31/2016	$10.82	0.21	(0.48)	(0.27)	(0.23)	(0.33)
1/31/2015	$11.22	0.18	0.52	0.70	(0.24)	(0.86)
1/31/2014 (j)	$11.25	0.32	0.32	0.64	(0.35)	(0.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.47)	$11.38	11.79%	0.48%	0.48% (c)	1.71%	9%	$486,408
(0.37)	$10.62	8.47%	0.49%	0.49% (c)	1.57%	18%	$494,948
(0.55)	$10.14	(2.78%)	0.48%	0.48% (c)	1.86%	21%	$495,849
(1.09)	$10.98	6.23%	0.51%	0.51% (c)	1.70%	14%	$545,696
(0.65)	$11.37	6.18%	0.47%	0.47% (c)	2.15%	30%	$553,593

(0.50)	$11.28	12.07%	0.23%	0.23% (c)	2.09%	9%	$4,592
(0.39)	$10.53	8.71%	0.24%	0.24% (c)	2.28%	18%	$2,705
(0.58)	$10.06	(2.46%)	0.23%	0.23% (c)	2.15%	21%	$1,082
(1.12)	$10.89	6.44%	0.26%	0.26% (c)	2.19%	14%	$966
(0.69)	$11.29	6.52%	0.19%	0.19% (c)	2.36%	30%	$2

(0.39)	$11.21	10.92%	1.23%	1.23% (c)	0.95%	9%	$82,192
(0.29)	$10.47	7.67%	1.24%	1.24% (c)	0.83%	18%	$87,493
(0.47)	$10.00	(3.56%)	1.23%	1.23% (c)	1.12%	21%	$85,097
(1.00)	$10.84	5.50%	1.26%	1.26% (c)	0.96%	14%	$90,199
(0.57)	$11.23	5.35%	1.23%	1.23% (c)	1.38%	30%	$85,756

(0.50)	$11.22	12.03%	0.23%	0.23% (c)	2.00%	9%	$28,796
(0.39)	$10.48	8.75%	0.24%	0.24% (c)	1.78%	18%	$20,476
(0.58)	$10.01	(2.56%)	0.23%	0.23% (c)	2.11%	21%	$24,108
(1.12)	$10.85	6.47%	0.26%	0.26% (c)	1.97%	14%	$26,084
(0.68)	$11.25	6.49%	0.24%	0.24% (c)	2.46%	30%	$25,287

(0.50)	$11.27	12.12%	0.21%	0.21%	2.01%	9%	$2,655
(0.40)	$10.52	8.78%	0.18%	0.18%	1.93%	18%	$2,084
(0.59)	$10.05	(2.48%)	0.16%	0.16%	2.89%	21%	$686
(1.13)	$10.89	6.63%	0.18%	0.18%	2.33%	14%	$217
(0.70)	$11.28	6.53%	0.13%	0.13%	3.35%	30%	$74

(0.51)	$11.13	12.12%	0.16%	0.16%	2.15%	9%	$801
(0.40)	$10.40	8.84%	0.13%	0.13%	1.83%	18%	$409
(0.59)	$9.94	(2.38%)	0.12%	0.12%	2.48%	21%	$10
(1.14)	$10.77	6.66%	0.09%	0.09%	2.24%	14%	$4
(0.64)	$11.18	4.51%	0.08% (i)	0.08% (i)	3.02% (i)	30%	$2

(0.48)	$11.20	11.82%	0.46%	0.46%	1.25%	9%	$3
(0.38)	$10.46	8.59%	0.43%	0.43%	1.71%	18%	$58
(0.56)	$9.99	(2.65%)	0.41%	0.41%	1.92%	21%	$3
(1.10)	$10.82	6.31%	0.41%	0.41%	1.53%	14%	$3
(0.67)	$11.22	5.72%	0.38% (i)	0.38% (i)	3.10% (i)	30%	$56
Columbia Capital Allocation Portfolios | Annual Report 2018	111

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
1/31/2018	$10.63	0.15	1.05	1.20	(0.21)	(0.23)
1/31/2017	$10.16	0.14	0.67	0.81	(0.13)	(0.21)
1/31/2016	$10.99	0.21	(0.52)	(0.31)	(0.19)	(0.33)
1/31/2015	$11.38	0.17	0.50	0.67	(0.20)	(0.86)
1/31/2014	$11.34	0.21	0.45	0.66	(0.30)	(0.32)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.44)	$11.39	11.50%	0.73%	0.73% (c)	1.40%	9%	$1,924
(0.34)	$10.63	8.09%	0.73%	0.73% (c)	1.30%	18%	$2,549
(0.52)	$10.16	(2.93%)	0.73%	0.73% (c)	1.92%	21%	$5,007
(1.06)	$10.99	5.95%	0.76%	0.76% (c)	1.46%	14%	$2,230
(0.62)	$11.38	5.87%	0.74%	0.74% (c)	1.85%	30%	$2,243
Columbia Capital Allocation Portfolios | Annual Report 2018	113

Financial Highlights
Columbia Capital Allocation Moderate Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$10.99	0.19	1.56	1.75	(0.23)	(0.52)
1/31/2017	$10.34	0.18	0.95	1.13	(0.21)	(0.27)
1/31/2016	$11.50	0.19	(0.49)	(0.30)	(0.22)	(0.64)
1/31/2015	$12.00	0.18	0.63	0.81	(0.24)	(1.07)
1/31/2014	$11.61	0.20	0.86	1.06	(0.31)	(0.36)
Advisor Class(d)
1/31/2018	$10.87	0.30	1.46	1.76	(0.26)	(0.52)
1/31/2017	$10.24	0.21	0.93	1.14	(0.24)	(0.27)
1/31/2016	$11.39	0.28	(0.54)	(0.26)	(0.25)	(0.64)
1/31/2015	$11.90	0.26	0.57	0.83	(0.27)	(1.07)
1/31/2014 (e)	$11.82	0.18	0.53	0.71	(0.27)	(0.36)
Class C
1/31/2018	$10.91	0.11	1.54	1.65	(0.15)	(0.52)
1/31/2017	$10.27	0.10	0.94	1.04	(0.13)	(0.27)
1/31/2016	$11.41	0.11	(0.47)	(0.36)	(0.14)	(0.64)
1/31/2015	$11.92	0.09	0.62	0.71	(0.15)	(1.07)
1/31/2014	$11.53	0.11	0.86	0.97	(0.22)	(0.36)
Institutional Class(g)
1/31/2018	$10.98	0.24	1.53	1.77	(0.26)	(0.52)
1/31/2017	$10.33	0.22	0.94	1.16	(0.24)	(0.27)
1/31/2016	$11.49	0.22	(0.49)	(0.27)	(0.25)	(0.64)
1/31/2015	$11.99	0.21	0.63	0.84	(0.27)	(1.07)
1/31/2014	$11.59	0.23	0.87	1.10	(0.34)	(0.36)
Institutional 2 Class(h)
1/31/2018	$10.87	0.22	1.54	1.76	(0.27)	(0.52)
1/31/2017	$10.23	0.21	0.94	1.15	(0.24)	(0.27)
1/31/2016	$11.39	0.51	(0.77)	(0.26)	(0.26)	(0.64)
1/31/2015	$11.90	0.39	0.46	0.85	(0.29)	(1.07)
1/31/2014 (i)	$11.82	0.19	0.53	0.72	(0.28)	(0.36)
Institutional 3 Class(j)
1/31/2018	$10.87	0.24	1.52	1.76	(0.27)	(0.52)
1/31/2017	$10.23	0.23	0.93	1.16	(0.25)	(0.27)
1/31/2016	$11.38	0.16	(0.40)	(0.24)	(0.27)	(0.64)
1/31/2015	$11.90	0.23	0.61	0.84	(0.29)	(1.07)
1/31/2014 (k)	$11.82	0.19	0.54	0.73	(0.29)	(0.36)
Class K
1/31/2018	$10.98	0.21	1.54	1.75	(0.24)	(0.52)
1/31/2017	$10.33	0.15	0.99	1.14	(0.22)	(0.27)
1/31/2016	$11.49	0.20	(0.49)	(0.29)	(0.23)	(0.64)
1/31/2015	$11.99	0.19	0.63	0.82	(0.25)	(1.07)
1/31/2014	$11.60	0.21	0.86	1.07	(0.32)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.75)	$11.99	16.39%	0.44%	0.44% (c)	1.68%	9%	$1,389,747
(0.48)	$10.99	11.19%	0.44%	0.44% (c)	1.64%	10%	$1,309,998
(0.86)	$10.34	(2.89%)	0.46%	0.46% (c)	1.68%	17%	$1,295,482
(1.31)	$11.50	6.77%	0.48%	0.48% (c)	1.49%	16%	$1,437,972
(0.67)	$12.00	9.26%	0.46%	0.46% (c)	1.64%	23%	$1,425,904

(0.78)	$11.85	16.68%	0.18%	0.18% (c)	2.60%	9%	$1,021
(0.51)	$10.87	11.39%	0.19%	0.19% (c)	1.98%	10%	$355
(0.89)	$10.24	(2.58%)	0.21%	0.21% (c)	2.61%	17%	$202
(1.34)	$11.39	7.06%	0.23%	0.23% (c)	2.22%	16%	$29
(0.63)	$11.90	6.11%	0.21% (f)	0.21% (c),(f)	2.36% (f)	23%	$3

(0.67)	$11.89	15.46%	1.19%	1.19% (c)	0.95%	9%	$207,421
(0.40)	$10.91	10.34%	1.19%	1.19% (c)	0.90%	10%	$186,170
(0.78)	$10.27	(3.48%)	1.21%	1.21% (c)	0.95%	17%	$178,548
(1.22)	$11.41	5.92%	1.23%	1.23% (c)	0.77%	16%	$180,143
(0.58)	$11.92	8.51%	1.21%	1.21% (c)	0.92%	23%	$162,357

(0.78)	$11.97	16.60%	0.19%	0.19% (c)	2.09%	9%	$39,872
(0.51)	$10.98	11.48%	0.19%	0.19% (c)	2.02%	10%	$4,598
(0.89)	$10.33	(2.65%)	0.21%	0.21% (c)	1.92%	17%	$2,443
(1.34)	$11.49	7.05%	0.23%	0.23% (c)	1.77%	16%	$2,989
(0.70)	$11.99	9.65%	0.21%	0.21% (c)	1.90%	23%	$3,352

(0.79)	$11.84	16.62%	0.16%	0.16%	1.95%	9%	$7,323
(0.51)	$10.87	11.55%	0.14%	0.14%	1.94%	10%	$5,521
(0.90)	$10.23	(2.61%)	0.15%	0.15%	4.80%	17%	$3,803
(1.36)	$11.39	7.21%	0.16%	0.16%	3.39%	16%	$78
(0.64)	$11.90	6.21%	0.11% (f)	0.11% (f)	2.51% (f)	23%	$3

(0.79)	$11.84	16.68%	0.12%	0.12%	2.11%	9%	$4,933
(0.52)	$10.87	11.61%	0.09%	0.09%	2.15%	10%	$3,459
(0.91)	$10.23	(2.42%)	0.09%	0.09%	1.59%	17%	$368
(1.36)	$11.38	7.16%	0.06%	0.06%	1.92%	16%	$2
(0.65)	$11.90	6.25%	0.07% (f)	0.07% (f)	2.56% (f)	23%	$3

(0.76)	$11.97	16.35%	0.41%	0.41%	1.82%	9%	$138
(0.49)	$10.98	11.26%	0.39%	0.39%	1.43%	10%	$87
(0.87)	$10.33	(2.83%)	0.40%	0.40%	1.76%	17%	$291
(1.32)	$11.49	6.88%	0.40%	0.40%	1.55%	16%	$292
(0.68)	$11.99	9.39%	0.36%	0.36%	1.77%	23%	$359
Columbia Capital Allocation Portfolios | Annual Report 2018	115

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
1/31/2018	$10.96	0.17	1.55	1.72	(0.21)	(0.52)
1/31/2017	$10.32	0.16	0.93	1.09	(0.18)	(0.27)
1/31/2016	$11.47	0.16	(0.47)	(0.31)	(0.20)	(0.64)
1/31/2015	$11.97	0.15	0.63	0.78	(0.21)	(1.07)
1/31/2014	$11.58	0.23	0.80	1.03	(0.28)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Advisor Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Institutional 2 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.73)	$11.95	16.05%	0.69%	0.69% (c)	1.46%	9%	$2,786
(0.45)	$10.96	10.84%	0.69%	0.69% (c)	1.48%	10%	$2,282
(0.84)	$10.32	(3.06%)	0.71%	0.71% (c)	1.37%	17%	$1,342
(1.28)	$11.47	6.52%	0.73%	0.73% (c)	1.29%	16%	$1,610
(0.64)	$11.97	9.02%	0.72%	0.72% (c)	1.92%	23%	$1,147
Columbia Capital Allocation Portfolios | Annual Report 2018	117

Financial Highlights
Columbia Capital Allocation Moderate Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$12.00	0.17	2.27	2.44	(0.21)	(0.73)
1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)
1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)
1/31/2015	$13.01	0.16	0.76	0.92	(0.25)	(1.23)
1/31/2014	$12.04	0.18	1.21	1.39	(0.25)	(0.17)
Advisor Class(e)
1/31/2018	$12.10	0.24	2.24	2.48	(0.24)	(0.73)
1/31/2017	$11.23	0.19	1.30	1.49	(0.18)	(0.44)
1/31/2016	$12.54	0.21	(0.56)	(0.35)	(0.25)	(0.71)
1/31/2015	$13.08	0.53	0.44	0.97	(0.28)	(1.23)
1/31/2014	$12.11	0.18	1.25	1.43	(0.29)	(0.17)
Class C
1/31/2018	$12.04	0.08	2.26	2.34	(0.13)	(0.73)
1/31/2017	$11.21	0.07	1.29	1.36	(0.09)	(0.44)
1/31/2016	$12.51	0.09	(0.55)	(0.46)	(0.13)	(0.71)
1/31/2015	$13.07	0.06	0.77	0.83	(0.16)	(1.23)
1/31/2014	$12.11	0.08	1.21	1.29	(0.16)	(0.17)
Institutional Class(f)
1/31/2018	$11.98	0.20	2.26	2.46	(0.24)	(0.73)
1/31/2017	$11.13	0.18	1.29	1.47	(0.18)	(0.44)
1/31/2016	$12.44	0.21	(0.56)	(0.35)	(0.25)	(0.71)
1/31/2015	$12.99	0.19	0.77	0.96	(0.28)	(1.23)
1/31/2014	$12.03	0.19	1.23	1.42	(0.29)	(0.17)
Institutional 2 Class(g)
1/31/2018	$12.09	0.23	2.26	2.49	(0.25)	(0.73)
1/31/2017	$11.23	0.20	1.30	1.50	(0.20)	(0.44)
1/31/2016	$12.53	0.38	(0.71)	(0.33)	(0.26)	(0.71)
1/31/2015	$13.08	0.21	0.77	0.98	(0.30)	(1.23)
1/31/2014	$12.11	0.33	1.12	1.45	(0.31)	(0.17)
Institutional 3 Class(h)
1/31/2018	$11.84	0.31	2.13	2.44	(0.25)	(0.73)
1/31/2017	$11.01	0.21	1.26	1.47	(0.20)	(0.44)
1/31/2016	$12.31	0.13	(0.45)	(0.32)	(0.27)	(0.71)
1/31/2015	$12.87	0.21	0.76	0.97	(0.30)	(1.23)
1/31/2014 (i)	$12.35	0.18	0.78	0.96	(0.27)	(0.17)
Class K
1/31/2018	$11.95	0.19	2.25	2.44	(0.22)	(0.73)
1/31/2017	$11.12	0.09	1.35	1.44	(0.17)	(0.44)
1/31/2016	$12.42	0.19	(0.55)	(0.36)	(0.23)	(0.71)
1/31/2015	$12.98	0.18	0.75	0.93	(0.26)	(1.23)
1/31/2014 (k)	$12.07	0.18	1.17	1.35	(0.27)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.94)	$13.50	20.88%	0.49%	0.49% (c)	1.35%	9%	$1,826,698
(0.60)	$12.00	13.24%	0.47% (d)	0.47% (c),(d)	1.30%	9%	$1,671,442
(0.93)	$11.15	(3.42%)	0.52%	0.52% (c)	1.42%	16%	$1,646,276
(1.48)	$12.45	7.03%	0.52%	0.52% (c)	1.22%	20%	$1,815,185
(0.42)	$13.01	11.67%	0.50%	0.50% (c)	1.38%	22%	$1,805,239

(0.97)	$13.61	21.09%	0.24%	0.24% (c)	1.86%	9%	$11,216
(0.62)	$12.10	13.61%	0.22% (d)	0.22% (c),(d)	1.62%	9%	$2,128
(0.96)	$11.23	(3.23%)	0.27%	0.27% (c)	1.72%	16%	$1,119
(1.51)	$12.54	7.41%	0.29%	0.29% (c)	4.16%	20%	$1,054
(0.46)	$13.08	11.95%	0.22%	0.22% (c)	1.39%	22%	$7

(0.86)	$13.52	19.91%	1.24%	1.24% (c)	0.59%	9%	$215,268
(0.53)	$12.04	12.36%	1.22% (d)	1.22% (c),(d)	0.55%	9%	$216,271
(0.84)	$11.21	(4.08%)	1.27%	1.27% (c)	0.69%	16%	$206,181
(1.39)	$12.51	6.30%	1.27%	1.27% (c)	0.49%	20%	$213,166
(0.33)	$13.07	10.71%	1.25%	1.25% (c)	0.63%	22%	$198,837

(0.97)	$13.47	21.13%	0.24%	0.24% (c)	1.59%	9%	$136,761
(0.62)	$11.98	13.55%	0.22% (d)	0.22% (c),(d)	1.55%	9%	$119,833
(0.96)	$11.13	(3.26%)	0.27%	0.27% (c)	1.67%	16%	$113,846
(1.51)	$12.44	7.40%	0.27%	0.27% (c)	1.47%	20%	$128,314
(0.46)	$12.99	11.87%	0.25%	0.25% (c)	1.49%	22%	$128,234

(0.98)	$13.60	21.18%	0.19%	0.19%	1.80%	9%	$8,881
(0.64)	$12.09	13.63%	0.13% (d)	0.13% (d)	1.68%	9%	$5,706
(0.97)	$11.23	(3.05%)	0.17%	0.17%	3.15%	16%	$3,537
(1.53)	$12.53	7.46%	0.16%	0.16%	1.62%	20%	$648
(0.48)	$13.08	12.07%	0.18%	0.18%	2.56%	22%	$577

(0.98)	$13.30	21.26%	0.14%	0.14%	2.47%	9%	$20,776
(0.64)	$11.84	13.68%	0.07% (d)	0.07% (d)	1.81%	9%	$1,128
(0.98)	$11.01	(3.09%)	0.12%	0.12%	1.16%	16%	$379
(1.53)	$12.31	7.58%	0.09%	0.09%	1.64%	20%	$2
(0.44)	$12.87	7.88%	0.07% (j)	0.07% (j)	2.22% (j)	22%	$3

(0.95)	$13.44	21.00%	0.44%	0.44%	1.41%	9%	$3
(0.61)	$11.95	13.21%	0.42% (d)	0.42% (d)	0.80%	9%	$2
(0.94)	$11.12	(3.32%)	0.41%	0.41%	1.53%	16%	$90
(1.49)	$12.42	7.17%	0.41%	0.41%	1.34%	20%	$98
(0.44)	$12.98	11.31%	0.38% (j)	0.38% (j)	1.57% (j)	22%	$105
Columbia Capital Allocation Portfolios | Annual Report 2018	119

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
1/31/2018	$11.99	0.15	2.24	2.39	(0.17)	(0.73)
1/31/2017	$11.14	0.13	1.29	1.42	(0.13)	(0.44)
1/31/2016	$12.44	0.14	(0.54)	(0.40)	(0.19)	(0.71)
1/31/2015	$12.99	0.13	0.76	0.89	(0.21)	(1.23)
1/31/2014	$12.03	0.13	1.22	1.35	(0.22)	(0.17)
Class V(l)
1/31/2018	$12.00	0.17	2.27	2.44	(0.21)	(0.73)
1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)
1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)
1/31/2015	$13.00	0.16	0.76	0.92	(0.24)	(1.23)
1/31/2014	$12.04	0.16	1.22	1.38	(0.25)	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class K	Class R	Class V
01/31/2017	0.04%	0.04%	0.04%	0.04%	0.04%	0.05%	0.01%	0.04%	0.04%

(e)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(f)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(g)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(h)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(i)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(j)	Annualized.
(k)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(l)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.90)	$13.48	20.51%	0.74%	0.74% (c)	1.14%	9%	$4,816
(0.57)	$11.99	12.97%	0.72% (d)	0.72% (c),(d)	1.10%	9%	$3,743
(0.90)	$11.14	(3.67%)	0.77%	0.77% (c)	1.11%	16%	$3,556
(1.44)	$12.44	6.86%	0.77%	0.77% (c)	1.01%	20%	$4,270
(0.39)	$12.99	11.31%	0.75%	0.75% (c)	1.02%	22%	$4,347

(0.94)	$13.50	20.88%	0.49%	0.49% (c)	1.35%	9%	$93,279
(0.60)	$12.00	13.24%	0.47% (d)	0.47% (c),(d)	1.30%	9%	$86,404
(0.93)	$11.15	(3.42%)	0.52%	0.52% (c)	1.42%	16%	$85,135
(1.47)	$12.45	7.07%	0.56%	0.54% (c)	1.20%	20%	$97,408
(0.42)	$13.00	11.52%	0.55%	0.55% (c)	1.24%	22%	$101,766
Columbia Capital Allocation Portfolios | Annual Report 2018	121

Financial Highlights
Columbia Capital Allocation Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$12.11	0.14	2.85	2.99	(0.20)	(0.80)
1/31/2017	$11.08	0.13	1.49	1.62	(0.14)	(0.45)
1/31/2016	$12.54	0.15	(0.57)	(0.42)	(0.19)	(0.85)
1/31/2015	$12.82	0.12	0.86	0.98	(0.30)	(0.96)
1/31/2014	$11.41	0.12	1.53	1.65	(0.24)	—
Advisor Class(d)
1/31/2018	$11.89	0.14	2.83	2.97	(0.23)	(0.80)
1/31/2017	$10.89	0.15	1.46	1.61	(0.16)	(0.45)
1/31/2016	$12.34	0.24	(0.61)	(0.37)	(0.23)	(0.85)
1/31/2015	$12.63	0.54	0.46	1.00	(0.33)	(0.96)
1/31/2014 (e)	$11.82	0.20	0.88	1.08	(0.27)	—
Class C
1/31/2018	$11.85	0.04	2.79	2.83	(0.11)	(0.80)
1/31/2017	$10.87	0.04	1.45	1.49	(0.06)	(0.45)
1/31/2016	$12.32	0.06	(0.55)	(0.49)	(0.11)	(0.85)
1/31/2015	$12.62	0.03	0.83	0.86	(0.20)	(0.96)
1/31/2014	$11.24	0.03	1.50	1.53	(0.15)	—
Institutional Class(g)
1/31/2018	$12.06	0.22	2.79	3.01	(0.23)	(0.80)
1/31/2017	$11.03	0.16	1.48	1.64	(0.16)	(0.45)
1/31/2016	$12.49	0.19	(0.58)	(0.39)	(0.22)	(0.85)
1/31/2015	$12.78	0.17	0.83	1.00	(0.33)	(0.96)
1/31/2014	$11.36	0.19	1.50	1.69	(0.27)	—
Institutional 2 Class(h)
1/31/2018	$11.88	0.19	2.79	2.98	(0.24)	(0.80)
1/31/2017	$10.88	0.17	1.45	1.62	(0.17)	(0.45)
1/31/2016	$12.33	0.31	(0.68)	(0.37)	(0.23)	(0.85)
1/31/2015	$12.63	0.16	0.85	1.01	(0.35)	(0.96)
1/31/2014 (i)	$11.82	0.04	1.06	1.10	(0.29)	—
Institutional 3 Class(j)
1/31/2018	$11.88	0.18	2.80	2.98	(0.24)	(0.80)
1/31/2017	$10.87	0.19	1.45	1.64	(0.18)	(0.45)
1/31/2016	$12.32	0.08	(0.44)	(0.36)	(0.24)	(0.85)
1/31/2015	$12.62	0.17	0.84	1.01	(0.35)	(0.96)
1/31/2014 (k)	$11.82	0.15	0.95	1.10	(0.30)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
122	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.00)	$14.10	25.45%	0.49%	0.49% (c)	1.08%	13%	$670,783
(0.59)	$12.11	14.95%	0.50%	0.50% (c)	1.06%	12%	$582,182
(1.04)	$11.08	(3.92%)	0.51%	0.51% (c)	1.18%	12%	$549,678
(1.26)	$12.54	7.50%	0.54%	0.54% (c)	0.92%	27%	$577,868
(0.24)	$12.82	14.41%	0.52%	0.52% (c)	0.98%	29%	$554,189

(1.03)	$13.83	25.76%	0.23%	0.23% (c)	1.10%	13%	$1,662
(0.61)	$11.89	15.20%	0.25%	0.25% (c)	1.27%	12%	$1,242
(1.08)	$10.89	(3.65%)	0.26%	0.26% (c)	1.97%	12%	$779
(1.29)	$12.34	7.78%	0.28%	0.28% (c)	4.28%	27%	$497
(0.27)	$12.63	9.08%	0.29% (f)	0.29% (c),(f)	2.54% (f)	29%	$26

(0.91)	$13.77	24.61%	1.24%	1.24% (c)	0.34%	13%	$88,717
(0.51)	$11.85	14.01%	1.25%	1.25% (c)	0.33%	12%	$75,648
(0.96)	$10.87	(4.60%)	1.25%	1.25% (c)	0.46%	12%	$66,938
(1.16)	$12.32	6.66%	1.29%	1.29% (c)	0.22%	27%	$62,488
(0.15)	$12.62	13.56%	1.27%	1.27% (c)	0.27%	29%	$50,676

(1.03)	$14.04	25.73%	0.23%	0.23% (c)	1.67%	13%	$20,763
(0.61)	$12.06	15.27%	0.25%	0.25% (c)	1.39%	12%	$3,329
(1.07)	$11.03	(3.69%)	0.26%	0.26% (c)	1.55%	12%	$1,809
(1.29)	$12.49	7.70%	0.29%	0.29% (c)	1.30%	27%	$1,433
(0.27)	$12.78	14.82%	0.28%	0.28% (c)	1.51%	29%	$951

(1.04)	$13.82	25.83%	0.20%	0.20%	1.44%	13%	$2,642
(0.62)	$11.88	15.28%	0.18%	0.18%	1.49%	12%	$1,638
(1.08)	$10.88	(3.58%)	0.18%	0.18%	2.61%	12%	$1,041
(1.31)	$12.33	7.83%	0.18%	0.18%	1.22%	27%	$381
(0.29)	$12.63	9.27%	0.19% (f)	0.19% (f)	0.47% (f)	29%	$385

(1.04)	$13.82	25.89%	0.14%	0.14%	1.40%	13%	$3,722
(0.63)	$11.88	15.44%	0.13%	0.13%	1.66%	12%	$2,111
(1.09)	$10.87	(3.54%)	0.15%	0.15%	0.69%	12%	$214
(1.31)	$12.32	7.88%	0.14%	0.14%	1.30%	27%	$2
(0.30)	$12.62	9.23%	0.06% (f)	0.06% (f)	1.95% (f)	29%	$3
Columbia Capital Allocation Portfolios | Annual Report 2018	123

Financial Highlights  (continued)
Columbia Capital Allocation Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class K
1/31/2018	$12.14	0.15	2.86	3.01	(0.21)	(0.80)
1/31/2017	$11.11	0.14	1.48	1.62	(0.14)	(0.45)
1/31/2016	$12.56	0.16	(0.56)	(0.40)	(0.20)	(0.85)
1/31/2015	$12.84	0.10	0.89	0.99	(0.31)	(0.96)
1/31/2014	$11.43	0.14	1.52	1.66	(0.25)	—
Class R
1/31/2018	$12.02	0.11	2.83	2.94	(0.17)	(0.80)
1/31/2017	$11.01	0.14	1.43	1.57	(0.11)	(0.45)
1/31/2016	$12.46	0.12	(0.56)	(0.44)	(0.16)	(0.85)
1/31/2015	$12.75	0.10	0.83	0.93	(0.26)	(0.96)
1/31/2014	$11.35	0.14	1.47	1.61	(0.21)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Advisor Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(h)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(i)	Institutional 2 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(j)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(k)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
124	Columbia Capital Allocation Portfolios | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(1.01)	$14.14	25.51%	0.45%	0.45%	1.17%	13%	$101
(0.59)	$12.14	14.98%	0.43%	0.43%	1.19%	12%	$73
(1.05)	$11.11	(3.76%)	0.43%	0.43%	1.25%	12%	$57
(1.27)	$12.56	7.60%	0.43%	0.43%	0.72%	27%	$68
(0.25)	$12.84	14.52%	0.40%	0.40%	1.13%	29%	$152

(0.97)	$13.99	25.21%	0.73%	0.73% (c)	0.83%	13%	$2,671
(0.56)	$12.02	14.61%	0.75%	0.75% (c)	1.22%	12%	$2,099
(1.01)	$11.01	(4.09%)	0.76%	0.76% (c)	0.97%	12%	$1,029
(1.22)	$12.46	7.19%	0.79%	0.79% (c)	0.72%	27%	$912
(0.21)	$12.75	14.13%	0.78%	0.78% (c)	1.12%	29%	$644
Columbia Capital Allocation Portfolios | Annual Report 2018	125

Notes to Financial Statements
January 31, 2018
Note 1. Organization
Columbia Funds Series Trust and Columbia Funds Series Trust II, (each, a Trust and collectively, the Trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust is organized as a Delaware statutory trust and Columbia Funds Series Trust II is organized as a Massachusetts business trust.
Information presented in these financial statements pertains to the following series of the Trusts (each, a Fund and collectively, the Funds): Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio, each a series of Columbia Funds Series Trust, and Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio, each a series of Columbia Funds Series Trust II. Each Fund currently operates as a diversified fund.
Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.
Fund shares
Each Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees.
Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio each offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, Class K and Class R shares. Columbia Capital Allocation Moderate Aggressive Portfolio offers Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, Class K, Class R and Class V shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trusts’ organizational documents and by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.
Class A shares are subject to a maximum front-end sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio. Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.
126	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
Class K shares are not subject to sales charges and are closed to new investors. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the same Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class V shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange
Columbia Capital Allocation Portfolios | Annual Report 2018	127

Notes to Financial Statements  (continued)
January 31, 2018
rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
128	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
Columbia Capital Allocation Portfolios | Annual Report 2018	129

Notes to Financial Statements  (continued)
January 31, 2018
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
130	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Capital Allocation Portfolios | Annual Report 2018	131

Notes to Financial Statements  (continued)
January 31, 2018
Columbia Capital Allocation Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	23,173*
Equity risk	Net assets — unrealized appreciation on futures contracts	74,597*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,926
Total		105,696

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	155,925*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,889
Interest rate risk	Net assets — unrealized depreciation on futures contracts	361,839*
Total		521,653

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(187,543)	(187,543)
Equity risk	—	180,282	—	180,282
Foreign exchange risk	7,963	—	—	7,963
Interest rate risk	—	232,276	—	232,276
Total	7,963	412,558	(187,543)	232,978

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	98,240	98,240
Equity risk	—	(71,002)	—	(71,002)
Foreign exchange risk	1,134	—	—	1,134
Interest rate risk	—	(333,748)	—	(333,748)
Total	1,134	(404,750)	98,240	(305,376)
132	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	16,287,503
Futures contracts — short	5,332,765
Credit default swap contracts — buy protection	5,625,000
Credit default swap contracts — sell protection	750,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	8,481	(6,705)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Columbia Capital Allocation Moderate Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	69,490*
Equity risk	Net assets — unrealized appreciation on futures contracts	915,826*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	12,256
Total		997,572

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	21,838*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,944
Interest rate risk	Net assets — unrealized depreciation on futures contracts	802,942*
Total		830,724

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Capital Allocation Portfolios | Annual Report 2018	133

Notes to Financial Statements  (continued)
January 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(477,425)	(477,425)
Equity risk	—	2,588,100	—	2,588,100
Foreign exchange risk	13,817	—	—	13,817
Interest rate risk	—	417,175	—	417,175
Total	13,817	3,005,275	(477,425)	2,541,667

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	258,776	258,776
Equity risk	—	970,997	—	970,997
Foreign exchange risk	1,873	—	—	1,873
Interest rate risk	—	(707,719)	—	(707,719)
Total	1,873	263,278	258,776	523,927
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	49,287,844
Futures contracts — short	7,958,346
Credit default swap contracts — buy protection	11,287,500
Credit default swap contracts — sell protection	2,250,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	12,958	(10,232)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Columbia Capital Allocation Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	222,710*
Equity risk	Net assets — unrealized appreciation on futures contracts	8,299,882*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	26,134
Total		8,548,726

134	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	54,902*
Equity risk	Net assets — unrealized depreciation on futures contracts	62,395*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	17,554
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,298,683*
Total		1,433,534

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(912,869)	(912,869)
Equity risk	—	19,055,798	—	19,055,798
Foreign exchange risk	(20,275)	—	—	(20,275)
Interest rate risk	—	17,378	—	17,378
Total	(20,275)	19,073,176	(912,869)	18,140,032

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	541,438	541,438
Equity risk	—	7,742,326	—	7,742,326
Foreign exchange risk	9,204	—	—	9,204
Interest rate risk	—	(1,091,603)	—	(1,091,603)
Total	9,204	6,650,723	541,438	7,201,365
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	185,060,955
Futures contracts — short	8,448,415
Credit default swap contracts — buy protection	18,125,000
Credit default swap contracts — sell protection	7,250,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	19,452	(21,886)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Columbia Capital Allocation Portfolios | Annual Report 2018	135

Notes to Financial Statements  (continued)
January 31, 2018
Columbia Capital Allocation Moderate Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	356,662*
Equity risk	Net assets — unrealized appreciation on futures contracts	16,984,298*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	18,197
Total		17,359,157

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	74,192*
Equity risk	Net assets — unrealized depreciation on futures contracts	87,352*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	12,069
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,300,312*
Total		2,473,925

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(974,625)	(974,625)
Equity risk	—	36,659,573	—	36,659,573
Foreign exchange risk	(11,164)	—	—	(11,164)
Interest rate risk	—	714,856	—	714,856
Total	(11,164)	37,374,429	(974,625)	36,388,640

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	745,017	745,017
Equity risk	—	16,757,704	—	16,757,704
Foreign exchange risk	5,421	—	—	5,421
Interest rate risk	—	(1,945,455)	—	(1,945,455)
Total	5,421	14,812,249	745,017	15,562,687
136	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	366,301,857
Futures contracts — short	5,745,593
Credit default swap contracts — buy protection	24,875,000
Credit default swap contracts — sell protection	11,500,000

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	13,480	(15,229)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Columbia Capital Allocation Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	131,829*
Equity risk	Net assets — unrealized appreciation on futures contracts	5,332,858*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	21,476
Interest rate risk	Net assets — unrealized appreciation on futures contracts	36,943*
Total		5,523,106

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	22,258*
Equity risk	Net assets — unrealized depreciation on futures contracts	28,858*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	14,111
Interest rate risk	Net assets — unrealized depreciation on futures contracts	179,997*
Total		245,224

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Capital Allocation Portfolios | Annual Report 2018	137

Notes to Financial Statements  (continued)
January 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(137,485)	(137,485)
Equity risk	—	10,686,640	—	10,686,640
Foreign exchange risk	(12,632)	—	—	(12,632)
Interest rate risk	—	365,461	—	365,461
Total	(12,632)	11,052,101	(137,485)	10,901,984

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	230,633	230,633
Equity risk	—	5,095,921	—	5,095,921
Foreign exchange risk	8,280	—	—	8,280
Interest rate risk	—	(118,130)	—	(118,130)
Total	8,280	4,977,791	230,633	5,216,704
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	88,885,473
Futures contracts — short	6,423,899
Credit default swap contracts — buy protection	7,250,000
Credit default swap contracts — sell protection	4,250,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	15,912	(17,942)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2018:
138	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Columbia Capital Allocation Conservative Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	1,612	1,612
Forward foreign currency exchange contracts	7,926	-	7,926
Total assets	7,926	1,612	9,538
Liabilities
Forward foreign currency exchange contracts	3,889	-	3,889
Total liabilities	3,889	-	3,889
Total financial and derivative net assets	4,037	1,612	5,649
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	4,037	1,612	5,649

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Conservative Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	4,835	4,835
Forward foreign currency exchange contracts	12,256	-	12,256
Total assets	12,256	4,835	17,091
Liabilities
Forward foreign currency exchange contracts	5,944	-	5,944
Total liabilities	5,944	-	5,944
Total financial and derivative net assets	6,312	4,835	11,147
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	6,312	4,835	11,147

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	15,578	15,578
Forward foreign currency exchange contracts	26,134	-	26,134
Total assets	26,134	15,578	41,712
Liabilities
Centrally cleared credit default swap contracts (a)	-	510	510
Forward foreign currency exchange contracts	17,554	-	17,554
Total liabilities	17,554	510	18,064
Total financial and derivative net assets	8,580	15,068	23,648
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	8,580	15,068	23,648

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Portfolios | Annual Report 2018	139

Notes to Financial Statements  (continued)
January 31, 2018
Columbia Capital Allocation Moderate Aggressive Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	24,711	24,711
Forward foreign currency exchange contracts	18,197	-	18,197
Total assets	18,197	24,711	42,908
Liabilities
Centrally cleared credit default swap contracts (a)	-	689	689
Forward foreign currency exchange contracts	12,069	-	12,069
Total liabilities	12,069	689	12,758
Total financial and derivative net assets	6,128	24,022	30,150
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	6,128	24,022	30,150

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Aggressive Portfolio
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	9,132	9,132
Forward foreign currency exchange contracts	21,476	-	21,476
Total assets	21,476	9,132	30,608
Liabilities
Centrally cleared credit default swap contracts (a)	-	207	207
Forward foreign currency exchange contracts	14,111	-	14,111
Total liabilities	14,111	207	14,318
Total financial and derivative net assets	7,365	8,925	16,290
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	7,365	8,925	16,290

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
140	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trusts are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their investment company taxable income and net capital gain, if any, for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their ordinary income, capital gain and net income and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid quarterly for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio. Distributions from net investment income, if any, are declared and paid annually for Columbia Capital Allocation Aggressive Portfolio. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trusts’ organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Columbia Capital Allocation Portfolios | Annual Report 2018	141

Notes to Financial Statements  (continued)
January 31, 2018
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Funds have entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in Columbia proprietary funds (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.12% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.57% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay a management services fee (or investment advisory services fee, as applicable), exchange-traded funds, derivatives and individual securities.
The effective management services fee rates, net of any waiver, based on each Fund’s average daily net assets for the year ended January 31, 2018 were as follows:
Effective management services fee rate (%)
Columbia Capital Allocation Conservative Portfolio	0.10
Columbia Capital Allocation Moderate Conservative Portfolio	0.09
Columbia Capital Allocation Moderate Portfolio	0.07
Columbia Capital Allocation Moderate Aggressive Portfolio	0.10
Columbia Capital Allocation Aggressive Portfolio	0.08
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Funds and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended January 31, 2018, other expenses paid by the Fund to this company were as follows:
Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	851
Columbia Capital Allocation Moderate Conservative Portfolio	1,145
Columbia Capital Allocation Moderate Portfolio	1,910
Columbia Capital Allocation Moderate Aggressive Portfolio	2,412
Columbia Capital Allocation Aggressive Portfolio	1,199
142	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds as disclosed in the Statement of Operations, along with other affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
For the year ended January 31, 2018, the Funds’ effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class B (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class K (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.10	0.10	0.06	0.10	0.10	0.07	0.02	0.072	0.10	—
Columbia Capital Allocation Moderate Conservative Portfolio	0.09	0.09	0.05	0.09	0.09	0.07	0.02	0.068	0.09	—
Columbia Capital Allocation Moderate Portfolio	0.09	0.08	0.05	0.09	0.09	0.06	0.02	0.061	0.09	—
Columbia Capital Allocation Moderate Aggressive Portfolio	0.12	0.11	0.07	0.12	0.12	0.06	0.01	0.060	0.12	0.12
Columbia Capital Allocation Aggressive Portfolio	0.11	0.11	0.07	0.11	0.10	0.07	0.01	0.070	0.11	—
Columbia Capital Allocation Portfolios | Annual Report 2018	143

Notes to Financial Statements  (continued)
January 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended January 31, 2018, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	—
Columbia Capital Allocation Moderate Conservative Portfolio	100
Columbia Capital Allocation Moderate Portfolio	100
Columbia Capital Allocation Moderate Aggressive Portfolio	10,264
Columbia Capital Allocation Aggressive Portfolio	140
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Funds have entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors.
Under the Plans, each Fund pays a monthly fee to the Distributor at the annual rates of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, up to 1.00% of each Fund’s average daily net assets attributable to Class B and Class C shares and up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio). As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
For Class B and Class C shares of the Funds, of 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:
Fund	Class C ($)
Columbia Capital Allocation Conservative Portfolio	283,000
Columbia Capital Allocation Moderate Conservative Portfolio	480,000
Columbia Capital Allocation Moderate Portfolio	1,676,000
Columbia Capital Allocation Moderate Aggressive Portfolio	1,215,000
Columbia Capital Allocation Aggressive Portfolio	296,000
These amounts are based on the most recent information available as of December 31, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.
144	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Shareholder services fees
Columbia Capital Allocation Moderate Aggressive Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended January 31, 2018, if any, are as follows:
Fund	Class A ($)	Class B ($)	Class C ($)	Class V ($)
Columbia Capital Allocation Conservative Portfolio	176,343	—	3,245	—
Columbia Capital Allocation Moderate Conservative Portfolio	425,581	—	7,162	—
Columbia Capital Allocation Moderate Portfolio	1,587,384	4,017	19,024	—
Columbia Capital Allocation Moderate Aggressive Portfolio	1,826,958	—	24,655	5,841
Columbia Capital Allocation Aggressive Portfolio	966,484	—	11,095	—
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	June 1, 2017 through May 31, 2018
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class K (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.49	0.24	1.24	0.24	0.235	0.185	0.485	0.74	N/A
Columbia Capital Allocation Moderate Conservative Portfolio	0.49	0.24	1.24	0.24	0.235	0.185	0.485	0.74	N/A
Columbia Capital Allocation Moderate Portfolio	0.47	0.22	1.22	0.22	0.215	0.165	0.465	0.72	N/A
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	0.26	1.26	0.26	0.235	0.185	0.485	0.76	0.51
Columbia Capital Allocation Aggressive Portfolio	0.51	0.26	1.26	0.26	0.235	0.185	0.485	0.76	N/A

	Prior to June 1, 2017
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class K (%)	Class R (%)	Class V (%)
Columbia Capital Allocation Conservative Portfolio	0.49	0.24	1.24	0.24	0.19	0.14	0.44	0.74	N/A
Columbia Capital Allocation Moderate Conservative Portfolio	0.49	0.24	1.24	0.24	0.19	0.14	0.44	0.74	N/A
Columbia Capital Allocation Moderate Portfolio	0.47	0.22	1.22	0.22	0.17	0.12	0.42	0.72	N/A
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	0.26	1.26	0.26	0.21	0.16	0.46	0.76	0.51
Columbia Capital Allocation Aggressive Portfolio	0.51	0.26	1.26	0.26	0.21	0.16	0.46	0.76	N/A
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. Each
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Notes to Financial Statements  (continued)
January 31, 2018
Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Funds. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Fund	Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital increase increase ($)
Columbia Capital Allocation Conservative Portfolio	413,020	(413,020)	—
Columbia Capital Allocation Moderate Conservative Portfolio	1,347,733	(1,347,733)	—
Columbia Capital Allocation Moderate Portfolio	4,687,472	(4,687,473)	1
Columbia Capital Allocation Moderate Aggressive Portfolio	6,423,154	(6,423,154)	—
Columbia Capital Allocation Aggressive Portfolio	3,217,642	(3,217,642)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended January 31, 2018			Year Ended January 31, 2017
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	5,276,563	238,125	5,514,688	4,117,122	2,156,875	6,273,997
Columbia Capital Allocation Moderate Conservative Portfolio	13,127,567	11,629,590	24,757,157	9,766,303	11,609,575	21,375,878
Columbia Capital Allocation Moderate Portfolio	35,210,863	64,277,288	99,488,151	28,811,684	37,896,551	66,708,235
Columbia Capital Allocation Moderate Aggressive Portfolio	51,258,055	104,329,187	155,587,242	28,654,252	76,281,211	104,935,463
Columbia Capital Allocation Aggressive Portfolio	14,814,073	38,635,635	53,449,708	7,265,468	24,879,383	32,144,851
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Capital Allocation Conservative Portfolio	289,087	3,436,441	—	7,547,513
Columbia Capital Allocation Moderate Conservative Portfolio	2,528,285	12,458,610	—	36,476,047
Columbia Capital Allocation Moderate Portfolio	8,217,047	42,564,900	—	162,729,815
Columbia Capital Allocation Moderate Aggressive Portfolio	15,117,984	77,006,019	—	316,366,004
Columbia Capital Allocation Aggressive Portfolio	5,009,024	31,127,126	—	132,475,469
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Notes to Financial Statements  (continued)
January 31, 2018
At January 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Capital Allocation Conservative Portfolio	247,207,867	11,672,598	(4,125,085)	7,547,513
Columbia Capital Allocation Moderate Conservative Portfolio	569,311,071	44,128,320	(7,652,273)	36,476,047
Columbia Capital Allocation Moderate Portfolio	1,488,748,073	185,799,010	(23,069,195)	162,729,815
Columbia Capital Allocation Moderate Aggressive Portfolio	2,002,785,384	328,547,075	(12,181,071)	316,366,004
Columbia Capital Allocation Aggressive Portfolio	659,254,312	138,347,881	(5,872,412)	132,475,469
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at January 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended January 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
Fund	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Capital Allocation Conservative Portfolio	—	—	—	—	—	869,431	—	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended January 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Capital Allocation Conservative Portfolio	27,216,014	48,961,948
Columbia Capital Allocation Moderate Conservative Portfolio	47,626,721	103,319,177
Columbia Capital Allocation Moderate Portfolio	133,317,372	175,132,654
Columbia Capital Allocation Moderate Aggressive Portfolio	167,195,699	288,446,315
Columbia Capital Allocation Aggressive Portfolio	86,452,166	94,252,803
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset
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Notes to Financial Statements  (continued)
January 31, 2018
value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
No Fund had borrowings during the year ended January 31, 2018.
Note 8. Significant risks
Shareholder concentration risk
At January 31, 2018, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
The number of accounts and aggregate percentages of shares outstanding held therein were as follows:
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Capital Allocation Conservative Portfolio	—	—	79.6
Columbia Capital Allocation Moderate Conservative Portfolio	—	—	78.6
Columbia Capital Allocation Moderate Portfolio	—	—	90.0
Columbia Capital Allocation Moderate Aggressive Portfolio	1	14.2	57.5
Columbia Capital Allocation Aggressive Portfolio	—	—	88.4
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
148	Columbia Capital Allocation Portfolios | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Capital Allocation Portfolios | Annual Report 2018	149

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio (two of the funds constituting Columbia Funds Series Trust, hereafter collectively referred to as the "Funds") as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 23, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
To the Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio (three of the funds constituting Columbia Funds Series Trust II, hereafter collectively referred to as the "Funds") as of January 31, 2018, the related statements of operations for the year ended January 31, 2018, the statements of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our
150	Columbia Capital Allocation Portfolios | Annual Report 2018

Report of Independent Registered Public Accounting Firm  (continued)
opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 23, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Capital Allocation Portfolios | Annual Report 2018	151

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended January 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Capital Allocation Conservative Portfolio	18.23%	11.79%	$3,858,294	$43,244	$0.00	$567,568	$0.02
Columbia Capital Allocation Moderate Conservative Portfolio	26.23%	18.02%	$21,489,393	$135,978	$0.00	$1,753,671	$0.03
Columbia Capital Allocation Moderate Portfolio	25.73%	18.32%	$79,063,283	$439,202	$0.00	$4,521,431	$0.03
Columbia Capital Allocation Moderate Aggressive Portfolio	39.45%	28.56%	$143,078,248	$752,876	$0.00	$6,308,925	$0.04
Columbia Capital Allocation Aggressive Portfolio	51.80%	37.92%	$54,963,805	$315,729	$0.01	$2,208,007	$0.04
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
152	Columbia Capital Allocation Portfolios | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chari, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
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TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
154	Columbia Capital Allocation Portfolios | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Capital Allocation Portfolios | Annual Report 2018	155

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	195	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
156	Columbia Capital Allocation Portfolios | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Capital Allocation Portfolios | Annual Report 2018	157

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
158	Columbia Capital Allocation Portfolios | Annual Report 2018

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Columbia Capital Allocation Portfolios
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to
investor.columbiathreadneedleus.com. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN124_01_H01_(03/18)

Annual Report
January 31, 2018
Columbia Global Strategic Equity Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Strategic Equity Fund   |  Annual Report 2018

Columbia Global Strategic Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Global Strategic Equity Fund (the Fund) seeks capital appreciation.
Portfolio management
Mark Burgess
Co-manager
Managed Fund since 2015
Melda Mergen, CFA, CAIA
Co-manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	30.57	12.39	7.97
	Including sales charges		23.04	11.06	7.33
Advisor Class*		11/08/12	30.86	12.66	8.11
Class C	Excluding sales charges	10/15/96	29.48	11.55	7.17
	Including sales charges		28.48	11.55	7.17
Institutional Class		10/15/96	30.79	12.65	8.24
Institutional 2 Class*		11/08/12	30.88	12.78	8.18
Institutional 3 Class*		03/01/17	30.93	12.45	8.00
Class K*		03/07/11	30.55	12.50	8.05
Class R		01/23/06	30.21	12.10	7.70
MSCI ACWI (Net)			27.48	11.02	6.13
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The Fund’s performance prior to June 2, 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Global Strategic Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (January 31, 2008 — January 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Strategic Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2018)
Alternative Strategies Funds	3.5
Common Stocks	13.4
Equity Funds	82.9
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Global Strategic Equity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended January 31, 2018, the Fund’s Class A shares returned 30.57% excluding sales charges. The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned 27.48% during the period. We attribute the portfolio’s outperformance of the benchmark primarily to positioning, via underlying funds, in Japanese and value-oriented equities, which more than offset positioning in European, U.S. large cap growth and commodity stocks, which detracted.
Synchronized upswing in economic growth supported global equities
Global equity markets enjoyed strong gains in U.S. dollar terms during the 12-month period ended January 31, 2018, particularly Japan, Europe and the emerging markets. Robust returns were supported by positive corporate earnings results and strong economic data, especially during the second half of the period when synchronized global economic growth began to accelerate. Markets also rallied boosted by enhanced monetary and fiscal stimulus measures, unfazed by a backdrop of heightened geopolitical tensions. The Asian equity markets’ rally, weakness in the U.S. dollar, global liquidity and a supportive macro outlook further underpinned inflows to the global equity markets. Also notable was that virtually all major international equity markets posted double-digit returns in local currency terms as well.
From a regional perspective, U.S. equities performed strongly throughout the period, repeatedly hitting record highs along the way. Buoyant corporate earnings results, especially in the information technology sector, along with an improving domestic economy and a strengthening global economy, were among those factors boosting investor sentiment. During the first half of the period, growth stocks outperformed value stocks due to some softer domestic economic data points and skepticism that the current U.S. Administration would be able to deliver on its growth agenda. Despite declining inflation, the Federal Reserve (the Fed) raised interest rates twice in the first half of the period. The third quarter 2017 Gross Domestic Product growth rate then came in well ahead of consensus forecasts. Consumer confidence was buoyant, and jobs data remained strong. Such data paved the way for a third 2017 interest rate increase by the Fed in December 2017. U.S. equities also benefited from anticipation during the second half of the period that Congress would approve a tax reform bill. The bill, eventually passed on December 20, 2017, featured a cut in corporate tax rates from 35% to 21%.
European equities performed well during the period, boosted by a more encouraging political and economic backdrop after the twin shocks of Brexit and the U.S. presidential election results in 2016. Election results in France and Germany favored market-friendly centrists. Holland, Austria and Norway elected center-right coalitions. The European equity markets benefited from better domestic economic growth and from the region’s exposure to world trade, with encouraging trends apparent with major partners, such as the U.S., boosted by potential fiscal stimulus, and China, where economic growth appears to have stabilized. Double-digit corporate earnings growth buoyed European stocks as well.
In the U.K., both market sentiment and the British pound sterling were influenced by the ongoing exit negotiations between the U.K. government and the European Union. The inconclusive outcome of June 2017’s snap election, called by Prime Minister May, created further unrest, doing little to allay investor concerns about the U.K.’s political and economic outlook. After a strong start, the fallout from the election stifled equity market momentum, initially spurred by the sterling’s devaluation in the wake of the Brexit vote. While stocks of U.K. domestic companies tended to underperform those of more internationally focused businesses, the U.K. equity market still posted modest double-digit gains and hit record highs in absolute terms for the period overall.
Japanese equities had a positive year, as its economic indicators were generally positive surprises. Japanese corporate earnings tend to be driven by global economic growth, and the synchronized upswings experienced during the annual period were therefore beneficial to the region. As part of a broader trend of improving corporate governance in Japan, several companies additionally reaped the benefits of efforts to reduce costs and improve profitability as global demand rose. While political uncertainty caused market volatility to heighten at certain times through the first three quarters of 2017, Prime Minister Abe’s landslide election in October 2017 reassured markets, propelling them to a strong finish for the annual period.
Emerging market equities shrugged off geopolitical tensions, as well as concerns about the economic slowdown in China and protectionism in the U.S., to register their best performance overall since 2009, outperforming developed markets equities. The emerging market equities rally, backed by strong corporate earnings growth, was led by the information technology sector, while more traditionally defensive sectors lagged. Asia was the best performing emerging markets region, with China in particular outperforming broader global indices. Investor inflows to emerging market equity funds validated the strong performance, following four consecutive years of withdrawals.
4	Columbia Global Strategic Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
All told, for the period overall, the broad global equity market, as measured by benchmarks, outperformed the broad U.S. equity market, as measured by the S&P 500 Index, which rose 26.41%. As measured by the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), respectively, international developed market equities and emerging market equities returned 27.60% and 41.01%, respectively.
Positioning in Japanese and value equities boosted relative results
Underlying fund selection overall was the primary driver of the Fund’s performance during the period, as most underlying funds significantly outperformed their respective benchmarks during the period. From a sector perspective, information technology stood out as the top positive contributor to relative results across different strategies. From regional and style perspectives, positive contributors included Japanese equities and value-oriented equities, via positions in underlying funds. Positions in underlying funds Columbia Overseas Value Fund and Columbia Disciplined Value Fund especially boosted relative results.
Conversely, via underlying funds, positioning in European equities, U.S. large-cap growth equities and commodity equities detracted from relative results. More specifically, positions in Columbia Contrarian Europe Fund (formerly named Columbia European Fund), Columbia Large Cap Growth Fund and Columbia Global Energy and Natural Resources Fund dampened the Fund’s relative results during the period.
Risk management analysis drove portfolio changes
Changes within the portfolio can be driven by active trading, by directing allocations to select market segments or by market appreciation or depreciation within a given market segment, all via investments in underlying funds. Throughout the period, we rebalanced the Fund’s portfolio as we sought to manage risk and achieve the Fund’s investment objective. For example, during the period, we believed valuations in U.S. equities were generally stretched. We focused on stock-specific stories instead of timing sectors or factors, such as value, yield or growth. Underlying funds continued to invest in long-term secular trends as their core holdings, but we added some cyclical exposure given consensus expectations for higher U.S. economic growth due to anticipated fiscal stimulus. We also became more bullish on emerging markets equities, as we started seeing signs of corporate earnings recovery. We found more emerging markets names in which to deploy capital, particularly in the financials sector, which had been underweight the benchmark in the last several years.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Asset allocation does not assure a profit or protect against loss. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Strategic Equity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2017 — January 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,152.20	1,022.68	2.71	2.55	0.50	6.84	6.42	1.26
Advisor Class (formerly Class R4)	1,000.00	1,000.00	1,153.70	1,023.95	1.36	1.28	0.25	5.48	5.15	1.01
Class C	1,000.00	1,000.00	1,147.70	1,018.90	6.77	6.36	1.25	10.88	10.23	2.01
Institutional Class (formerly Class Z)	1,000.00	1,000.00	1,153.40	1,023.95	1.36	1.28	0.25	5.48	5.15	1.01
Institutional 2 Class (formerly Class R5)	1,000.00	1,000.00	1,153.00	1,024.10	1.19	1.12	0.22	5.32	5.00	0.98
Institutional 3 Class (formerly Class Y)	1,000.00	1,000.00	1,153.70	1,024.35	0.92	0.87	0.17	5.05	4.75	0.93
Class K	1,000.00	1,000.00	1,152.00	1,022.84	2.55	2.40	0.47	6.67	6.27	1.23
Class R	1,000.00	1,000.00	1,150.50	1,021.42	4.07	3.82	0.75	8.18	7.69	1.51
6	Columbia Global Strategic Equity Fund | Annual Report 2018

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Columbia Global Strategic Equity Fund | Annual Report 2018	7

Portfolio of Investments
January 31, 2018
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 3.5%
	Shares	Value ($)
Columbia Convertible Securities Fund, Institutional 3 Class(a)	1,223,813	25,638,901
Total Alternative Strategies Funds (Cost $20,162,058)		25,638,901

Common Stocks 13.4%
Issuer	Shares	Value ($)
Consumer Discretionary 1.8%
Auto Components 0.6%
Koito Manufacturing Co., Ltd.	43,500	3,072,756
Lear Corp.	1,100	212,454
Shoei Co., Ltd.	32,500	1,492,144
Total		4,777,354
Automobiles 0.2%
Fiat Chrysler Automobiles NV(b)	2,284	55,188
Ford Motor Co.	15,233	167,106
General Motors Co.	1,011	42,877
Isuzu Motors Ltd.	36,300	614,705
Peugeot SA	8,868	199,172
Subaru Corp.	11,500	383,048
Total		1,462,096
Hotels, Restaurants & Leisure 0.2%
Round One Corp.	71,800	1,331,499
Household Durables 0.3%
Persimmon PLC	5,200	184,728
Sony Corp.	40,400	1,937,628
Taylor Wimpey PLC	67,788	183,450
Total		2,305,806
Internet & Direct Marketing Retail 0.1%
Start Today Co., Ltd.	31,200	921,876
Multiline Retail 0.3%
Seria Co., Ltd.	27,600	1,646,615
Target Corp.	2,659	200,010
Total		1,846,625
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 0.1%
Best Buy Co., Inc.	2,603	190,175
Gap, Inc. (The)	4,111	136,650
Home Depot, Inc. (The)	254	51,029
TJX Companies, Inc. (The)	1,882	151,162
Total		529,016
Total Consumer Discretionary		13,174,272
Consumer Staples 0.4%
Beverages —%
PepsiCo, Inc.	1,978	237,953
Food & Staples Retailing 0.1%
Costco Wholesale Corp.	869	169,342
CVS Health Corp.	2,602	204,752
Walmart, Inc.	2,600	277,160
Total		651,254
Household Products 0.3%
Kimberly-Clark Corp.	425	49,725
Pigeon Corp.	50,900	1,990,229
Total		2,039,954
Tobacco —%
Philip Morris International, Inc.	1,956	209,742
Swedish Match AB	3,044	123,307
Total		333,049
Total Consumer Staples		3,262,210
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	144,000	124,476
China Shenhua Energy Co., Ltd., Class H	72,000	223,722
MOL Hungarian Oil & Gas PLC	12,800	156,368
OMV AG	2,355	151,631
Polski Koncern Naftowy Orlen SA	467	15,146
PTT PCL, Foreign Registered Shares	4,300	67,513
Tupras Turkiye Petrol Rafinerileri AS	2,778	85,338
Valero Energy Corp.	1,768	169,675
Total		993,869
Total Energy		993,869

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Strategic Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 2.1%
Banks 0.9%
Agricultural Bank of China Ltd., Class H	377,000	230,663
Bank of Nova Scotia (The)	3,000	199,317
China Construction Bank Corp., Class H	18,000	20,665
Citigroup, Inc.	3,134	245,957
Dubai Islamic Bank PJSC	76,253	126,502
Hana Financial Group, Inc.	4,304	209,734
JPMorgan Chase & Co.	163	18,854
Mitsubishi UFJ Financial Group, Inc.	662,800	5,011,678
Royal Bank of Canada	1,700	145,564
Toronto-Dominion Bank (The)	3,300	200,737
Turkiye Garanti Bankasi AS	5,921	19,371
Turkiye Is Bankasi AS	30,675	65,733
Woori Finance Holdings Co., Ltd.	7,202	113,549
Total		6,608,324
Capital Markets —%
China Huarong Asset Management Co., Ltd., Class H(c)	310,000	156,400
Diversified Financial Services 0.5%
EXOR NV	540	41,715
ORIX Corp.	195,300	3,658,297
Total		3,700,012
Insurance 0.7%
Allianz SE, Registered Shares	69	17,433
Assicurazioni Generali SpA	10,100	200,258
AXA SA	6,500	213,817
CNP Assurances	4,555	116,724
Dai-ichi Life Holdings, Inc.	176,600	3,724,070
Mapfre SA	46,821	166,312
Principal Financial Group, Inc.	392	26,499
Prudential Financial, Inc.	960	114,067
Swiss Life Holding AG, Registered Shares	188	70,595
Total		4,649,775
Total Financials		15,114,511
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.9%
Biotechnology —%
Alexion Pharmaceuticals, Inc.(b)	350	41,762
Biogen, Inc.(b)	200	69,562
BioMarin Pharmaceutical, Inc.(b)	350	31,581
Celgene Corp.(b)	450	45,522
Vertex Pharmaceuticals, Inc.(b)	350	58,404
Total		246,831
Health Care Equipment & Supplies 0.5%
Asahi Intecc Co., Ltd.	18,000	691,505
Hoya Corp.	63,000	3,235,870
Total		3,927,375
Health Care Providers & Services 0.3%
AmerisourceBergen Corp.	128	12,758
Anthem, Inc.	74	18,341
CIGNA Corp.	1,038	216,267
Express Scripts Holding Co.(b)	3,127	247,596
McKesson Corp.	775	130,882
Solasto Corp.	38,400	1,020,851
UnitedHealth Group, Inc.	1,225	290,056
Total		1,936,751
Pharmaceuticals 0.1%
GlaxoSmithKline PLC	1,425	26,715
Johnson & Johnson	1,077	148,831
Pfizer, Inc.	6,505	240,945
Roche Holding AG, Genusschein Shares	74	18,243
Total		434,734
Total Health Care		6,545,691
Industrials 3.6%
Aerospace & Defense —%
Boeing Co. (The)	1,005	356,142
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	6,717	239,677
International Consolidated Airlines Group SA	7,849	71,333
Japan Airlines Co., Ltd.	2,200	83,132
Total		394,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.4%
Daikin Industries Ltd.	15,300	1,846,110
Maeda Kosen Co., Ltd.	70,200	1,317,402
Total		3,163,512
Construction & Engineering 0.1%
Kajima Corp.	19,000	188,634
Obayashi Corp.	15,900	191,969
Taisei Corp.	3,600	183,746
Total		564,349
Electrical Equipment 0.4%
Nidec Corp.	20,100	3,234,971
Industrial Conglomerates —%
CITIC Ltd.	76,000	119,610
Machinery 1.0%
Fujitec Co., Ltd.	23,800	328,428
Komatsu Ltd.	53,000	2,083,032
Nittoku Engineering Co., Ltd.	23,899	1,156,366
PACCAR, Inc.	2,570	191,619
Rheon Automatic Machinery Co., Ltd.	38,800	787,865
Takuma Co., Ltd.	188,700	2,564,163
Total		7,111,473
Professional Services 0.9%
BayCurrent Consulting, Inc.	33,600	1,065,691
Benefit One, Inc.	41,000	1,035,969
Nihon M&A Center, Inc.	34,400	2,052,613
Persol Holdings Co., Ltd.	43,700	1,091,861
Tanseisha Co., Ltd.	97,553	1,098,948
Total		6,345,082
Trading Companies & Distributors 0.7%
ITOCHU Corp.	151,400	2,979,052
MISUMI Group, Inc.	54,500	1,650,062
Mitsubishi Corp.	29,200	818,341
Total		5,447,455
Total Industrials		26,736,736
Information Technology 2.3%
Communications Equipment 0.1%
Cisco Systems, Inc.	6,100	253,394
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.0%
Amano Corp.	89,400	2,429,682
Hitachi Ltd.	30,000	239,394
Keyence Corp.	7,400	4,522,195
Total		7,191,271
Internet Software & Services —%
Mixi, Inc.	3,800	167,793
IT Services 0.2%
International Business Machines Corp.	1,298	212,483
ITOCHU Techno-Solutions Corp.	32,100	1,414,674
Total		1,627,157
Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.	4,200	225,246
Disco Corp.	4,500	1,061,267
Intel Corp.	5,810	279,693
Lam Research Corp.	991	189,796
Phison Electronics Corp.	4,000	40,757
Rohm Co., Ltd.	4,700	517,778
Total		2,314,537
Software 0.3%
Digital Arts, Inc.	29,400	1,093,858
Microsoft Corp.	1,747	165,982
Nintendo Co., Ltd.	2,600	1,177,579
Total		2,437,419
Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.	1,223	204,767
Compal Electronics, Inc.	263,000	195,787
Elecom Co., Ltd.	77,500	1,851,064
HP, Inc.	9,300	216,876
Pegatron Corp.	67,000	181,270
Samsung Electronics Co., Ltd.	7	16,361
Total		2,666,125
Total Information Technology		16,657,696

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Strategic Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
January 31, 2018
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.7%
Chemicals 0.6%
Covestro AG	123	14,138
JCU Corp.	28,800	1,387,037
LyondellBasell Industries NV, Class A	1,995	239,081
Mitsubishi Chemical Holdings Corp.	1,300	14,178
Mitsui Chemicals, Inc.	52,200	1,645,861
Nitto Denko Corp.	10,500	964,739
Total		4,265,034
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	50,355	199,971
Rio Tinto PLC	2,629	146,400
Total		346,371
Paper & Forest Products —%
UPM-Kymmene OYJ	5,870	197,793
Total Materials		4,809,198
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) —%
Duke Realty Corp.	5,426	143,301
Real Estate Management & Development 0.7%
DAMAC Properties Dubai Co. PJSC	19,302	17,516
Katitas Co., Ltd.(b)	96,900	2,813,712
Open House Co., Ltd.	27,000	1,585,326
Shimao Property Holdings Ltd.	25,500	75,668
Sun Hung Kai Properties Ltd.	9,000	155,600
Total		4,647,822
Total Real Estate		4,791,123
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.4%
Nippon Telegraph & Telephone Corp.	49,400	2,365,503
Orange SA	1,737	31,367
Telenor ASA	7,818	183,055
Total		2,579,925
Wireless Telecommunication Services 0.4%
SoftBank Group Corp.	36,500	3,032,709
Total Telecommunication Services		5,612,634
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities —%
Electric Utilities —%
FirstEnergy Corp.	916	30,136
Inter RAO UES PJSC(b)	901,000	60,747
PG&E Corp.	288	12,220
Total		103,103
Multi-Utilities —%
CenterPoint Energy, Inc.	3,841	108,240
Engie SA	9,113	158,173
Total		266,413
Total Utilities		369,516
Total Common Stocks (Cost $76,354,493)		98,067,456

Equity Funds 82.9%
	Shares	Value ($)
Dividend Income 11.2%
Columbia Dividend Income Fund, Institutional 3 Class(a)	1,695,971	39,600,933
Columbia Global Dividend Opportunity Fund, Institutional 3 Class(a)	2,113,359	42,858,915
Total		82,459,848
International 43.0%
Columbia Contrarian Asia Pacific Fund, Institutional 3 Class(a)	1,033,538	15,668,440
Columbia Contrarian Europe Fund, Institutional 3 Class(a)	7,530,826	57,460,201
Columbia Emerging Markets Fund, Institutional 3 Class(a)	2,075,355	30,819,024
Columbia Global Energy and Natural Resources Fund, Institutional 3 Class(a)	925,437	18,878,908
Columbia Global Infrastructure Fund, Institutional 3 Class(a)	2,018,226	27,568,969
Columbia Global Technology Growth Fund, Institutional 3 Class(a),(b)	1,161,109	40,580,763
Columbia Overseas Value Fund, Institutional 3 Class(a)	5,976,775	64,907,776
Columbia Select Global Equity Fund, Institutional 3 Class(a)	4,292,190	59,618,516
Total		315,502,597

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
January 31, 2018
Equity Funds (continued)
	Shares	Value ($)
U.S. Large Cap 25.2%
Columbia Disciplined Value Fund, Institutional 3 Class(a)	6,563,402	73,772,636
Columbia Large Cap Growth Fund, Institutional 3 Class(a)	602,186	26,773,178
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	4,786,204	72,223,826
Columbia Select Large Cap Growth Fund, Institutional 3 Class(a),(b)	626,547	11,728,960
Total		184,498,600
U.S. Small Cap 3.5%
Columbia Small Cap Growth Fund I, Institutional 3 Class(a),(b)	1,270,877	26,014,852
Total Equity Funds (Cost $487,724,128)		608,475,897

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.475%(a),(d)	1,354,410	1,354,410
Total Money Market Funds (Cost $1,354,328)		1,354,410
Total Investments (Cost: $585,595,007)		733,536,664
Other Assets & Liabilities, Net		151,378
Net Assets		733,688,042

Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
91,000 CAD	73,259 USD	JPMorgan	03/14/2018	—	(758)
1,780,000 CNY	275,700 USD	JPMorgan	03/14/2018	—	(6,184)
237,000 EUR	290,332 USD	JPMorgan	03/14/2018	—	(4,656)
36,521,000 HUF	144,879 USD	JPMorgan	03/14/2018	—	(1,559)
8,006,000 JPY	72,211 USD	JPMorgan	03/14/2018	—	(1,282)
92,990,000 KRW	87,283 USD	JPMorgan	03/14/2018	275	—
1,026,000 NOK	130,615 USD	JPMorgan	03/14/2018	—	(2,636)
225,000 TRY	57,979 USD	JPMorgan	03/14/2018	—	(1,234)
5,984,000 TWD	203,040 USD	JPMorgan	03/14/2018	—	(2,847)
116,649 USD	146,000 AUD	JPMorgan	03/14/2018	981	—
116,347 USD	377,000 BRL	JPMorgan	03/14/2018	1,502	—
217,845 USD	209,000 CHF	JPMorgan	03/14/2018	7,377	—
86,914 USD	528,000 DKK	JPMorgan	03/14/2018	1,401	—
262,252 USD	189,000 GBP	JPMorgan	03/14/2018	6,497	—
145,057 USD	9,315,000 INR	JPMorgan	03/14/2018	581	—
43,518 USD	822,000 MXN	JPMorgan	03/14/2018	370	—
116,006 USD	1,437,000 ZAR	JPMorgan	03/14/2018	4,597	—
Total				23,581	(21,156)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Strategic Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
January 31, 2018
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Contrarian Asia Pacific Fund, Class I Shares
	1,258,054	16,560	(1,274,614)*	—	—	(161,107)	2,656,618	—	—
Columbia Contrarian Asia Pacific Fund, Institutional 3 Class
	—	1,256,563*	(223,025)	1,033,538	—	(319,780)	3,023,407	174,211	15,668,440
Columbia Contrarian Europe Fund, Class I Shares
	8,191,787	125,641	(8,317,428)*	—	—	(115,392)	9,321,474	—	—
Columbia Contrarian Europe Fund, Institutional 3 Class
	—	8,622,546*	(1,091,720)	7,530,826	—	(356,036)	4,599,594	1,021,290	57,460,201
Columbia Convertible Securities Fund, Class I Shares
	1,207,665	28,408	(1,236,073)*	—	—	50,026	(2,945,308)	177,481	—
Columbia Convertible Securities Fund, Institutional 3 Class
	—	1,273,347*	(49,534)	1,223,813	—	194,271	5,476,844	559,786	25,638,901
Columbia Disciplined Value Fund, Class I Shares
	6,433,238	54,421	(6,487,659)*	—	—	107,584	(5,397,906)	—	—
Columbia Disciplined Value Fund, Institutional 3 Class
	—	6,945,398*	(381,996)	6,563,402	3,536,119	766,404	14,091,685	1,573,637	73,772,636
Columbia Dividend Income Fund, Class I Shares
	1,756,531	26,310	(1,782,841)*	—	—	367,520	(3,170,384)	183,745	—
Columbia Dividend Income Fund, Institutional 3 Class
	—	1,792,128*	(96,157)	1,695,971	981,540	767,802	8,448,464	524,687	39,600,933
Columbia Emerging Markets Fund, Class I Shares
	2,612,421	29,161	(2,641,582)*	—	—	43,543	(1,103,023)	—	—
Columbia Emerging Markets Fund, Institutional 3 Class
	—	2,573,749*	(498,394)	2,075,355	—	1,265,501	10,524,075	134,700	30,819,024
Columbia Global Dividend Opportunity Fund, Class I Shares
	2,211,783	45,265	(2,257,048)*	—	—	(84,035)	1,989,543	273,332	—
Columbia Global Dividend Opportunity Fund, Institutional 3 Class
	—	2,281,807*	(168,448)	2,113,359	—	50,525	4,825,217	1,020,826	42,858,915
Columbia Global Energy and Natural Resources Fund, Class I Shares
	919,902	19,182	(939,084)*	—	—	(1,912)	947,484	—	—
Columbia Global Energy and Natural Resources Fund, Institutional 3 Class
	—	987,689*	(62,252)	925,437	—	(196,399)	1,513,099	389,531	18,878,908
Columbia Global Infrastructure Fund, Class I Shares
	2,019,699	23,913	(2,043,612)*	—	—	(104,013)	8,159,223	—	—
Columbia Global Infrastructure Fund, Institutional 3 Class
	—	2,169,801*	(151,575)	2,018,226	779,957	(1,086,088)	(3,852,237)	211,602	27,568,969
Columbia Global Technology Growth Fund, Class I Shares
	1,347,797	10,017	(1,357,814)*	—	—	383,346	(7,062,011)	—	—
Columbia Global Technology Growth Fund, Institutional 3 Class
	—	1,407,361*	(246,252)	1,161,109	1,279,841	2,307,090	17,235,503	—	40,580,763
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
January 31, 2018
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Large Cap Growth Fund, Class I Shares
	640,010	7,820	(647,830)*	—	—	51,848	1,184,577	—	—
Columbia Large Cap Growth Fund, Institutional 3 Class
	—	665,883*	(63,697)	602,186	1,430,824	196,776	3,932,739	62,036	26,773,178
Columbia Overseas Value Fund, Class I Shares
	6,704,822	72,715	(6,777,537)*	—	—	(44,365)	(2,094,119)	—	—
Columbia Overseas Value Fund, Institutional 3 Class
	—	6,940,692*	(963,917)	5,976,775	1,031,664	1,569,018	15,832,221	1,120,693	64,907,776
Columbia Select Global Equity Fund, Class I Shares
	5,959,628	52,564	(6,012,192)*	—	—	201,044	(1,311,732)	—	—
Columbia Select Global Equity Fund, Institutional 3 Class
	—	5,933,725*	(1,641,535)	4,292,190	229,968	2,114,795	15,741,307	187,964	59,618,516
Columbia Select Large Cap Equity Fund, Class I Shares
	4,962,502	—	(4,962,502)*	—	—	—	(4,023,392)	—	—
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	5,350,307*	(564,103)	4,786,204	3,252,334	1,157,809	15,946,967	609,479	72,223,826
Columbia Select Large Cap Growth Fund, Class I Shares
	696,729	8,523	(705,252)*	—	—	75,086	(1,136,631)	—	—
Columbia Select Large Cap Growth Fund, Institutional 3 Class
	—	730,885*	(104,338)	626,547	1,148,333	402,395	2,925,175	—	11,728,960
Columbia Short-Term Cash Fund, 1.475%
	2,660,125	40,722,950	(42,028,665)	1,354,410	—	(223)	81	21,335	1,354,410
Columbia Small Cap Growth Fund I, Class I Shares
	1,231,528	15,074	(1,246,602)*	—	—	44,977	(3,715,735)	—	—
Columbia Small Cap Growth Fund I, Institutional 3 Class
	—	1,411,024*	(140,147)	1,270,877	3,501,819	443,796	5,964,553	—	26,014,852
Total					17,172,399	10,091,806	118,527,372	8,246,335	635,469,208

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2018, the value of these securities amounted to $156,400, which represents 0.02% of net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2018.
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Strategic Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
January 31, 2018
Currency Legend  (continued)
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
¦	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
¦	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
¦	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
January 31, 2018
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	25,638,901	—	—	—	25,638,901
Common Stocks
Consumer Discretionary	1,151,463	12,022,809	—	—	13,174,272
Consumer Staples	1,148,674	2,113,536	—	—	3,262,210
Energy	169,675	824,194	—	—	993,869
Financials	950,995	14,163,516	—	—	15,114,511
Health Care	1,552,507	4,993,184	—	—	6,545,691
Industrials	547,761	26,188,975	—	—	26,736,736
Information Technology	1,748,237	14,909,459	—	—	16,657,696
Materials	239,081	4,570,117	—	—	4,809,198
Real Estate	143,301	4,647,822	—	—	4,791,123
Telecommunication Services	—	5,612,634	—	—	5,612,634
Utilities	150,596	218,920	—	—	369,516
Total Common Stocks	7,802,290	90,265,166	—	—	98,067,456
Equity Funds	608,475,897	—	—	—	608,475,897
Money Market Funds	—	—	—	1,354,410	1,354,410
Total Investments	641,917,088	90,265,166	—	1,354,410	733,536,664
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	23,581	—	—	23,581
Liability
Forward Foreign Currency Exchange Contracts	—	(21,156)	—	—	(21,156)
Total	641,917,088	90,267,591	—	1,354,410	733,539,089
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Strategic Equity Fund | Annual Report 2018

Statement of Assets and Liabilities
January 31, 2018
Assets
Investments in unaffiliated issuers, at cost	$76,354,493
Investments in affiliated issuers, at cost	509,240,514
Investments in unaffiliated issuers, at value	98,067,456
Investments in affiliated issuers, at value	635,469,208
Unrealized appreciation on forward foreign currency exchange contracts	23,581
Receivable for:
Investments sold	1,051,724
Capital shares sold	361,387
Dividends	39,346
Foreign tax reclaims	62,436
Prepaid expenses	2,316
Other assets	1,251
Total assets	735,078,705
Liabilities
Foreign currency (identified cost $181)	180
Unrealized depreciation on forward foreign currency exchange contracts	21,156
Payable for:
Investments purchased	339,121
Capital shares purchased	872,711
Management services fees	1,910
Distribution and/or service fees	6,141
Transfer agent fees	55,631
Plan administration fees	1
Compensation of board members	40,398
Compensation of chief compliance officer	140
Other expenses	53,274
Total liabilities	1,390,663
Net assets applicable to outstanding capital stock	$733,688,042
Represented by
Paid in capital	572,938,687
Undistributed net investment income	6,328,504
Accumulated net realized gain	6,473,560
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	21,712,963
Investments - affiliated issuers	126,228,694
Foreign currency translations	3,209
Forward foreign currency exchange contracts	2,425
Total - representing net assets applicable to outstanding capital stock	$733,688,042
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	17

Statement of Assets and Liabilities  (continued)
January 31, 2018
Class A
Net assets	$611,507,560
Shares outstanding	37,271,578
Net asset value per share	$16.41
Maximum offering price per share(a)	$17.41
Advisor Class(b)
Net assets	$8,276,817
Shares outstanding	482,958
Net asset value per share	$17.14
Class C
Net assets	$71,030,244
Shares outstanding	5,059,073
Net asset value per share	$14.04
Institutional Class(c)
Net assets	$40,391,202
Shares outstanding	2,394,194
Net asset value per share	$16.87
Institutional 2 Class(d)
Net assets	$602,601
Shares outstanding	35,114
Net asset value per share	$17.16
Institutional 3 Class(e)
Net assets	$1,535,286
Shares outstanding	90,515
Net asset value per share	$16.96
Class K
Net assets	$134,865
Shares outstanding	8,015
Net asset value per share	$16.83
Class R
Net assets	$209,467
Shares outstanding	12,983
Net asset value per share	$16.13

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Strategic Equity Fund | Annual Report 2018

Statement of Operations
Year Ended January 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$1,468,416
Dividends — affiliated issuers	8,246,335
Foreign taxes withheld	(135,108)
Total income	9,579,643
Expenses:
Management services fees	579,896
Distribution and/or service fees
Class A	1,386,043
Class B(a)	17,527
Class C	697,811
Class R	4,081
Transfer agent fees
Class A	627,832
Advisor Class(b)	4,278
Class B(a)	2,292
Class C	79,767
Institutional Class(c)	32,949
Institutional 2 Class(d)	423
Institutional 3 Class(e),(f)	64
Class K	86
Class R	947
Plan administration fees
Class K	295
Compensation of board members	25,116
Custodian fees	70,125
Printing and postage fees	75,689
Registration fees	120,025
Audit fees	17,493
Legal fees	12,593
Compensation of chief compliance officer	142
Other	34,987
Total expenses	3,790,461
Expense reduction	(650)
Total net expenses	3,789,811
Net investment income	5,789,832
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,362,065
Investments — affiliated issuers	10,091,806
Capital gain distributions from underlying affiliated funds	17,172,399
Foreign currency translations	(14,218)
Forward foreign currency exchange contracts	(39,143)
Net realized gain	35,572,909
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	16,956,337
Investments — affiliated issuers	118,527,372
Foreign currency translations	5,780
Forward foreign currency exchange contracts	2,425
Net change in unrealized appreciation (depreciation)	135,491,914
Net realized and unrealized gain	171,064,823
Net increase in net assets resulting from operations	$176,854,655

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	19

Statement of Operations  (continued)
Year Ended January 31, 2018
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(d)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(e)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(f)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Strategic Equity Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended January 31, 2018 (a)	Year Ended January 31, 2017
Operations
Net investment income	$5,789,832	$6,093,798
Net realized gain (loss)	35,572,909	(21,052,119)
Net change in unrealized appreciation (depreciation)	135,491,914	107,053,863
Net increase in net assets resulting from operations	176,854,655	92,095,542
Distributions to shareholders
Net investment income
Class A	(7,802,494)	(566,248)
Advisor Class(b)	(66,485)	(244)
Class B(c)	(37,946)	—
Class C	(725,833)	—
Institutional Class(d)	(462,496)	(52,857)
Institutional 2 Class(e)	(9,573)	(678)
Institutional 3 Class(f)	(6,321)	—
Class K	(1,672)	(151)
Class R	(10,236)	(160)
Net realized gains
Class A	—	(14,097,120)
Advisor Class(b)	—	(3,387)
Class B(c)	—	(272,449)
Class C	—	(2,457,719)
Institutional Class(d)	—	(622,281)
Institutional 2 Class(e)	—	(4,845)
Class K	—	(2,547)
Class R	—	(22,501)
Total distributions to shareholders	(9,123,056)	(18,103,187)
Decrease in net assets from capital stock activity	(53,379,401)	(97,374,176)
Total increase (decrease) in net assets	114,352,198	(23,381,821)
Net assets at beginning of year	619,335,844	642,717,665
Net assets at end of year	$733,688,042	$619,335,844
Undistributed net investment income	$6,328,504	$5,865,259

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(e)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(f)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	January 31, 2018 (a)		January 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	3,331,650	46,636,686	2,815,693	33,990,935
Distributions reinvested	454,933	6,285,811	1,019,455	11,716,563
Redemptions	(6,919,184)	(97,562,374)	(9,497,922)	(115,002,064)
Net decrease	(3,132,601)	(44,639,877)	(5,662,774)	(69,294,566)
Advisor Class(d)
Subscriptions	649,347	9,672,472	16,288	210,418
Distributions reinvested	2,720	38,678	299	3,575
Redemptions	(190,417)	(2,755,641)	(1,324)	(17,029)
Net increase	461,650	6,955,509	15,263	196,964
Class B(b)
Subscriptions	1,630	19,363	3,747	37,619
Distributions reinvested	3,073	35,124	23,027	230,730
Redemptions (c)	(488,031)	(5,796,457)	(776,055)	(8,129,868)
Net decrease	(483,328)	(5,741,970)	(749,281)	(7,861,519)
Class C
Subscriptions	449,557	5,577,125	485,835	5,042,575
Distributions reinvested	49,204	560,844	184,438	1,825,941
Redemptions	(2,205,666)	(26,595,745)	(2,040,310)	(21,308,973)
Net decrease	(1,706,905)	(20,457,776)	(1,370,037)	(14,440,457)
Institutional Class(e)
Subscriptions	1,305,606	19,724,203	478,869	5,919,766
Distributions reinvested	14,245	204,352	21,656	255,508
Redemptions	(662,588)	(9,821,389)	(895,297)	(10,897,228)
Net increase (decrease)	657,263	10,107,166	(394,772)	(4,721,954)
Institutional 2 Class(f)
Subscriptions	4,095	61,702	39,992	521,412
Distributions reinvested	655	9,534	455	5,467
Redemptions	(15,205)	(224,777)	(23,635)	(300,237)
Net increase (decrease)	(10,455)	(153,541)	16,812	226,642
Institutional 3 Class(g)
Subscriptions	99,172	1,550,718	—	—
Distributions reinvested	391	6,276	—	—
Redemptions	(9,048)	(146,413)	—	—
Net increase	90,515	1,410,581	—	—
Class K
Distributions reinvested	116	1,636	224	2,637
Redemptions	(182)	(2,578)	—	—
Net increase (decrease)	(66)	(942)	224	2,637
Class R
Subscriptions	10,207	139,979	9,268	108,658
Distributions reinvested	508	6,900	1,267	14,329
Redemptions	(67,256)	(1,005,430)	(142,500)	(1,604,910)
Net decrease	(56,541)	(858,551)	(131,965)	(1,481,923)
Total net decrease	(4,180,468)	(53,379,401)	(8,276,530)	(97,374,176)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Strategic Equity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Strategic Equity Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2018	$12.75	0.14	3.72	3.86	(0.20)	—
1/31/2017	$11.35	0.13	1.61	1.74	(0.02)	(0.32)
1/31/2016	$15.35	0.24	(1.00)	(0.76)	(0.33)	(2.91)
1/31/2015	$14.83	0.17	1.16	1.33	(0.35)	(0.46)
1/31/2014	$12.96	0.16	2.02	2.18	(0.31)	—
Advisor Class(d)
1/31/2018	$13.31	0.24	3.82	4.06	(0.23)	—
1/31/2017	$11.81	0.19	1.66	1.85	(0.03)	(0.32)
1/31/2016	$15.85	0.39	(1.16)	(0.77)	(0.36)	(2.91)
1/31/2015	$15.29	0.20	1.21	1.41	(0.39)	(0.46)
1/31/2014	$13.35	0.27	2.02	2.29	(0.35)	—
Class C
1/31/2018	$10.95	0.02	3.18	3.20	(0.11)	—
1/31/2017	$9.85	0.03	1.39	1.42	—	(0.32)
1/31/2016	$13.76	0.12	(0.87)	(0.75)	(0.25)	(2.91)
1/31/2015	$13.36	0.05	1.04	1.09	(0.23)	(0.46)
1/31/2014	$11.69	0.05	1.83	1.88	(0.21)	—
Institutional Class(e)
1/31/2018	$13.11	0.18	3.81	3.99	(0.23)	—
1/31/2017	$11.64	0.16	1.66	1.82	(0.03)	(0.32)
1/31/2016	$15.66	0.26	(1.01)	(0.75)	(0.36)	(2.91)
1/31/2015	$15.11	0.22	1.18	1.40	(0.39)	(0.46)
1/31/2014	$13.20	0.20	2.05	2.25	(0.34)	—
Institutional 2 Class(f)
1/31/2018	$13.33	0.19	3.88	4.07	(0.24)	—
1/31/2017	$11.83	0.19	1.67	1.86	(0.04)	(0.32)
1/31/2016	$15.85	0.32	(1.06)	(0.74)	(0.37)	(2.91)
1/31/2015	$15.29	0.32	1.10	1.42	(0.40)	(0.46)
1/31/2014	$13.35	0.29	2.02	2.31	(0.37)	—
Institutional 3 Class(g)
1/31/2018 (h)	$13.64	0.36	3.21	3.57	(0.25)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Strategic Equity Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.20)	$16.41	30.57%	0.50%	0.50% (c)	0.95%	18%	$611,508
(0.34)	$12.75	15.63%	0.52%	0.52% (c)	1.05%	54%	$515,290
(3.24)	$11.35	(6.66%)	0.50%	0.50% (c)	1.66%	75%	$522,769
(0.81)	$15.35	8.88%	0.48%	0.48% (c)	1.10%	16%	$622,508
(0.31)	$14.83	16.86%	0.50%	0.50% (c)	1.17%	18%	$605,625

(0.23)	$17.14	30.86%	0.25%	0.25% (c)	1.58%	18%	$8,277
(0.35)	$13.31	16.01%	0.27%	0.27% (c)	1.52%	54%	$284
(3.27)	$11.81	(6.55%)	0.27%	0.27% (c)	2.73%	75%	$71
(0.85)	$15.85	9.15%	0.22%	0.22% (c)	1.23%	16%	$11
(0.35)	$15.29	17.19%	0.24%	0.24% (c)	1.84%	18%	$15

(0.11)	$14.04	29.48%	1.25%	1.25% (c)	0.14%	18%	$71,030
(0.32)	$10.95	14.81%	1.27%	1.27% (c)	0.28%	54%	$74,057
(3.16)	$9.85	(7.38%)	1.25%	1.25% (c)	0.90%	75%	$80,104
(0.69)	$13.76	8.08%	1.23%	1.23% (c)	0.34%	16%	$98,125
(0.21)	$13.36	16.06%	1.25%	1.25% (c)	0.42%	18%	$96,989

(0.23)	$16.87	30.79%	0.26%	0.26% (c)	1.23%	18%	$40,391
(0.35)	$13.11	15.98%	0.27%	0.27% (c)	1.27%	54%	$22,765
(3.27)	$11.64	(6.48%)	0.24%	0.24% (c)	1.73%	75%	$24,809
(0.85)	$15.66	9.18%	0.23%	0.23% (c)	1.40%	16%	$51,428
(0.34)	$15.11	17.14%	0.25%	0.25% (c)	1.42%	18%	$53,613

(0.24)	$17.16	30.88%	0.21%	0.21%	1.27%	18%	$603
(0.36)	$13.33	16.04%	0.18%	0.18%	1.53%	54%	$607
(3.28)	$11.83	(6.32%)	0.14%	0.14%	2.15%	75%	$340
(0.86)	$15.85	9.26%	0.10%	0.10%	2.03%	16%	$316
(0.37)	$15.29	17.39%	0.10%	0.10%	1.96%	18%	$29

(0.25)	$16.96	26.47%	0.17% (i)	0.17% (i)	2.52% (i)	18%	$1,535
Columbia Global Strategic Equity Fund | Annual Report 2018	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class K
1/31/2018	$13.08	0.15	3.81	3.96	(0.21)	—
1/31/2017	$11.62	0.15	1.65	1.80	(0.02)	(0.32)
1/31/2016	$15.64	0.27	(1.03)	(0.76)	(0.35)	(2.91)
1/31/2015	$15.10	0.19	1.18	1.37	(0.37)	(0.46)
1/31/2014	$13.19	0.19	2.05	2.24	(0.33)	—
Class R
1/31/2018	$12.54	0.08	3.68	3.76	(0.17)	—
1/31/2017	$11.19	0.08	1.60	1.68	(0.01)	(0.32)
1/31/2016	$15.19	0.19	(0.98)	(0.79)	(0.30)	(2.91)
1/31/2015	$14.68	0.13	1.15	1.28	(0.31)	(0.46)
1/31/2014	$12.83	0.13	2.00	2.13	(0.28)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
(e)	Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
(f)	Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
(g)	Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Strategic Equity Fund | Annual Report 2018

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.21)	$16.83	30.55%	0.46%	0.46%	1.01%	18%	$135
(0.34)	$13.08	15.85%	0.42%	0.42%	1.20%	54%	$106
(3.26)	$11.62	(6.59%)	0.39%	0.39%	1.80%	75%	$91
(0.83)	$15.64	8.98%	0.35%	0.35%	1.18%	16%	$98
(0.33)	$15.10	17.04%	0.36%	0.36%	1.32%	18%	$158

(0.17)	$16.13	30.21%	0.76%	0.76% (c)	0.56%	18%	$209
(0.33)	$12.54	15.30%	0.77%	0.77% (c)	0.68%	54%	$872
(3.21)	$11.19	(6.91%)	0.75%	0.75% (c)	1.35%	75%	$2,254
(0.77)	$15.19	8.64%	0.73%	0.73% (c)	0.81%	16%	$2,681
(0.28)	$14.68	16.59%	0.75%	0.75% (c)	0.93%	18%	$3,131
Columbia Global Strategic Equity Fund | Annual Report 2018	27

Notes to Financial Statements
January 31, 2018
Note 1. Organization
Columbia Global Strategic Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Prior to November 1, 2017, Advisor Class shares were known as Class R4 shares.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional Class shares were known as Class Z shares.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Prior to November 1, 2017, Institutional 2 Class shares were known as Class R5 shares.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017. Prior to November 1, 2017, Institutional 3 Class shares were known as Class Y shares.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
28	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Strategic Equity Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
January 31, 2018
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
30	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. Underlying funds might be using forward currency contracts to hedge and/or shift foreign currency exposure back to US dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	23,581

Columbia Global Strategic Equity Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
January 31, 2018
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	21,156
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	(39,143)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)
Foreign exchange risk	2,425
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2018:
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	22,625	(23,092)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2018:
JPMorgan ($)
Assets
Forward foreign currency exchange contracts	23,581
Liabilities
Forward foreign currency exchange contracts	21,156
Total financial and derivative net assets	2,425
Total collateral received (pledged) (a)	-
Net amount (b)	2,425

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
32	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company net taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Global Strategic Equity Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
January 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on net assets invested in Columbia proprietary funds (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.12% on net assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.57% on net assets invested in all other securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee (or investment advisory services fee, as applicable), exchange-traded funds, derivatives and individual securities. The effective management services fee rate for the year ended January 31, 2018 was 0.09% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
34	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended January 31, 2018, other expenses paid by the Fund to this company were $1,153.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund as disclosed in the Statement of Operations, along with other affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to August 1, 2017, these limitations were 0.075% for Class K and Institutional 2 Class shares and 0.025% for Institutional 3 Class shares.
Columbia Global Strategic Equity Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
January 31, 2018
For the year ended January 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class B	0.07 (a),(b)
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.02 (c)
Class K	0.07
Class R	0.12

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $650.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a distribution and service fee for Class B shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended January 31, 2018, if any, are listed below:
Amount ($)
Class A	463,739
Class C	2,565
36	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	June 1, 2017 through May 31, 2018	Prior to June 1, 2017
Class A	0.50%	0.60%
Advisor Class	0.25	0.35
Class C	1.25	1.35
Institutional Class	0.25	0.35
Institutional 2 Class	0.225	0.28
Institutional 3 Class	0.175	0.23
Class K	0.475	0.53
Class R	0.75	0.85
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,796,469	(3,796,469)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Global Strategic Equity Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
January 31, 2018
The tax character of distributions paid during the years indicated was as follows:
January 31, 2018			January 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,123,056	—	9,123,056	770,554	17,332,633	18,103,187
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,386,003	10,623,914	—	142,775,565
At January 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
590,763,524	146,925,893	(4,150,328)	142,775,565
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at January 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended January 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	20,718,902	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $117,174,099 and $156,355,841, respectively, for the year ended January 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
38	Columbia Global Strategic Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
January 31, 2018
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended January 31, 2018.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Shareholder concentration risk
At January 31, 2018, one unaffiliated shareholder of record owned 21.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 57.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Global Strategic Equity Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
January 31, 2018
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia Global Strategic Equity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and Shareholders of Columbia Global Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Strategic Equity Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 23, 2018
We have served as auditors of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Strategic Equity Fund | Annual Report 2018	41

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended January 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	52.57%	$11,155,110	$538,064	$0.01	$4,494,932	$0.10
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
42	Columbia Global Strategic Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	125	Advisory Board Member, University of Colorado Business School since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance) since February 2018; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Interim Chari, Minnesota Sports Facilities Authority, March 2017-July 2017	125	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	125	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Global Strategic Equity Fund | Annual Report 2018	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	125	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Darien Rowayton Bank (Audit Committee) since 2017
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	125	Director, The Finish Line (athletic shoes and apparel) since July 2003; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016; former Director, hhgregg, 2015-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	125	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1968-2016	123	None
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	125	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
44	Columbia Global Strategic Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016	123	Director, NAPE Education Foundation since October 2016
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	123	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Columbia Global Strategic Equity Fund | Annual Report 2018	45

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	195	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting investor.columbiathreadneedleus.com or contacting your financial intermediary.
46	Columbia Global Strategic Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Strategic Equity Fund | Annual Report 2018	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
48	Columbia Global Strategic Equity Fund | Annual Report 2018

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Columbia Global Strategic Equity Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN181_01_H01_(03/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Carmichael, Ms. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$52,500	$50,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$0	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended January 31, 2018 and January 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$14,300	$9,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended January 31, 2018 and January 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended January 31, 2018 and January 31, 2017 are approximately as follows:

2018	2017
$239,300	$235,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 23, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 23, 2018